UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07618

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: September 30, 2013

Date of reporting period: September 30, 2013

ITEM 1. REPORTS TO STOCKHOLDERS.

ANNUAL REPORT

AllianceBernstein

Municipal Income Fund II

Arizona Portfolio

Massachusetts Portfolio

Michigan Portfolio

Minnesota Portfolio

New Jersey Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

September 30, 2013

Annual Report

Investment Products Offered

• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

November 11, 2013

Annual Report

This report provides management’s discussion of fund performance for the portfolios of AllianceBernstein Municipal Income Fund II (the “Portfolios”) for the annual reporting period ended September 30, 2013.

Investment Objectives and Policies

The eight Portfolios of this fund, by investing principally in high-yielding, predominantly investment-grade municipal securities, seek to provide their shareholders with the highest level of current income exempt from federal taxation and state taxation of the respective state that is available without assuming what AllianceBernstein (the “Adviser”) considers to be undue risk. Each of the Portfolios pursues its objective by investing at least 80% of its net assets in municipal securities issued by the named state or municipal securities with interest that is otherwise exempt from the named state’s income tax.

The Portfolios may also invest in forward commitments, zero-coupon municipal securities and variable, floating and inverse floating rate municipal securities, and derivatives, such as options, futures, forwards and swaps.

Investment Results

The tables on pages 7-14 show performance for each Portfolio compared to its benchmark, the Barclays Municipal Bond Index, which represents the municipal market, for the six- and 12-month periods ended September 30, 2013.

An overweight in medium- and lower-rated bonds detracted from the Portfolios’ returns over both the six- and 12-month periods. High-grade municipals outperformed lower-rated bonds largely due to credit concerns about Detroit’s likely bankruptcy and concerns about Puerto Rico’s credit-worthiness. However, an underweight in long-maturity bonds added to relative performance.

Arizona Portfolio – All share classes of the Arizona Portfolio underperformed the benchmark for the six- and 12-month periods. For both periods, security selection detracted in the power sector and contributed in the special tax, transportation and industrial revenue sectors.

Massachusetts Portfolio – All share classes of the Massachusetts Portfolio underperformed the benchmark for the six- and 12-month periods. For both periods, security selection detracted in the power and health care sectors and contributed in the special tax and education sectors.

Michigan Portfolio – All share classes of the Michigan Portfolio underperformed the benchmark for the six- and 12-month periods. For the both periods, security selection detracted in the power and special tax sectors, and contributed in the health care sector. In addition, for the 12-month period an overweight to pre-refunded bonds benefited performance; the Portfolio was underweight this sector over the six-month period, detracting from returns.

Minnesota Portfolio – With the exception of Class A shares of the

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	1

Minnesota Portfolio outperforming the benchmark for the six-month period, all other share classes underperformed the benchmark for both the six- and 12-month periods. For both periods, security selection detracted in the education sector and contributed in the power and health care sectors. In addition, over the 12-month period, security selection in the local general obligation sector detracted.

New Jersey Portfolio – All share classes of the New Jersey Portfolio underperformed the benchmark for the six- and 12-month periods. For both periods, security selection detracted in the power and state general obligation sectors and contributed in the special tax, education and local general obligation sectors. In addition, for both periods an overweight to pre-refunded bonds benefited performance.

Ohio Portfolio – All share classes of the Ohio Portfolio underperformed the benchmark for both the six- and 12-month periods. For the 12-month period, security selection detracted in the power, education and state general obligation sectors, and contributed in the special tax lease-backed sector; an overweight to pre-refunded bonds also benefited performance. For the six-month period, security selection detracted in the power, state general obligation and pre-refunded sectors, and contributed in the special tax and lease-backed sectors.

Pennsylvania Portfolio – All share classes of the Pennsylvania Portfolio declined and underperformed the benchmark for the six- and 12-month periods. For the 12-month period, security selection detracted in the power, water revenue, state general obligation and education sectors; security selection in the special tax sector benefited performance. For the six-month period, security selection detracted in the power and state general obligation sector; security selection in the special tax and transportation sectors benefited performance.

Virginia Portfolio – All share classes of the Virginia Portfolio underperformed the benchmark for the six- and 12-month periods. For both periods, security selection detracted in the power, transportation and education sectors and contributed in the local general obligation sector.

The Massachusetts, Michigan, Minnesota, New Jersey, Ohio and Virginia Portfolios used derivatives in the form of interest rate swaps, for hedging purposes, which had an immaterial impact on performance for both periods.

Market Review and Investment Strategy

Most of the volatility in the municipal market took place at the end of the second quarter and throughout the third quarter of 2013. When the U.S. Federal Reserve (the “Fed”) announced in mid-May that it had plans to gradually reduce its monthly purchases of $85 billion of Treasuries and mortgage securities, investors began to pull money from municipal bond funds causing a sharp increase in bond yields and a drop in prices. As the third quarter began, long-maturity bond yields continued their sharp upward climb. In

2	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

early September, yields reversed course and started to fall in response to weaker-than-expected economic data. Then, two closely-spaced announcements in mid-September accelerated the drop in yields: the announcement by former U.S. Treasury Secretary Lawrence Summers that he was no longer a candidate to replace Ben Bernanke, which seemed to calm investor fears that Summers would abandon Bernanke’s approach; and the Fed’s surprising announcement that it was delaying its monthly purchases. By the end of the third quarter, 10-year AAA municipal yields had fallen by about 0.50% from their peak in early September, and 5-year AAA municipal yields dropped by 0.25%.

Recently, one of the most discussed credit issues in the municipal market has been Puerto Rico. Puerto Rico bonds lost significant value in the third quarter as their yields rose sharply relative to comparable maturity AAA bonds. While the Commonwealth has taken substantial steps to improve its finances over the past 12 months, there continue to be major concerns about Puerto Rico’s weak economy and large debt load. During the past year, the Municipal Bond Investment Team (the “Team”) trimmed the Portfolios’ positions in bonds directly tied to the Puerto Rico economy, such holdings represent approximately 5% or less of each of the Portfolios as of September 30, 2013, (or include positions that will mature by the middle of 2014.)

The Portfolios remain neutral with respect to interest rate risk as the difference between short- and long-term yields was still near all-time highs at the end of the reporting period. Shortening the Portfolios’ duration would significantly reduce the yield of the Portfolios. At the same time, with interest rates still low by historical standards, the Team is not interested in increasing the Portfolios’ duration.

With respect to maturity selection, the Team has been attempting to take advantage of “roll” – the expected price appreciation of a bond as it moves closer to maturity each year. The return potential from roll is greater in bonds maturing in the 10- to 15 year maturity range than in bonds with maturities beyond 20 years. As a result, the combination of roll plus yield for bonds maturing in 10- to 15 years offers a similar expected return to longer bonds. In addition, bonds in the shorter range have less risk of price declines should interest rates rise. Underweighting these longer-maturity bonds benefited performance over the past six- to 12- months and remains a theme in the Portfolios.

The Portfolios may purchase municipal securities that are insured under policies issued by certain insurance companies. Historically, insured municipal securities typically received a higher credit rating, which meant that the issuer of the securities paid a lower interest rate. As a result of declines in the credit quality and associated downgrades of most fund insurers, insurance has less value than it did in the past. The market now values insured municipal securities primarily based on the credit quality of the

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	3

issuer of the security with little value given to the insurance feature. In purchasing such insured securities, the Adviser evaluates the risk and return of municipal securities through its own research. The ratings of most insurance companies have been downgraded and it is possible that an insurance company may become insolvent. If an insurance company’s rating is downgraded or the company becomes insolvent, the prices of municipal securities insured by the insurance company may decline.

As of September 30, 2013, the Portfolios’ percentages of total investments in insured bonds and in insured bonds that have been pre-refunded are as follows:

Portfolio	Insured Bonds*	Pre-refunded/ ETM** Insured Bonds
Arizona	34.25%	1.31%
Massachusetts	16.26%	8.23%
Michigan	11.62%	0.00%
Minnesota	18.27%	0.00%
New Jersey	22.05%	10.54%
Ohio	27.71%	9.77%
Pennsylvania	25.06%	3.02%
Virginia	11.48%	2.40%
*	Breakdowns expressed as a percentage of investments in municipal bonds.

**	Escrowed to maturity.

The Team believes that downgrades in insurance company ratings or insurance company insolvencies present limited risk to the Portfolios.

4	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

DISCLOSURES AND RISKS

Benchmark Disclosure

The unmanaged Barclays Municipal Bond Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Index is a total return performance benchmark for the long-term investment grade, tax-exempt bond market. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolios.

A Word About Risk

Market Risk: The value of the Portfolios’ assets will fluctuate as the bond market fluctuates. The value of the Portfolio’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Municipal Market Risk: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolios’ investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. To the extent that the Portfolios invests more of its assets in a particular state’s municipal securities, the Portfolios may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism and catastrophic natural disasters, such as hurricanes or earthquakes. The Portfolios’ investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

Tax Risk: There is no guarantee that all of the Portfolios’ income will remain exempt from federal or state income taxes. From time to time, the U.S. Government and the U.S. Congress consider changes in federal tax law that could limit or eliminate the federal tax exemption for municipal bond income, which would in effect reduce the income received by shareholders from the Portfolios by increasing taxes on that income. In such event, the Portfolios’ net asset value (“NAV”) could also decline as yields on municipal bonds, which are typically lower than those on taxable bonds, would be expected to increase to approximately the yield of comparable taxable bonds. Actions or anticipated actions affecting the tax exempt status of municipal bonds could also result in significant shareholder redemptions of the Portfolios’ shares as investors anticipate adverse effects on the Portfolios or seek higher yields to offset the potential loss of the tax deduction. As a result, the Portfolios would be required to maintain higher levels of cash to meet the redemptions, which would negatively affect the Portfolios’ yield.

Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-

(Disclosures, Risks and Note about Historical Performance continued on next page)

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	5

Disclosures and Risks

DISCLOSURE AND RISKS

(continued from previous page)

income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolios’ assets can decline as can the value of the Portfolios’ distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolios from selling out of these illiquid securities at an advantageous price. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk. The Portfolios are subject to liquidity risk because the market for municipal securities is generally smaller than many other markets.

Local Economy Risk: The Portfolios may invest in municipal securities issued by the Commonwealth of Puerto Rico as well as other local governments whose current economic conditions could exacerbate the risks associated with investing in these securities.

Derivatives Risk: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolios, and may be subject to counterparty risk to a greater degree than more traditional investments.

Management Risk: The Portfolios are subject to management risk because they are actively managed investment funds. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Portfolios’ prospectus.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Portfolios will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

All fees and expenses related to the operation of the Portfolios have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Portfolios’ quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 3.00% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (3% year 1, 2% year 2, 1% year 3); a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

6	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Disclosure and Risks

ARIZONA PORTFOLIO

HISTORICAL PERFORMANCE

THE PORTFOLIO VS. ITS BENCHMARK

PERIODS ENDED SEPTEMBER 30, 2013 (unaudited)

	NAV Returns
	6 Months	12 Months
Arizona Portfolio
Class A	-3.59%	-2.65%

Class B*	-4.02%	-3.34%

Class C	-4.02%	-3.34%

Barclays Municipal Bond Index	-3.15%	-2.21%

* Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for more information.

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO

9/30/03 TO 9/30/13 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Municipal Income Fund II Arizona Portfolio Class A shares (from 9/30/03 to 9/30/13) as compared with the performance of the Portfolio’s benchmark. The chart showing the Class A at Offering reflects the deduction of the maximum 3% sales charge from the initial $10,000 investment in the Portfolio and assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note about Historical Performance on pages 5-6.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	7

Historical Performance

MASSACHUSETTS PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

THE PORTFOLIO VS. ITS BENCHMARK

PERIODS ENDED SEPTEMBER 30, 2013 (unaudited)

	NAV Returns
	6 Months	12 Months
Massachusetts Portfolio
Class A	-3.90%	-3.38%

Class B*	-4.24%	-4.05%

Class C	-4.24%	-4.06%

Barclays Municipal Bond Index	-3.15%	-2.21%

* Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for more information.

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO

9/30/03 TO 9/30/13 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Municipal Income Fund II Massachusetts Portfolio Class A shares (from 9/30/03 to 9/30/13) as compared with the performance of the Portfolio’s benchmark. The chart showing the Class A at Offering reflects the deduction of the maximum 3% sales charge from the initial $10,000 investment in the Portfolio and assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note about Historical Performance on pages 5-6.

(Historical Performance continued on next page)

8	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Historical Performance

MICHIGAN PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

THE PORTFOLIO VS. ITS BENCHMARK

PERIODS ENDED SEPTEMBER 30, 2013 (unaudited)

	NAV Returns
	6 Months	12 Months
Michigan Portfolio
Class A	-5.97%	-5.57%

Class B*	-6.31%	-6.15%

Class C	-6.30%	-6.15%

Barclays Municipal Bond Index	-3.15%	-2.21%

* Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for more information.

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO

9/30/03 TO 9/30/13 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Municipal Income Fund II Michigan Portfolio Class A shares (from 9/30/03 to 9/30/13) as compared with the performance of the Portfolio’s benchmark. The chart showing the Class A at Offering reflects the deduction of the maximum 3% sales charge from the initial $10,000 investment in the Portfolio and assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note about Historical Performance on pages 5-6.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	9

Historical Performance

MINNESOTA PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

THE PORTFOLIO VS. ITS BENCHMARK

PERIODS ENDED SEPTEMBER 30, 2013 (unaudited)

	NAV Returns
	6 Months	12 Months
Minnesota Portfolio
Class A	-2.94%	-2.24%

Class B*	-3.37%	-2.92%

Class C	-3.27%	-2.92%

Barclays Municipal Bond Index	-3.15%	-2.21%

* Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for more information.

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO

9/30/03 TO 9/30/13 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Municipal Income Fund II Minnesota Portfolio Class A shares (from 9/30/03 to 9/30/13) as compared with the performance of the Portfolio’s benchmark. The chart showing the Class A at Offering reflects the deduction of the maximum 3% sales charge from the initial $10,000 investment in the Portfolio and assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note about Historical Performance on pages 5-6.

(Historical Performance continued on next page)

10	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Historical Performance

NEW JERSEY PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

THE PORTFOLIO VS. ITS BENCHMARK

PERIODS ENDED SEPTEMBER 30, 2013 (unaudited)

	NAV Returns
	6 Months	12 Months
New Jersey Portfolio
Class A	-3.77%	-3.30%

Class B*	-4.11%	-3.97%

Class C	-4.20%	-4.07%

Barclays Municipal Bond Index	-3.15%	-2.21%

* Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for more information.

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO

9/30/03 TO 9/30/13 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Municipal Income Fund II New Jersey Portfolio Class A shares (from 9/30/03 to 9/30/13) as compared with the performance of the Portfolio’s benchmark. The chart showing the Class A at Offering reflects the deduction of the maximum 3% sales charge from the initial $10,000 investment in the Portfolio and assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note about Historical Performance on pages 5-6.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	11

Historical Performance

OHIO PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

THE PORTFOLIO VS. ITS BENCHMARK

PERIODS ENDED SEPTEMBER 30, 2013 (unaudited)

	NAV Returns
	6 Months	12 Months
Ohio Portfolio
Class A	-4.12%	-3.77%

Class B*	-4.46%	-4.43%

Class C	-4.46%	-4.44%

Barclays Municipal Bond Index	-3.15%	-2.21%

* Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for more information.

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO

9/30/03 TO 9/30/13 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Municipal Income Fund II Ohio Portfolio Class A shares (from 9/30/03 to 9/30/13) as compared with the performance of the Portfolio’s benchmark. The chart showing the Class A at Offering reflects the deduction of the maximum 3% sales charge from the initial $10,000 investment in the Portfolio and assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note about Historical Performance on pages 5-6.

(Historical Performance continued on next page)

12	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Historical Performance

PENNSYLVANIA PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

THE PORTFOLIO VS. ITS BENCHMARK

PERIODS ENDED SEPTEMBER 30, 2013 (unaudited)

	NAV Returns
	6 Months	12 Months
Pennsylvania Portfolio
Class A	-3.64%	-3.82%

Class B*	-3.98%	-4.49%

Class C	-3.98%	-4.49%

Barclays Municipal Bond Index	-3.15%	-2.21%

* Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for more information.

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO

9/30/03 TO 9/30/13 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Municipal Income Fund II Pennsylvania Portfolio Class A shares (from 9/30/03 to 9/30/13) as compared with the performance of the Portfolio’s benchmark. The chart showing the Class A at Offering reflects the deduction of the maximum 3% sales charge from the initial $10,000 investment in the Portfolio and assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note about Historical Performance on pages 5-6.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	13

Historical Performance

VIRGINIA PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

THE PORTFOLIO VS. ITS BENCHMARK

PERIODS ENDED SEPTEMBER 30, 2013 (unaudited)

	NAV Returns
	6 Months	12 Months
Virginia Portfolio
Class A	-4.47%	-4.21%

Class B*	-4.81%	-4.88%

Class C	-4.81%	-4.97%

Barclays Municipal Bond Index	-3.15%	-2.21%

* Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for more information.

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO

9/30/03 TO 9/30/13 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Municipal Income Fund II Virginia Portfolio Class A shares (from 9/30/03 to 9/30/13) as compared with the performance of the Portfolio’s benchmark. The chart showing the Class A at Offering reflects the deduction of the maximum 3% sales charge from the initial $10,000 investment in the Portfolio and assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note about Historical Performance on pages 5-6.

(Historical Performance continued on next page)

14	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Historical Performance

ARIZONA PORTFOLIO

HISTORICAL PERFORMANCE

AVERAGE ANNUAL RETURNS AS OF SEPTEMBER 30, 2013 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields*	Taxable Equivalent Yields**

Class A Shares			3.31%	5.33%
1 Year	-2.65%	-5.55%
5 Years	5.13%	4.48%
10 Years	4.24%	3.92%

Class B Shares			2.72%	4.38%
1 Year	-3.34%	-6.15%
5 Years	4.41%	4.41%
10 Years(a)	3.81%	3.81%

Class C Shares			2.73%	4,40%
1 Year	-3.34%	-4.28%
5 Years	4.40%	4.40%
10 Years	3.52%	3.52%

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END SEPTEMBER 30, 2013 (unaudited)
SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	-5.55%
5 Years	4.48%
10 Years	3.92%

Class B Shares
1 Year	-6.15%
5 Years	4.41%
10 Years(a)	3.81%

Class C Shares
1 Year	-4.28%
5 Years	4.40%
10 Years	3.52%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 0.95%, 1.67%, and 1.65% for Class A, Class B and Class C shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Portfolio’s annual operating expense ratios, exclusive of interest expense, 0.78%, 1.48% and 1.48% for Class A, Class B and Class C shares, respectively. These waivers/ reimbursements extend through January 31, 2014 and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	SEC yields are calculated based on SEC guidelines for the 30-day period ended September 30, 2013.

**	Taxable equivalent yields are based on SEC yields and a 35% marginal federal income tax rate and maximum state taxes where applicable.

(a)	Assumes conversion of Class B shares into Class A shares after six years.

See Disclosures, Risks and Note about Historical Performance on pages 5-6.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	15

Historical Performance

MASSACHUSETTS PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF SEPTEMBER 30, 2013 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields*	Taxable Equivalent Yields**

Class A Shares			2.79%	4.53%
1 Year	-3.38%	-6.30%
5 Years	5.17%	4.53%
10 Years	4.34%	4.03%

Class B Shares			2.20%	3.57%
1 Year	-4.05%	-6.85%
5 Years	4.46%	4.46%
10 Years(a)	3.91%	3.91%

Class C Shares			2.19%	3.56%
1 Year	-4.06%	-4.99%
5 Years	4.45%	4.45%
10 Years	3.62%	3.62%

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END SEPTEMBER 30, 2013 (unaudited)
SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	-6.30%
5 Years	4.53%
10 Years	4.03%

Class B Shares
1 Year	-6.85%
5 Years	4.46%
10 Years(a)	3.91%

Class C Shares
1 Year	-4.99%
5 Years	4.45%
10 Years	3.62%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 0.88%, 1.60%, and 1.59% for Class A, Class B and Class C shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Portfolio’s annual operating expense ratios to 0.82%, 1.52% and 1.52% for Class A, Class B and Class C shares, respectively. These waivers/ reimbursements extend through January 31, 2014 and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	SEC yields are calculated based on SEC guidelines for the 30-day period ended September 30, 2013.

**	Taxable equivalent yields are based on SEC yields and a 35% marginal federal income tax rate and maximum state taxes where applicable.

(a)	Assumes conversion of Class B shares into Class A shares after six years.

See Disclosures, Risks and Note about Historical Performance on pages 5-6.

(Historical Performance continued on next page)

16	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Historical Performance

MICHIGAN PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF SEPTEMBER 30, 2013 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields*	Taxable Equivalent Yields**

Class A Shares			3.27%	5.25%
1 Year	-5.57%	-8.40%
5 Years	3.81%	3.18%
10 Years	3.48%	3.17%

Class B Shares			2.68%	4.31%
1 Year	-6.15%	-8.87%
5 Years	3.11%	3.11%
10 Years(a)	3.06%	3.06%

Class C Shares			2.68%	4.31%
1 Year	-6.15%	-7.06%
5 Years	3.12%	3.12%
10 Years	2.78%	2.78%

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END SEPTEMBER 30, 2013 (unaudited)
SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	-8.40%
5 Years	3.18%
10 Years	3.17%

Class B Shares
1 Year	-8.87%
5 Years	3.11%
10 Years(a)	3.06%

Class C Shares
1 Year	-7.06%
5 Years	3.12%
10 Years	2.78%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 1.05%, 1.78%, and 1.76% for Class A, Class B and Class C shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Portfolio’s annual operating expense ratios to 0.90%, 1.60% and 1.60% for Class A, Class B and Class C shares, respectively. These waivers/reimbursements extend through January 31, 2014 and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	SEC yields are calculated based on SEC guidelines for the 30-day period ended September 30, 2013.

**	Taxable equivalent yields are based on SEC yields and a 35% marginal federal income tax rate and maximum state taxes where applicable.

(a)	Assumes conversion of Class B shares into Class A shares after six years.

See Disclosures, Risks and Note about Historical Performance on pages 5-6.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	17

Historical Performance

MINNESOTA PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF SEPTEMBER 30, 2013 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields*	Taxable Equivalent Yields**

Class A Shares			2.22%	3.71%
1 Year	-2.24%	-5.16%
5 Years	4.89%	4.26%
10 Years	3.87%	3.56%

Class B Shares			1.54%	2.57%
1 Year	-2.92%	-5.75%
5 Years	4.15%	4.15%
10 Years(a)	3.44%	3.44%

Class C Shares			1.59%	2.65%
1 Year	-2.92%	-3.86%
5 Years	4.15%	4.15%
10 Years	3.15%	3.15%

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END SEPTEMBER 30, 2013 (unaudited)
SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	-5.16%
5 Years	4.26%
10 Years	3.56%

Class B Shares
1 Year	-5.75%
5 Years	4.15%
10 Years(a)	3.44%

Class C Shares
1 Year	-3.86%
5 Years	4.15%
10 Years	3.15%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 1.02%, 1.94%, and 1.72% for Class A, Class B and Class C shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Portfolio’s annual operating expense ratios, exclusive of interest expense, 0.90%, 1.60% and 1.60% for Class A, Class B and Class C shares, respectively. These waivers/reimbursements extend through January 31, 2014 and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	SEC yields are calculated based on SEC guidelines for the 30-day period ended September 30, 2013.

**	Taxable equivalent yields are based on SEC yields and a 35% marginal federal income tax rate and maximum state taxes where applicable.

(a)	Assumes conversion of Class B shares into Class A shares after six years.

See Disclosures, Risks and Note about Historical Performance on pages 5-6.

(Historical Performance continued on next page)

18	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Historical Performance

NEW JERSEY PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF SEPTEMBER 30, 2013 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields*	Taxable Equivalent Yields**

Class A Shares			2.57%	4.34%
1 Year	-3.30%	-6.24%
5 Years	5.02%	4.39%
10 Years	3.98%	3.66%

Class B Shares			1.94%	3.28%
1 Year	-3.97%	-6.77%
5 Years	4.30%	4.30%
10 Years(a)	3.54%	3.54%

Class C Shares			1.96%	3.31%
1 Year	-4.07%	-5.00%
5 Years	4.29%	4.29%
10 Years	3.24%	3.24%

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END SEPTEMBER 30, 2013 (unaudited)
SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	-6.24%
5 Years	4.39%
10 Years	3.66%

Class B Shares
1 Year	-6.77%
5 Years	4.30%
10 Years(a)	3.54%

Class C Shares
1 Year	-5.00%
5 Years	4.29%
10 Years	3.24%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 0.96%, 1.68%, and 1.66% for Class A, Class B and Class C shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Portfolio’s annual operating expense ratios to 0.87%, 1.57% and 1.57% for Class A, Class B and Class C shares, respectively. These waivers/reimbursements extend through January 31, 2014 and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	SEC yields are calculated based on SEC guidelines for the 30-day period ended September 30, 2013.

**	Taxable equivalent yields are based on SEC yields and a 35% marginal federal income tax rate and maximum state taxes where applicable.

(a)	Assumes conversion of Class B shares into Class A shares after six years.

See Disclosures, Risks and Note about Historical Performance on pages 5-6.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	19

Historical Performance

OHIO PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF SEPTEMBER 30, 2013 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields*	Taxable Equivalent Yields**

Class A Shares			2.67%	4.37%
1 Year	-3.77%	-6.68%
5 Years	4.70%	4.07%
10 Years	3.81%	3.49%

Class B Shares			2.06%	3.37%
1 Year	-4.43%	-7.21%
5 Years	3.99%	3.99%
10 Years(a)	3.38%	3.38%

Class C Shares			2.06%	3.37%
1 Year	-4.44%	-5.36%
5 Years	4.00%	4.00%
10 Years	3.09%	3.09%

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END SEPTEMBER 30, 2013 (unaudited)
SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	-6.68%
5 Years	4.07%
10 Years	3.49%

Class B Shares
1 Year	-7.21%
5 Years	3.99%
10 Years(a)	3.38%

Class C Shares
1 Year	-5.36%
5 Years	4.00%
10 Years	3.09%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 0.97%, 1.70%, and 1.67% for Class A, Class B and Class C shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Portfolio’s annual operating expense ratios, exclusive of interest expense, 0.85%, 1.55% and 1.55% for Class A, Class B and Class C shares, respectively. These waivers/reimbursements extend through January 31, 2014 and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	SEC yields are calculated based on SEC guidelines for the 30-day period ended September 30, 2013.

**	Taxable equivalent yields are based on SEC yields and a 35% marginal federal income tax rate and maximum state taxes where applicable.

(a)	Assumes conversion of Class B shares into Class A shares after six years.

See Disclosures, Risks and Note about Historical Performance on pages 5-6.

(Historical Performance continued on next page)

20	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Historical Performance

PENNSYLVANIA PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF SEPTEMBER 30, 2013 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields*	Taxable Equivalent Yields**

Class A Shares			2.50%	3.97%
1 Year	-3.82%	-6.72%
5 Years	4.95%	4.31%
10 Years	3.86%	3.55%

Class B Shares			1.88%	2.98%
1 Year	-4.49%	-7.26%
5 Years	4.22%	4.22%
10 Years(a)	3.43%	3.43%

Class C Shares			1.89%	3.00%
1 Year	-4.49%	-5.42%
5 Years	4.22%	4.22%
10 Years	3.14%	3.14%

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END SEPTEMBER 30, 2013 (unaudited)
SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	-6.72%
5 Years	4.31%
10 Years	3.55%

Class B Shares
1 Year	-7.26%
5 Years	4.22%
10 Years(a)	3.43%

Class C Shares
1 Year	-5.42%
5 Years	4.22%
10 Years	3.14%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 0.99%, 1.71%, and 1.69% for Class A, Class B and Class C shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Portfolio’s annual operating expense ratios to 0.90%, 1.60% and 1.60% for Class A, Class B and Class C shares, respectively. These waivers/reimbursements extend through January 31, 2014 and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	SEC yields are calculated based on SEC guidelines for the 30-day period ended September 30, 2013.

**	Taxable equivalent yields are based on SEC yields and a 35% marginal federal income tax rate and maximum state taxes where applicable.

(a)	Assumes conversion of Class B shares into Class A shares after six years.

See Disclosures, Risks and Note about Historical Performance on pages 5-6.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	21

Historical Performance

VIRGINIA PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF SEPTEMBER 30, 2013 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields*	Taxable Equivalent Yields**

Class A Shares			2.78%	4.54%
1 Year	-4.21%	-7.09%
5 Years	5.46%	4.82%
10 Years	4.22%	3.91%

Class B Shares			2.18%	3.56%
1 Year	-4.88%	-7.65%
5 Years	4.75%	4.75%
10 Years(a)	3.79%	3.79%

Class C Shares			2.19%	3.57%
1 Year	-4.97%	-5.89%
5 Years	4.75%	4.75%
10 Years	3.50%	3.50%

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END SEPTEMBER 30, 2013 (unaudited)
SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	-7.09%
5 Years	4.82%
10 Years	3.91%

Class B Shares
1 Year	-7.65%
5 Years	4.75%
10 Years(a)	3.79%

Class C Shares
1 Year	-5.89%
5 Years	4.75%
10 Years	3.50%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 0.89%, 1.61%, and 1.59% for Class A, Class B and Class C shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Portfolio’s annual operating expense ratios to 0.80%, 1.50% and 1.50% for Class A, Class B and Class C shares, respectively. These waivers/reimbursements extend through January 31, 2014 and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	SEC yields are calculated based on SEC guidelines for the 30-day period ended September 30, 2013.

**	Taxable equivalent yields are based on SEC yields and a 35% marginal federal income tax rate and maximum state taxes where applicable.

(a)	Assumes conversion of Class B shares into Class A shares after six years.

See Disclosures, Risks and Note about Historical Performance on pages 5-6.

22	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Historical Performance

FUND EXPENSES

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Arizona Portfolio

	Beginning Account Value April 1, 2013	Ending Account Value September 30, 2013	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$964.10	$3.84	0.78%
Hypothetical**	$1,000	$1,021.16	$3.95	0.78%
Class B
Actual	$1,000	$959.80	$7.27	1.48%
Hypothetical**	$1,000	$1,017.65	$7.49	1.48%
Class C
Actual	$1,000	$959.80	$7.27	1.48%
Hypothetical**	$1,000	$1,017.65	$7.49	1.48%

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	23

Fund Expenses

FUND EXPENSES

(unaudited)

(continued from previous page)

Massachusetts Portfolio

	Beginning Account Value April 1, 2013	Ending Account Value September 30, 2013	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$961.00	$4.03	0.82%
Hypothetical**	$1,000	$1,020.96	$4.15	0.82%
Class B
Actual	$1,000	$957.60	$7.46	1.52%
Hypothetical**	$1,000	$1,017.45	$7.69	1.52%
Class C
Actual	$1,000	$957.60	$7.46	1.52%
Hypothetical**	$1,000	$1,017.45	$7.69	1.52%

Michigan Portfolio

	Beginning Account Value April 1, 2013	Ending Account Value September 30, 2013	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$940.30	$4.38	0.90%
Hypothetical**	$1,000	$1,020.56	$4.56	0.90%
Class B
Actual	$1,000	$936.90	$7.77	1.60%
Hypothetical**	$1,000	$1,017.05	$8.09	1.60%
Class C
Actual	$1,000	$937.00	$7.77	1.60%
Hypothetical**	$1,000	$1,017.05	$8.09	1.60%

Minnesota Portfolio

	Beginning Account Value April 1, 2013	Ending Account Value September 30, 2013	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$970.60	$4.45	0.90%
Hypothetical**	$1,000	$1,020.56	$4.56	0.90%
Class B
Actual	$1,000	$966.30	$7.89	1.60%
Hypothetical**	$1,000	$1,017.05	$8.09	1.60%
Class C
Actual	$1,000	$967.30	$7.89	1.60%
Hypothetical**	$1,000	$1,017.05	$8.09	1.60%

24	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Fund Expenses

FUND EXPENSES

(unaudited)

(continued from previous page)

New Jersey Portfolio

	Beginning Account Value April 1, 2013	Ending Account Value September 30, 2013	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$962.30	$4.28	0.87%
Hypothetical**	$1,000	$1,020.71	$4.41	0.87%
Class B
Actual	$1,000	$958.90	$7.71	1.57%
Hypothetical**	$1,000	$1,017.20	$7.94	1.57%
Class C
Actual	$1,000	$958.00	$7.71	1.57%
Hypothetical**	$1,000	$1,017.20	$7.94	1.57%

Ohio Portfolio

	Beginning Account Value April 1, 2013	Ending Account Value September 30, 2013	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$958.80	$4.17	0.85%
Hypothetical**	$1,000	$1,020.81	$4.31	0.85%
Class B
Actual	$1,000	$955.40	$7.60	1.55%
Hypothetical**	$1,000	$1,017.30	$7.84	1.55%
Class C
Actual	$1,000	$955.40	$7.60	1.55%
Hypothetical**	$1,000	$1,017.30	$7.84	1.55%

Pennsylvania Portfolio

	Beginning Account Value April 1, 2013	Ending Account Value September 30, 2013	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$963.60	$4.43	0.90%
Hypothetical**	$1,000	$1,020.56	$4.56	0.90%
Class B
Actual	$1,000	$960.20	$7.86	1.60%
Hypothetical**	$1,000	$1,017.05	$8.09	1.60%
Class C
Actual	$1,000	$960.20	$7.86	1.60%
Hypothetical**	$1,000	$1,017.05	$8.09	1.60%

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	25

Fund Expenses

FUND EXPENSES

(unaudited)

(continued from previous page)

Virginia Portfolio

	Beginning Account Value April 1, 2013	Ending Account Value September 30, 2013	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$955.30	$3.92	0.80%
Hypothetical**	$1,000	$1,021.06	$4.05	0.80%
Class B
Actual	$1,000	$951.90	$7.34	1.50%
Hypothetical**	$1,000	$1,017.55	$7.59	1.50%
Class C
Actual	$1,000	$951.90	$7.34	1.50%
Hypothetical**	$1,000	$1,017.55	$7.59	1.50%
*	Expenses are equal to each Class’ annualized expense ratios multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

26	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Fund Expenses

BOND RATING SUMMARY*

September 30, 2013 (unaudited)

*	All data are as of September 30, 2013. The Portfolio’s quality rating breakdowns are expressed as a percentage of the Portfolio’s total investments in municipal securities and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). The quality ratings are determined by using the Standard & Poor’s Rating Services (“S&P”), Moody’s Investors Services, Inc. (“Moody’s”) and Fitch Ratings, Ltd. (“Fitch”). These ratings are a measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is highest (best) and D is lowest (worst). If applicable, the pre-refunded category includes bonds which are secured by U.S. Government Securities and therefore have been deemed high-quality investment grade by the Adviser. If applicable, Not Applicable (N/A) includes non credit worthy investments; such as, equities, currency contracts, futures and options. If applicable, the Not Rated category includes bonds that are not rated by a Nationally Recognized Statistical Rating Organization.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	27

Bond Rating Summary

BOND RATING SUMMARY*

September 30, 2013 (unaudited)

*	All data are as of September 30, 2013. The Portfolio’s quality rating breakdowns are expressed as a percentage of the Portfolio’s total investments in municipal securities and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). The quality ratings are determined by using the Standard & Poor’s Rating Services (“S&P”), Moody’s Investors Services, Inc. (“Moody’s”) and Fitch Ratings, Ltd. (“Fitch”). These ratings are a measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is highest (best) and D is lowest (worst). If applicable, the pre-refunded category includes bonds which are secured by U.S. Government Securities and therefore have been deemed high-quality investment grade by the Adviser. If applicable, Not Applicable (N/A) includes non credit worthy investments; such as, equities, currency contracts, futures and options. If applicable, the Not Rated category includes bonds that are not rated by a Nationally Recognized Statistical Rating Organization.

28	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Bond Rating Summary

BOND RATING SUMMARY*

September 30, 2013 (unaudited)

*	All data are as of September 30, 2013. The Portfolio’s quality rating breakdowns are expressed as a percentage of the Portfolio’s total investments in municipal securities and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). The quality ratings are determined by using the Standard & Poor’s Rating Services (“S&P”), Moody’s Investors Services, Inc. (“Moody’s”) and Fitch Ratings, Ltd. (“Fitch”). These ratings are a measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is highest (best) and D is lowest (worst). If applicable, the pre-refunded category includes bonds which are secured by U.S. Government Securities and therefore have been deemed high-quality investment grade by the Adviser. If applicable, Not Applicable (N/A) includes non credit worthy investments; such as, equities, currency contracts, futures and options. If applicable, the Not Rated category includes bonds that are not rated by a Nationally Recognized Statistical Rating Organization.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	29

Bond Rating Summary

BOND RATING SUMMARY*

September 30, 2013 (unaudited)

*	All data are as of September 30, 2013. The Portfolio’s quality rating breakdowns are expressed as a percentage of the Portfolio’s total investments in municipal securities and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). The quality ratings are determined by using the Standard & Poor’s Rating Services (“S&P”), Moody’s Investors Services, Inc. (“Moody’s”) and Fitch Ratings, Ltd. (“Fitch”). These ratings are a measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is highest (best) and D is lowest (worst). If applicable, the pre-refunded category includes bonds which are secured by U.S. Government Securities and therefore have been deemed high-quality investment grade by the Adviser. If applicable, Not Applicable (N/A) includes non credit worthy investments; such as, equities, currency contracts, futures and options. If applicable, the Not Rated category includes bonds that are not rated by a Nationally Recognized Statistical Rating Organization.

30	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Bond Rating Summary

ARIZONA PORTFOLIO

PORTFOLIO OF INVESTMENTS

September 30, 2013

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 99.2%
Long-Term Municipal Bonds – 99.2%
Arizona – 79.9%
Arizona Brd of Regents (Univ of Arizona Cop) Series 2012C 5.00%, 6/01/29	$3,400	$3,560,378
Arizona COP AGM Series 2008A 5.00%, 9/01/24	6,000	6,412,800
Arizona Dept of Asmin Svc (Arizona Lottery) AGM Series 2010A 5.00%, 7/01/28	6,000	6,358,920
Arizona Game & Fish Dept 5.00%, 7/01/26	1,000	1,017,100
Arizona Hlth Fac Auth (Blood Systems, Inc.) Series 04 5.00%, 4/01/19	750	760,830
Arizona Hlth Fac Auth (Catholic Healthcare West) Series 2009D 5.00%, 7/01/28	1,000	1,029,070
Arizona St Univ AMBAC Series 2005A 5.00%, 3/01/15 (Pre-refunded/ETM)	1,800	1,919,556
Arizona St West Campus Hsg AMBAC Series 05 5.00%, 7/01/30	2,200	2,041,776
Arizona Trnsp Brd Hwy Series 2011A 5.25%, 7/01/29	1,500	1,666,965
Series 2013A 5.00%, 7/01/30	1,525	1,654,076
Arizona Wtr Infra Fin Auth Series 2006A 5.00%, 10/01/16 (Pre-refunded/ETM)	4,000	4,521,520
Dove Mountain Resort CFD AZ 6.75%, 12/01/16	380	342,794
Downtown Phoenix Hotel Corp AZ FGIC Series 2005A 5.00%, 7/01/29	1,400	1,362,704
Estrella Mtn CFD AZ Desert Vlg 7.375%, 7/01/27	984	984,423
Estrella Mtn CFD AZ Golf Vlg Series 2001A 7.875%, 7/01/25	1,974	1,976,290

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	31

Arizona Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Glendale AZ Mun Property Corp. (Glendale AZ Excise Tax) Series 2012C 5.00%, 7/01/38	$2,500	$2,501,650
Glendale AZ Wtr & Swr 5.00%, 7/01/28	2,000	2,144,700
Goodyear AZ IDA (Litchfield Park Svc Co.) Series 99 5.95%, 10/01/23	3,160	3,160,063
Greater AZ Dev Auth NPFGC Series 2005A 5.00%, 8/01/21	1,600	1,668,640
NPFGC Series 2005B 5.00%, 8/01/25	4,320	4,474,699
Hassayampa CFD #2 AZ (Hassayampa CFD #2 AZ Forst Rdg) Series 00 7.50%, 7/01/24	430	429,996
Hassayampa CFD AZ Series 96 7.75%, 7/01/21	1,415	1,427,537
Maricopa Cnty AZ USD #89 GO Series 2008C 6.25%, 7/01/26	3,700	4,194,616
Mesa AZ Excise Tax 5.00%, 7/01/32	5,000	5,289,900
Mohave Cnty AZ IDA (Mohave Correctional Fac Prog) 8.00%, 5/01/25	2,000	2,327,880
Nogales AZ Mun Dev Auth Lease (Nogales AZ Lease Mun Dev Auth) AMBAC Series 05 5.00%, 6/01/27	1,000	1,017,800
Phoenix AZ Civic Impt Corp. (Phoenix AZ Civic Impt Airport) Series 2008A 5.00%, 7/01/26	4,080	4,457,033
Series 2010A 5.00%, 7/01/31	2,000	2,048,120
Phoenix AZ Civic Impt Corp. (Phoenix AZ Transit Excise Tax) NPFGC-RE Series 05A 5.00%, 7/01/23	5,500	5,776,485
Phoenix AZ IDA (Arizona Lease- Capitol Mall) AMBAC 5.00%, 9/15/25	5,935	6,042,898

32	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Arizona Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Phoenix AZ IDA (Great Hearts Academies) 6.00%, 7/01/32	$250	$236,020
Phoenix AZ IDA (Higley AZ USD #60 Lease) 5.00%, 12/01/32	3,500	3,551,170
Pima Cnty AZ IDA (American Charter Sch Fdntn) Series 2007A 5.50%, 7/01/26	1,000	936,330
Pima Cnty AZ IDA (Horizon Learning Ctr) Series 05 5.125%, 6/01/20	1,500	1,464,060
Pima Cnty AZ Swr Series 2011B 5.00%, 7/01/26	1,000	1,095,250
AGM 5.00%, 7/01/25	2,000	2,227,000
Pima County Regional Transportation Auth 5.00%, 6/01/26	4,000	4,416,920
Pinal Cnty AZ IDA (Florence West Prison Proj) ACA Series 06A 5.25%, 10/01/22	1,400	1,416,240
Salt River Proj Agric Impt & Pwr Dist AZ Series 2009A 5.00%, 1/01/29	3,400	3,643,916
Salt Verde Fin Corp. Gas (Citigroup, Inc.) 5.25%, 12/01/22-12/01/23	1,165	1,263,229
Series 2007 5.00%, 12/01/37	1,000	986,130
Scottsdale AZ IDA (Scottsdale Healthcare) 5.00%, 9/01/23	1,500	1,579,215
AGM 5.00%, 9/01/35	1,500	1,518,285
Show Low AZ ID #6
ACA Series 00 6.00%, 1/01/18	630	630,542
Sundance AZ CFD #1 Series 02 7.75%, 7/01/22	925	925,019
Tucson AZ Arpt Auth AMBAC Series 01 5.35%, 6/01/31	6,475	6,482,705

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	33

Arizona Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Tucson AZ IDA (Univ of AZ/Marshall Foundation) AMBAC Series 2002A 5.00%, 7/15/32	$1,000	$976,120
Tucson AZ Wtr Sys 5.00%, 7/01/28-7/01/29	2,360	2,530,335

		118,449,705

California – 1.7%
Vista CA USD GO 5.00%, 8/01/28	2,290	2,471,162

District of Columbia – 1.6%
District of Columbia Tax Incr Series 2009B 5.25%, 12/01/26	2,040	2,297,591

Illinois – 3.8%
Chicago IL Wtr 5.00%, 11/01/28	2,000	2,079,820
Cook Cnty IL Forest Presv Dist Series 2012C 5.00%, 12/15/32	2,360	2,463,014
Metro Pier & Expo Auth IL Spl Tax Series 2012B 5.00%, 12/15/28	1,000	1,059,980

		5,602,814

Massachusetts – 0.7%
Massachusetts Sch Bldg Auth (Massachusetts Sch Sales Tax) Series 2013A
5.00%, 5/15/32	1,000	1,079,140

New York – 1.3%
New York St Dormitory Auth (State Univ of New York) Series 2012A 5.00%, 7/01/31	1,000	1,070,830
Suffolk Cnty NY EDA (Catholic Hlth Svcs of Long Island) 5.00%, 7/01/28	820	828,856

		1,899,686

Puerto Rico – 7.5%
Puerto Rico Elec Pwr Auth Series 2007TT 5.00%, 7/01/20-7/01/22	6,400	5,226,849

34	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Arizona Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Puerto Rico GO Series 2006A 5.25%, 7/01/23	$575	$459,287
Puerto Rico HFA MFHR (Puerto Rico HFA Cap Fund) 5.00%, 12/01/17	1,855	1,859,860
5.125%, 12/01/27	385	386,617
Puerto Rico Ind Tour Ed Med Envrn Auth (Ascension Health) Series 2000A 6.125%, 11/15/30	1,500	1,505,145
Univ of Puerto Rico Series 2006Q 5.00%, 6/01/18	1,855	1,656,385

		11,094,143

Texas – 2.7%
Austin TX Wtr & Wstwtr Sys Series 2013A 5.00%, 11/15/28	1,460	1,607,387
Houston TX Util Sys Series 2013B 5.00%, 11/15/32	1,000	1,072,160
Texas Private Acvty Bond Srfc Trnsp Corp. (LBJ Managed Lanes Project) 7.00%, 6/30/40	840	919,481
Texas Private Acvty Bond Srfc Trnsp Corp. (NTE Mobility Partners LLC Project) 6.875%, 12/31/39	420	456,124

		4,055,152

Total Investments – 99.2% (cost $147,488,732)		146,949,393
Other assets less liabilities – 0.8%		1,222,095

Net Assets – 100.0%		$148,171,488

As of September 30, 2013, the Fund held 34.0% of net assets in insured bonds (of this amount 3.8% represents the Fund’s holding in pre-refunded or escrowed to maturity bonds).

Glossary:

ACA	– ACA Financial Guaranty Corporation
AGM	– Assured Guaranty Municipal
AMBAC	– Ambac Assurance Corporation
CFD	– Community Facilities District
COP	– Certificate of Participation
EDA	– Economic Development Agency
ETM	– Escrowed to Maturity
FGIC	– Financial Guaranty Insurance Company

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	35

Arizona Portfolio—Portfolio of Investments

GO	– General Obligation
HFA	– Housing Finance Authority
ID	– Improvement District
IDA	– Industrial Development Authority/Agency
MFHR	– Multi-Family Housing Revenue
NPFGC	– National Public Finance Guarantee Corporation
NPFGC-RE	– National Public Finance Guarantee Corporation Reinsuring Financial
Guaranty	Insurance Company
USD	– Unified School District

See notes to financial statements.

36	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Arizona Portfolio—Portfolio of Investments

MASSACHUSETTS PORTFOLIO

PORTFOLIO OF INVESTMENTS

September 30, 2013

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 95.2%
Long-Term Municipal Bonds – 95.2%
Massachusetts – 75.3%
Boston MA Wtr & Swr Comm Series 2009A 5.00%, 11/01/26	$2,000	$2,212,660
Series 2010A 5.00%, 11/01/29-11/01/30	5,000	5,462,230
Fall River MA GO AGM 5.00%, 7/15/28	5,085	5,520,632
Massachusetts Bay Trnsp Auth (Massachusetts Bay Trnsp Auth Sales Tax) Series 2010B 5.00%, 7/01/29	645	697,406
Series 2012B 5.00%, 7/01/28	1,025	1,118,531
Massachusetts College Bldg Auth AMBAC Series 2006A 5.00%, 5/01/16 (Pre-refunded/ETM)	2,635	2,938,315
Massachusetts Dev Fin Agy AGC Series 2005D 5.00%, 7/01/15 (Pre-refunded/ETM)	3,500	3,781,505
Massachusetts Dev Fin Agy (Bentley Univ) 5.00%, 7/01/28	4,500	4,685,085
Massachusetts Dev Fin Agy (Berkshire Health Sys) Series 2012G 5.00%, 10/01/30-10/01/31	3,970	3,923,585
Massachusetts Dev Fin Agy (Boston College) 5.00%, 7/01/31	3,250	3,491,930
Massachusetts Dev Fin Agy (Boston University) Series 2009V-1 5.00%, 10/01/29	3,300	3,578,586
Massachusetts Dev Fin Agy (Brandeis Univ) Series 2008N 5.00%, 10/01/26-10/01/27	3,300	3,506,098
Series O-2 5.00%, 10/01/28	3,500	3,738,735
Massachusetts Dev Fin Agy (Covanta Energy Corp.) 5.25%, 11/01/42	1,550	1,300,001

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	37

Massachusetts Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Massachusetts Dev Fin Agy (Deerfield Academy) 5.00%, 10/01/30-10/01/40	$7,615	$8,346,481
Massachusetts Dev Fin Agy (Massachusetts Clg of Pharmacy) 4.00%, 7/01/32	1,000	926,020
Massachusetts Dev Fin Agy (Merrimack College) Series 2012A 5.00%, 7/01/27	1,720	1,678,135
Massachusetts Dev Fin Agy (Olin College) Series 2013E 5.00%, 11/01/38-11/01/43	7,925	8,001,689
Massachusetts Dev Fin Agy (Phillips Academy) 5.00%, 9/01/21-9/01/22	6,000	6,860,550
Massachusetts Dev Fin Agy (Sterling & Francine Clark Art Institute) 5.00%, 7/01/31	7,000	7,428,330
Massachusetts Dev Fin Agy (Whitehead Institute) 5.00%, 6/01/26	1,460	1,651,012
Series 2011A 5.00%, 6/01/27-6/01/28	3,225	3,617,449
Massachusetts DOT Met Hwy Sys Series 2010B 5.00%, 1/01/26	6,900	7,439,580
Massachusetts GO Series 2008A 5.00%, 9/01/28	2,800	3,061,912
AGM Series 2005A 5.00%, 3/01/15 (Pre-refunded/ETM)	5,000	5,335,800
Massachusetts Hlth & Ed Facs Auth Series 2007L 5.00%, 7/01/16 (Pre-refunded/ETM)	4,665	5,209,266
Massachusetts Hlth & Ed Facs Auth (Berklee College of Music) Series 2007A 5.00%, 10/01/32	5,000	5,209,150
Massachusetts Hlth & Ed Facs Auth (Harvard Univ) Series 2009A 5.25%, 11/15/23	2,000	2,328,360
Massachusetts Hlth & Ed Facs Auth (Mass Eye & Ear Infirmary) Series 2010C 5.375%, 7/01/35	1,005	974,227

38	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Massachusetts Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Massachusetts Hlth & Ed Facs Auth (Massachusetts Inst of Tech) Series 2009O 5.75%, 7/01/26	$6,500	$7,701,395
Massachusetts Hlth & Ed Facs Auth (Milford Reg Med Ctr) Series 2007E 5.00%, 7/15/22	1,220	1,237,958
Massachusetts Hlth & Ed Facs Auth (Northeastern Univ) Series 2010A 5.00%, 10/01/28-10/01/29	7,025	7,482,884
Massachusetts Hlth & Ed Facs Auth (Partners Healthcare Sys) 5.00%, 7/01/27	2,000	2,141,320
5.25%, 7/01/29	2,500	2,684,025
Massachusetts Hlth & Ed Facs Auth (Sterling & Francine Clark Art Institute) 5.00%, 7/01/30	3,860	4,114,181
Massachusetts Hlth & Ed Facs Auth (Suffolk Univ) Series 2009A 6.00%, 7/01/24	2,000	2,179,780
Massachusetts Hlth & Ed Facs Auth (Winchester Medical Center) 5.25%, 7/01/38	2,500	2,519,550
Massachusetts Hlth & Ed Facs Auth (Woods Hole Oceanographic) Series 2008B 5.25%, 6/01/26	1,905	2,073,631
5.375%, 6/01/27	3,060	3,323,833
Massachusetts Port Auth 5.00%, 7/01/32	1,430	1,508,621
Series 2010B 5.00%, 7/01/34	2,750	2,832,252
Massachusetts Port Auth (US Airways) NPFGC Series 1996A 5.875%, 9/01/23	2,000	2,007,180
Massachusetts Sch Bldg Auth NPFGC Series 2005A 5.00%, 8/15/15 (Pre-refunded/ETM)	7,000	7,609,210
Massachusetts Sch Bldg Auth (Massachusetts Sch Sales Tax) Series 2011-B 5.00%, 10/15/32	3,720	3,997,177
Series 2013A 5.00%, 5/15/32	2,500	2,697,850

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	39

Massachusetts Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Massachusetts Spl Obl (Massachusetts Gas Tax) AGM Series 2005A Zero Coupon, 6/01/20(a)	$2,000	$2,122,080
5.00%, 6/01/23	1,500	1,589,610
Massachusetts Wtr Poll Abatmnt (Massachusetts SRF) 5.00%, 8/01/25	3,000	3,421,740
Series 200410 5.00%, 8/01/24	125	128,846
Series 200612 5.00%, 8/01/20	3,000	3,293,100
Massachusetts Wtr Res Auth Series 2011B 5.00%, 8/01/26-8/01/29	4,425	4,890,597
Metropolitan Boston Trnsp Pkg Corp. MA 5.00%, 7/01/27	6,000	6,529,140
Springfield MA GO AGM 5.00%, 8/01/19	3,000	3,301,500
Univ of Massachusetts Bldg Auth (Univ of Massachusetts Lease) Series 20082 5.00%, 5/01/26-5/01/27	6,000	6,487,891

		201,898,611

Arizona – 2.4%
Arizona Sports & Tourism Auth Series 2012A 5.00%, 7/01/29	4,065	4,258,250
Dove Mountain Resort CFD AZ 6.75%, 12/01/16	330	297,690

Goodyear AZ IDA (Litchfield Park Svc Co.) Series 01 6.75%, 10/01/31	1,160	1,159,988
Salt Verde Fin Corp. Gas (Citigroup, Inc.) Series 2007 5.00%, 12/01/37	660	650,846

		6,366,774

California – 0.6%
California Statewide CDA (Enloe Med Ctr) 6.25%, 8/15/28	1,055	1,195,346
Series 2008A 5.50%, 8/15/23	360	404,273

		1,599,619

40	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Massachusetts Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

District of Columbia – 2.2%
District of Columbia (Howard Univ) Series 2011A 6.25%, 10/01/32	$5,300	$5,852,578

Florida – 0.5%
Crossings at Fleming Is CDD FL Series 2000C 7.10%, 5/01/30(b)	1,750	1,475,460

Georgia – 0.2%
Atlanta GA Tax Allocation (Eastside Proj) Series 2005B 5.60%, 1/01/30	500	521,475

Illinois – 0.3%
Bolingbrook IL Sales Tax 6.25%, 1/01/24	500	412,900
Plano IL SSA #3 (Plano IL SSA #3 Lakewood Spr) Series 2005A 5.95%, 3/01/28	361	361,419

		774,319

Michigan – 0.6%
Michigan Pub Pwr Agy Series 2012A 5.00%, 1/01/32	1,605	1,621,082

Nevada – 0.2%
Nevada GO NPFGC-RE Series 2007B 5.00%, 12/01/25	620	682,161

New Jersey – 1.1%
New Jersey Turnpike Auth (New Jersey Turnpike) Series 2013A 5.00%, 1/01/33	2,830	2,943,625

New York – 2.9%
Metropolitan Trnsp Auth NY Series 2011D 5.00%, 11/15/28	6,065	6,455,586
New York NY GO Series 2006J 5.00%, 6/01/22	1,085	1,194,759

		7,650,345

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	41

Massachusetts Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Ohio – 1.4%
Cleveland OH Inc. Tax (Cleveland Police & Fire Pension) 5.25%, 5/15/24	$3,450	$3,783,788

Puerto Rico – 5.7%
Puerto Rico Elec Pwr Auth Series 2007TT 5.00%, 7/01/18	850	757,622
Series 2008W 5.375%, 7/01/23	2,065	1,654,602
Series 2010 ZZ 5.25%, 7/01/24	3,000	2,429,130
Puerto Rico GO Series 2001A 5.50%, 7/01/19	500	424,745
Series 2006A 5.25%, 7/01/22	500	409,680
Puerto Rico Govt Dev Bank Series 2006B 5.00%, 12/01/15	500	488,780
Puerto Rico HFA MFHR (Puerto Rico HFA Cap Fund) 5.00%, 12/01/20	695	695,361
5.125%, 12/01/27	1,965	1,973,253
Puerto Rico Hwy & Trnsp Auth (Puerto Rico Hwy & Trnsp Spl Tax) FGIC Series 03G 5.25%, 7/01/14	4,410	4,401,974
FGIC Series 2003G 5.25%, 7/01/14	870	868,417
Puerto Rico Mun Fin Agy Series 2005A 5.25%, 8/01/23	275	219,354
Univ of Puerto Rico Series 2006Q 5.00%, 6/01/19	1,025	872,459

		15,195,377

Texas – 0.7%
Texas Private Acvty Bond Srfc Trnsp Corp. (LBJ Managed Lanes Project) 7.00%, 6/30/40	1,090	1,193,136
Texas Private Acvty Bond Srfc Trnsp Corp. (NTE Mobility Partners LLC Project) 6.875%, 12/31/39	545	591,875

		1,785,011

42	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Massachusetts Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Virginia – 0.3%
Virginia Small Business Fin Auth (95 Express Lanes LLC Proj) 5.00%, 7/01/34	$1,000	$894,130

Washington – 0.5%
Washington St GO AGM Series 2005B 5.00%, 7/01/15 (Pre-refunded/ETM)	1,245	1,345,135

Wisconsin – 0.3%
Oneida Tribe of Indians WS Retail Sales 6.50%, 2/01/31(c)	750	795,585

Total Municipal Obligations (cost $248,616,131)		255,185,075

	Shares
SHORT-TERM INVESTMENTS – 2.9%
Investment Companies – 2.9%
AllianceBernstein Fixed-Income Shares, Inc. –Government STIF Portfolio, 0.07%(d) (cost $7,752,980)	7,752,980	7,752,980

Total Investments – 98.1% (cost $256,369,111)		262,938,055
Other assets less liabilities – 1.9%		5,015,777

Net Assets – 100.0%		$267,953,832

INTEREST RATE SWAPS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund		Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Citibank, NA	$8,000	12/1/17	SIFMA	*	3.792%	$989,255

*	Variable interest rate based on the Securities Industry & Financial Markets Association (SIFMA) Municipal Swap Index.

(a)	Variable rate coupon, rate shown as of September 30, 2013.

(b)	Illiquid security.

(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security is considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2013, the market value of this security amounted to $795,585 or 0.3% of net assets.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	43

Massachusetts Portfolio—Portfolio of Investments

(d)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

As of September 30, 2013, the Fund held 15.5% of net assets in insured bonds (of this amount 50.6% represents the Fund’s holding in pre-refunded or escrowed to maturity bonds).

Glossary:

AGC	– Assured Guaranty Corporation
AGM	– Assured Guaranty Municipal
AMBAC	– Ambac Assurance Corporation
CDA	– Community Development Authority
CDD	– Community Development District
CFD	– Community Facilities District
DOT	– Department of Transportation
ETM	– Escrowed to Maturity
FGIC	– Financial Guaranty Insurance Company
GO	– General Obligation
HFA	– Housing Finance Authority
IDA	– Industrial Development Authority/Agency
MFHR	– Multi-Family Housing Revenue
NPFGC	– National Public Finance Guarantee Corporation
NPFGC-RE	– National Public Finance Guarantee Corporation Reinsuring Financial
Guaranty	Insurance Company
SRF	– State Revolving Fund
SSA	– Special Services Area

See notes to financial statements.

44	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Massachusetts Portfolio—Portfolio of Investments

MICHIGAN PORTFOLIO

PORTFOLIO OF INVESTMENTS

September 30, 2013

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 98.4%
Long-Term Municipal Bonds – 98.4%
Michigan – 78.0%
Ann Arbor MI SD GO 5.00%, 5/01/26	$2,000	$2,211,220
Barry Cnty MI GO 4.00%, 4/01/25	1,500	1,538,040
Detroit MI City SD GO Series 2012A 5.00%, 5/01/31	2,365	2,316,163
Detroit MI GO Series 2010 5.00%, 11/01/30	2,000	1,857,940
Detroit MI Swr Disp Series 2012A 5.00%, 7/01/32	2,000	1,818,420
Detroit MI Wtr Supply Sys AGM Series 2006A 5.00%, 7/01/24	1,885	1,864,793
Dexter Cmnty Sch MI GO AGM 5.00%, 5/01/25	2,250	2,473,425
Grand Rapids MI Santn Swr 5.00%, 1/01/30	1,180	1,273,208
Lansing MI Cmnty Clg GO 5.00%, 5/01/32	1,240	1,301,678
Michigan Federal Hwy Grant AGM 5.25%, 9/15/26	3,500	3,821,230
Michigan Finance Auth (Crittenton Hosp Medical Ctr) Series 2012A 5.00%, 6/01/27	1,500	1,532,685
Michigan Finance Auth (Michigan SRF) 5.00%, 10/01/23-10/01/30	4,000	4,488,710
Michigan Finance Auth (Oakwood Obl Grp) 5.00%, 8/15/31	1,500	1,515,045
Michigan HDA MFHR (Danbury Manor Apts) Series 2002A 5.30%, 6/01/35	2,410	2,466,466
Michigan Hosp Fin Auth 5.00%, 5/15/15 (Pre-refunded/ETM)	415	445,519
Michigan Hosp Fin Auth (Henry Ford Hlth Sys) Series 2006A 5.25%, 11/15/32	1,600	1,638,656
Michigan Hosp Fin Auth (Trinity Health Credit Group) Series 2010A 5.00%, 12/01/27	1,000	1,086,980

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	45

Michigan Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Michigan Pub Pwr Agy Series 2012A 5.00%, 1/01/32	$1,875	$1,893,787
Michigan State Univ Series 2013A
5.00%, 8/15/38	2,000	2,065,980
Michigan Strategic Fund (Detroit Renewable Pwr Proj) 8.50%, 12/01/30(a)	650	616,317
Michigan Strategic Fund (Evangelical Homes of Michigan Hall) 5.50%, 6/01/47	500	448,795
Michigan Strategic Fund (Michigan Lease House of Rep Fac) 5.25%, 10/15/31	2,150	2,239,999
Michigan Tech Univ Series 2012A 5.00%, 10/01/26-10/01/34	2,900	3,082,138
Series 2013A 5.00%, 10/01/26	1,175	1,290,314
Michigan Trunk Line Spl Tax 5.00%, 11/15/30	1,000	1,061,560
Oakland Univ 5.00%, 3/01/27-3/01/32	2,600	2,728,041
Plymouth MI Ed Ctr Charter Sch Series 05 5.125%, 11/01/18	1,050	1,025,462
Plymouth-Canton MI SD GO Series 2012A 5.00%, 5/01/25	1,425	1,590,001
Saginaw MI Hosp Fin Auth (Covenant Medical Ctr) Series 2010H 5.00%, 7/01/30	500	499,400
Southfield MI Lib Bldg Auth 5.00%, 5/01/25	3,340	3,493,206

		55,685,178

Arizona – 0.3%
Dove Mountain Resort CFD AZ 6.75%, 12/01/16	205	184,928

Florida – 2.9%
Crossings at Fleming Is CDD FL Series 2000C 7.10%, 5/01/30(b)	1,835	1,547,125
Pinellas Cnty FL Ed Fac (Barry Univ) 5.00%, 10/01/27	500	498,005

		2,045,130

46	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Michigan Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Illinois – 1.0%
Antioch Vilage IL SSA #1 (Antioch IL SSA#1 - Deercrest) Series 03 6.625%, 3/01/33	$480	$390,451
Plano IL SSA #3 (Plano IL SSA #3 Lakewood Spr) Series 2005A 5.95%, 3/01/28	360	360,418

		750,869

Massachusetts – 0.6%
Massachusetts Dev Fin Agy (Merrimack College) Series 2012A 5.25%, 7/01/42	450	406,260

Ohio – 3.1%
Cleveland OH Inc. Tax (Cleveland Police & Fire Pension) 5.25%, 5/15/24	2,050	2,248,338

Puerto Rico – 10.8%
Puerto Rico Elec Pwr Auth Series 2007TT 5.00%, 7/01/18	1,000	891,320
Series 2008W 5.375%, 7/01/23	1,120	897,411
Puerto Rico HFA MFHR (Puerto Rico HFA Cap Fund) 5.00%, 12/01/17	1,215	1,218,183
5.125%, 12/01/27	145	145,609
Puerto Rico Ind Tour Ed Med Envrn Auth (Ascension Health) Series 2000A 6.125%, 11/15/30	3,000	3,010,290
Puerto Rico Mun Fin Agy Series 2005A 5.25%, 8/01/23	275	219,354
Puerto Rico Sales Tax Fin Corp. Series 2009A 5.50%, 8/01/19 (Pre-refunded/ETM)	25	30,466
5.50%, 8/01/28	1,475	1,315,199

		7,727,832

Tennessee – 0.6%
Met Govt Nashville-Dav TN Hlth Ed Fac Bd (Belmont Univ) 5.00%, 11/01/29	400	401,832

Texas – 1.1%
Texas Private Acvty Bond Srfc Trnsp Corp. (LBJ Managed Lanes Project) 7.00%, 6/30/40	470	514,472

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	47

Michigan Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Texas Private Acvty Bond Srfc Trnsp Corp. (NTE Mobility Partners LLC Project) 6.875%, 12/31/39	$235	$255,212

		769,684

Total Municipal Obligations (cost $72,732,972)		70,220,051

	Shares
SHORT-TERM INVESTMENTS – 0.3%
Investment Companies – 0.3%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.07%(c) (cost $201,592)	201,592	201,592

Total Investments – 98.7% (cost $72,934,564)		70,421,643
Other assets less liabilities – 1.3%		930,401

Net Assets – 100.0%		$71,352,044

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security is considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2013, the market value of this security amounted to $616,317 or 0.9% of net assets.

(b)	Illiquid security.

(c)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

As of September 30, 2013, the Fund held 11.4% of net assets in insured bonds (of this amount 0.0% represents the Fund’s holding in pre-refunded or escrowed to maturity bonds).

Glossary:

AGM	– Assured Guaranty Municipal
CDD	– Community Development District
CFD	– Community Facilities District
ETM	– Escrowed to Maturity
GO	– General Obligation
HDA	– Housing Development Authority
HFA	– Housing Finance Authority
MFHR	– Multi-Family Housing Revenue
SD	– School District
SRF	– State Revolving Fund
SSA	– Special Services Area

See notes to financial statements.

48	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Michigan Portfolio—Portfolio of Investments

MINNESOTA PORTFOLIO

PORTFOLIO OF INVESTMENTS

September 30, 2013

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 98.4%
Long-Term Municipal Bonds – 98.4%
Minnesota – 98.4%
Anoka Cnty MN GO Series 2012A 5.00%, 2/01/27	$1,135	$1,270,451
Central MN Muni Pwr Agy 5.00%, 1/01/22-1/01/32	2,850	3,087,780
Chaska MN Elec Sys Series 2005A 5.25%, 10/01/25	1,000	1,058,390
Farmington MN ISD #190 GO AGM Series 2005B 5.00%, 2/01/24	3,875	4,048,367
Hennepin Cnty MN Sales Tax (Ballpark Proj) Series 2008B 5.00%, 12/15/23	3,475	3,836,748
Hutchinson MN Pub Util Series 2012A 5.00%, 12/01/25	420	475,679
Maple Grove MN Hlth Care Sys (Maple Grove Hospital) 5.00%, 5/01/22	650	670,352
Metropolitan Council MN GO Series 2008C 5.00%, 3/01/22	5,000	5,489,100
Minneapolis MN (National Marrow Donor Prog) 4.875%, 8/01/25	1,170	1,175,171
Minneapolis MN Common Bond FD Series 20102A 6.25%, 12/01/30	1,000	1,147,560
Minneapolis MN Hlth Care Sys (Fairview Health Svcs) AMBAC Series 2005D 5.00%, 11/15/30	1,000	1,010,140
Minneapolis-St Paul MN Hsg & Redev Auth (Children’s Health Care) 5.25%, 8/15/35	1,000	1,046,830
Series 2010A 5.00%, 8/15/30	1,000	1,020,840
5.25%, 8/15/25	500	544,695
Minneapolis-St Paul MN Intl Arpt Series 2012B 5.00%, 1/01/29-1/01/31	1,900	2,014,193

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	49

Minnesota Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Minneapolis-St Paul MN Metro Arpt Commn (Minneapolis-St Paul MN Intl Arpt) 5.00%, 1/01/30	$1,250	$1,349,925
Minnesota 911 Spl Fee AGC Series 2009 5.00%, 6/01/21	1,970	2,249,642
Minnesota Agr & Econ Dev Brd (Essentia Health) AGC Series 2008 C-1 5.50%, 2/15/25	1,000	1,112,610
Minnesota GO Series 2008A 5.00%, 6/01/21	3,000	3,408,600
Minnesota Hgr Ed Fac Auth (Carleton College) Series 2010D 5.00%, 3/01/30	2,000	2,131,420
Minnesota Hgr Ed Fac Auth (Gustavus Adolfus College) 5.00%, 10/01/31	2,770	2,934,510
Minnesota Hgr Ed Fac Auth (St Catherine Univ) Series 2012S 5.00%, 10/01/32	1,400	1,391,516
Minnesota Hgr Ed Fac Auth (St. Olaf College) Series 2010 7-F 5.00%, 10/01/20	700	803,999
Minnesota Hgr Ed Fac Auth (St. Scholastic College) Series 2010H 5.125%, 12/01/30	1,000	1,026,210
Minnesota Hgr Ed Fac Auth (Univ of St Thomas MN) Series 04-5 5.00%, 10/01/24	1,000	1,032,400
5.25%, 10/01/34	1,000	1,026,350
Series 2009 5.00%, 10/01/29	1,000	1,067,100
Minnesota Mun Pwr Agy Elec 5.25%, 10/01/21	3,000	3,203,100
Series 2004A 5.25%, 10/01/24	500	522,455
Minnesota St Clg & Univ Series 2013A 4.00%, 10/01/29	3,550	3,606,374

50	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Minnesota Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Minnetonka MN MFHR (Archer Heights Apts) Series 1999A 5.30%, 1/20/27	$1,620	$1,620,259
No St Paul Maplewd MN ISD #622 AGM Series 2006B 5.00%, 8/01/20	3,425	3,750,649
Northern Mun Pwr Agy MN (Northern Mun Pwr Agy MN Elec) Series 2010A-2 5.00%, 1/01/23-1/01/24	4,135	4,667,174
Prior Lake MN ISD #719 GO AGM Series 2005B 5.00%, 2/01/23	3,350	3,467,518
Rochester MN Electric Util Series 2013B 5.00%, 12/01/43	1,000	1,046,170
Rochester MN Hlth Care Fac (Mayo Clinic) Series 2010D 5.00%, 11/15/38	1,000	1,015,130
Shakopee MN Hlthcare Fac (St Francis Reg Medical Ctr) Series 2004 5.10%, 9/01/25	600	604,062
St. Cloud MN Hosp (Centracare Hlth Sys) Series 2010A 5.125%, 5/01/30	1,500	1,588,695
St. Louis Park MN Hlth Care Facs (Park Nicollet Health Svcs) Series 2009 5.50%, 7/01/29	1,150	1,221,300
St. Paul MN Hsg & Redev Auth (Block 19 Ramp Parking Proj) Series 2010A 5.00%, 8/01/30	1,870	1,987,249
St. Paul MN Hsg & Redev Auth (Gillette Childrens Specialty Hosp) 5.00%, 2/01/21	500	504,855
St. Paul MN Port Auth (Allina Health Sys) Series 2009 A-2 5.25%, 11/15/28	1,200	1,294,116
St. Paul MN Port Auth (Amherst H Wilder Fndtn) 5.00%, 12/01/29	3,945	4,241,743
St. Paul MN Rec Facs (Highland National Proj) 5.00%, 10/01/20-10/01/25	2,750	2,927,525

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	51

Minnesota Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Western MN Mun Pwr Agy Series 2012A 5.00%, 1/01/27-1/01/30	$3,090	$3,437,687
AGM Series 2006A 5.00%, 1/01/17	700	789,635
White Bear Lake MN MFHR (Renova Partners Proj) Series 01 5.60%, 10/01/30	1,000	999,950

Total Municipal Obligations (cost $87,413,595)		89,926,224

	Shares
SHORT-TERM INVESTMENTS – 0.1%
Investment Companies – 0.1%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.07%(a) (cost $149,059)	149,059	149,059

Total Investments – 98.5% (cost $87,562,654)		90,075,283
Other assets less liabilities – 1.5%		1,337,990

Net Assets – 100.0%		$91,413,273

INTEREST RATE SWAPS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund		Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Merrill Lynch Capital Services, Inc.	$3,500	8/01/16	SIFMA	*	4.071%	$381,881

*	Variable interest rate based on the Securities Industry & Financial Markets Association (SIFMA) Municipal Swap Index.

(a)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

As of September 30, 2013, the Fund held 18.0% of net assets in insured bonds (of this amount 0.0% represents the Fund’s holding in pre-refunded or escrowed to maturity bonds).

Glossary:

AGC	– Assured Guaranty Corporation
AGM	– Assured Guaranty Municipal
AMBAC	– Ambac Assurance Corporation
GO	– General Obligation
ISD	– Independent School District
MFHR	– Multi-Family Housing Revenue

See notes to financial statements.

52	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Minnesota Portfolio—Portfolio of Investments

NEW JERSEY PORTFOLIO

PORTFOLIO OF INVESTMENTS

September 30, 2013

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 98.6%
Long-Term Municipal Bonds – 98.6%
New Jersey – 71.1%
Bergen Cnty NJ Impt Auth Series 05 5.00%, 4/01/15 (Pre-refunded/ETM)	$1,555	$1,665,592
Bergen Cnty NJ Impt Auth (Bergen Cnty NJ GO) Series 2007B 5.00%, 12/15/17	2,755	3,173,953
Bernards Twp NJ SD GO 4.00%, 7/15/25	2,360	2,523,572
Landis NJ Swr Auth NPFGC-RE Series 93 9.801%, 9/19/19(a)	1,600	1,872,192
Middlesex Cnty NJ Impt Auth MFHR (Skyline Tower Apts) Series 01 5.25%, 7/01/21	750	751,313
Morris-Union NJ Jt Comm COP AGM 5.00%, 8/01/26	3,320	3,490,880
RADIAN 5.00%, 5/01/14 (Pre-refunded/ETM)	1,290	1,338,233
New Jersey Ed Fac Auth 5.00%, 7/01/15 (Pre-refunded/ETM)	280	302,520
FGIC Series 04E 5.00%, 7/01/14 (Pre-refunded/ETM)	1,000	1,035,530
New Jersey Ed Fac Auth (New Jersey Inst of Technology) Series 2010H 5.00%, 7/01/31	700	742,252
New Jersey Ed Fac Auth (Princeton Theological Seminary) Series 2010A 5.00%, 7/01/28	5,000	5,622,500
New Jersey Ed Fac Auth (Princeton Univ) Series 2005A 5.00%, 7/01/23	3,200	3,398,912
New Jersey Ed Fac Auth (Richard Stockton College) Series 2008A 5.50%, 7/01/23	4,500	5,057,370
New Jersey EDA Series 2004I 5.25%, 9/01/14 (Pre-refunded/ETM)	2,510	2,626,037

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	53

New Jersey Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Series 2005O 5.25%, 3/01/15 (Pre-refunded/ETM)	$3,200	$3,423,808
AGM Series 2007U 5.00%, 9/01/17 (Pre-refunded/ETM)	3,540	4,090,612
New Jersey EDA (Jersey Gardens Mall) Series 98B 6.50%, 4/01/28	3,000	3,312,840
New Jersey EDA (Masonic Charity Foundation NJ) Series 01 5.50%, 6/01/31	1,000	1,000,560
Series 02 5.25%, 6/01/24	540	547,241
New Jersey EDA (New Jersey Lease Liberty St PK) Series 2003A 5.00%, 3/01/24	1,500	1,513,770
New Jersey EDA (New Jersey Lease Sch Fac) Series 2013 5.00%, 3/01/30	4,000	4,230,560
New Jersey EDA (The Seeing Eye, Inc.) 5.00%, 6/01/32	4,000	4,124,520
New Jersey Hlth Care Fac Fin Auth RADIAN Series 04A 5.25%, 7/01/14 (Pre-refunded/ETM)	2,085	2,498,226
New Jersey Hlth Care Fac Fin Auth (AHS Hospital Corp.) Series 2008A 5.125%, 7/01/22	1,000	1,081,770
New Jersey Hlth Care Fac Fin Auth (Hackensack Univ Med Ctr) 5.00%, 1/01/34	1,940	1,950,185
New Jersey Hlth Care Fac Fin Auth (Holy Name Hospital) 5.00%, 7/01/25	2,100	2,133,474
New Jersey Hlth Care Fac Fin Auth (Newton Memorial Hospital) AGM Series 01 5.00%, 7/01/26	1,500	1,501,740
New Jersey Hlth Care Fac Fin Auth (Palisades Med Ctr) 5.25%, 7/01/31	1,800	1,731,510
New Jersey Inst of Technology Series 2012A 5.00%, 7/01/32	1,400	1,499,162

54	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

New Jersey Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

New Jersey Trnsp Trust Fd Auth (New Jersey Trnsp Fed Hwy Grant) NPFGC-RE Series 2006A 5.00%, 6/15/18	$3,400	$3,706,102
New Jersey Turnpike Auth (New Jersey Turnpike) Series 2009H 5.00%, 1/01/23	5,000	5,507,200
Series 2013A 5.00%, 1/01/33	2,125	2,210,319
Newark NJ Hsg Auth PANYNJ Term Series 04 5.25%, 1/01/14 (Pre-refunded/ETM)	1,200	1,214,796
5.25%, 1/01/14 (Pre-refunded/ETM)	2,380	2,409,345
North Hudson Swr Auth NJ NPFGC Series 2001A Zero Coupon, 8/01/24 (Pre-refunded/ETM)	8,875	6,293,351
Rutgers State Univ NJ Series 2009F 5.00%, 5/01/30	1,000	1,058,750
Series 2013L 5.00%, 5/01/30	4,500	4,792,320
Tobacco Settlement Fin Corp. NJ Series 2007 1A 5.00%, 6/01/41	2,000	1,427,260
Union Cnty NJ Impt Auth (Union Cnty NJ GO) NPFGC Series 2003A 5.25%, 8/15/23	2,885	2,890,885
Union Cnty NJ Util Auth (Union Cnty NJ) Series 2011A 5.25%, 12/01/31	4,560	4,687,589

		104,438,751

Arizona – 0.2%
Dove Mountain Resort CFD AZ 6.75%, 12/01/16	295	266,117

California – 1.2%
California Statewide CDA (Enloe Med Ctr) 6.25%, 8/15/28	1,165	1,319,980
Series 2008A 5.50%, 8/15/23	400	449,192

		1,769,172

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	55

New Jersey Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

District of Columbia – 2.4%
District of Columbia Tax Incr Series 2009B 5.25%, 12/01/26	$3,070	$3,457,649

Florida – 1.5%
Crossings at Fleming Is CDD FL Series 2000C 7.10%, 5/01/30(b)	2,495	2,103,584
Hammock Bay CDD FL Series 2004A 6.15%, 5/01/24	150	150,168

		2,253,752

Guam – 0.3%
Guam Wtrworks Auth Series 05 6.00%, 7/01/25	500	509,210

Illinois – 1.1%
Chicago IL Wtr 5.00%, 11/01/28	1,000	1,039,910
Plano IL SSA #3 (Plano IL SSA #3 Lakewood Spr) Series 2005A 5.95%, 3/01/28	505	505,586

		1,545,496

New York – 8.9%
Metropolitan Trnsp Auth NY Series 2013C 5.00%, 11/15/32	2,000	2,085,200
New York NY GO Series 2006J 5.00%, 6/01/22	950	1,046,102
New York St Dormitory Auth (New York St Pers Income Tax) Series 2012D 5.00%, 2/15/29	2,040	2,223,110
Port Authority of NY & NJ 5.00%, 7/15/30	4,250	4,546,905
Port Authority of NY & NJ (Jfk International Air Terminal LLC) NPFGC Series 97-6 5.75%, 12/01/22	3,175	3,201,543

		13,102,860

Ohio – 2.5%
Cleveland OH Inc. Tax (Cleveland Police & Fire Pension) 5.25%, 5/15/24	3,000	3,290,250

56	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

New Jersey Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Columbiana Cnty Port Auth OH (Apex Environmental LLC) Series 2004A 7.125%, 8/01/25(b)	$500	$367,735

		3,657,985

Pennsylvania – 3.3%
Delaware Riv Port Auth PA & NJ Series 2010D 5.00%, 1/01/28-1/01/29	4,530	4,812,521

Puerto Rico – 5.5%
Puerto Rico Elec Pwr Auth Series 2007TT 5.00%, 7/01/18	900	802,188
Series 2008W 5.375%, 7/01/23	2,165	1,734,728
Puerto Rico GO Series 2001A 5.50%, 7/01/19	500	424,745
Series 2004A 5.25%, 7/01/19	710	603,841
Series 2006A 5.25%, 7/01/22	500	409,680
Puerto Rico HFA MFHR 5.00%, 12/01/13 (Pre-refunded/ETM)	1,355	1,365,650
Puerto Rico HFA MFHR (Puerto Rico HFA Cap Fund) 5.00%, 12/01/17	1,310	1,313,432
5.125%, 12/01/27	305	306,281
Univ of Puerto Rico Series 2006Q 5.00%, 6/01/20	1,260	1,044,666

		8,005,211

Virginia – 0.6%
Virginia Small Business Fin Auth (Elizabeth River Crossing LLC) 5.50%, 1/01/42	1,000	932,260

Total Investments – 98.6% (cost $141,527,611)		144,750,984
Other assets less liabilities – 1.4%		2,121,364

Net Assets – 100.0%		$146,872,348

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	57

New Jersey Portfolio—Portfolio of Investments

INTEREST RATE SWAPS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund		Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Merrill Lynch Capital Services, Inc.	$3,000	10/21/16	SIFMA	*	4.129%	$354,738

*	Variable interest rate based on the Securities Industry & Financial Markets Association (SIFMA) Municipal Swap Index.

(a)	Variable rate coupon, rate shown as of September 30, 2013.

(b)	Illiquid security.

As of September 30, 2013, the Fund held 21.7% of net assets in insured bonds (of this amount 47.8% represents the Fund’s holding in pre-refunded or escrowed to maturity bonds).

Glossary:

AGM	– Assured Guaranty Municipal
CDA	– Community Development Authority
CDD	– Community Development District
CFD	– Community Facilities District
COP	– Certificate of Participation
EDA	– Economic Development Agency
ETM	– Escrowed to Maturity
FGIC	– Financial Guaranty Insurance Company
GO	– General Obligation
HFA	– Housing Finance Authority
MFHR	– Multi-Family Housing Revenue
NPFGC	– National Public Finance Guarantee Corporation
NPFGC-RE	– National Public Finance Guarantee Corporation Reinsuring Financial
Guaranty	Insurance Company
RADIAN	– Radian Asset Assurance Inc.
SD	– School District
SSA	– Special Services Area

See notes to financial statements.

58	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

New Jersey Portfolio—Portfolio of Investments

OHIO PORTFOLIO

PORTFOLIO OF INVESTMENTS

September 30, 2013

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 98.4%
Long-Term Municipal Bonds – 98.4%
Ohio – 76.3%
Akron OH Income Tax Series 2012A 5.00%, 12/01/31	$4,500	$4,705,650
Allen Cnty OH Hosp (Catholic Healthcare Partners) Series 2010B 5.25%, 9/01/27	2,350	2,518,424
Canton OH SD GO NPFGC Series 04B 5.00%, 12/01/22-12/01/23	2,150	2,235,991
Central OH Solid Wst Auth 5.00%, 6/01/22 (Pre-refunded/ETM)	315	380,611
5.00%, 12/01/25-12/01/29	3,275	3,636,163
AMBAC Series 2004B 5.00%, 12/01/14 (Pre-refunded/ETM)	2,035	2,147,739
Cleveland OH Arpt Sys AMBAC Series 2006A 5.00%, 1/01/23	4,000	4,322,600
Cleveland OH GO 5.00%, 12/01/28	2,215	2,367,591
Series 04 5.25%, 12/01/14 (Pre-refunded/ETM)	1,200	1,269,228
Cleveland OH Inc. Tax (Cleveland Police & Fire Pension) 5.25%, 5/15/24	2,500	2,741,875
Cleveland OH Pub Pwr Sys NPFGC-RE Series 2006A 5.00%, 11/15/18	2,165	2,356,819
Cleveland OH Wtr Series 2012X 5.00%, 1/01/27	1,500	1,662,120
Cleveland OH Wtrworks NPFGC Series 2007O 5.00%, 1/01/23	2,500	2,701,625
Cleveland State Univ 5.00%, 6/01/30	3,000	3,134,670
Columbiana Cnty Port Auth OH (Apex Environmental LLC) Series 2004A 7.125%, 8/01/25(a)	500	367,735
Cuyahoga Cnty OH Econ Dev (Cuyahoga Cnty OH Lease) Series 2010F 5.25%, 12/01/25	3,200	3,566,880

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	59

Ohio Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Cuyahoga Cnty OH GO RADIAN Series 04 5.00%, 11/15/19	$1,850	$1,860,471
Cuyahoga Cnty OH Port Auth (University Square Proj) Series 01 7.35%, 12/01/31	2,000	2,000,140
Cuyahoga OH CCD Series 2009C 5.00%, 8/01/24	1,545	1,715,244
Dayton OH Arpt (James M Cox Dayton Intl Arpt) RADIAN Series 2003A 5.00%, 12/01/23	1,280	1,282,035
Delaware OH CSD GO NPFGC Series 04 5.00%, 12/01/14 (Pre-refunded/ETM)	1,340	1,413,419
Franklin Cnty OH Hlth Care Fac (First Community Village) 5.625%, 7/01/47	865	705,987
Franklin Cnty OH MFHR (Agler Green Apts) Series 2002A 5.65%, 5/20/32	770	773,634
5.80%, 5/20/44	1,150	1,155,566
Greater Cleveland RTA OH NPFGC Series 04 5.00%, 12/01/14 (Pre-refunded/ETM)	1,350	1,423,967
Hamilton Cnty Conv Fac Auth OH (Hamilton Cnty OH) NPFGC-RE Series 04 5.00%, 12/01/23	1,330	1,354,007
Hamilton Cnty OH Hlth Care (Life Enriching Communities) 5.00%, 1/01/42	1,625	1,528,979
Hamilton Cnty OH Swr Sys Series 2013A 5.00%, 12/01/31	4,305	4,657,579
Hamilton OH SD GO NPFGC 5.00%, 12/01/24	1,000	1,041,390
Kent State Univ Series 2012A 5.00%, 5/01/30-5/01/31	4,005	4,211,034
Madeira OH City SD GO NPFGC Series 04 5.00%, 12/01/14 (Pre-refunded/ETM)	1,370	1,444,240
5.00%, 12/01/14 (Pre-refunded/ETM)	1,295	1,365,176

60	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Ohio Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Miami Univ OH 5.00%, 9/01/31	$1,000	$1,065,810
Muskingum Cnty OH Hosp Fac (Genesis Hlth Sys) 5.00%, 2/15/48	1,000	774,710
Oak Hills OH Local SD GO AGM Series 05 5.00%, 12/01/25	1,000	1,055,490
Ohio Bldg Auth AGM Series 2005A 5.00%, 4/01/15 (Pre-refunded/ETM)	1,500	1,606,680
Ohio GO Series 2004A 5.00%, 6/15/14 (Pre-refunded/ETM)	3,000	3,100,230
Ohio Higher Edl Fac Commn 5.00%, 11/01/14 (Pre-refunded/ETM)	425	446,858
5.00%, 11/01/14 (Pre-refunded/ETM)	745	783,315
5.00%, 11/01/14 (Pre-refunded/ETM)	825	867,892
5.00%, 11/01/14 (Pre-refunded/ETM)	1,445	1,520,126
Ohio Higher Edl Fac Commn (Denison Univ) 5.00%, 11/01/32	590	617,624
Ohio Univ 5.00%, 12/01/32	3,120	3,274,128
NPFGC Series 04 5.00%, 6/01/14 (Pre-refunded/ETM)	1,950	2,011,542
Pinnacle Cmnty Infra Fin Auth (Pinnacle Club of Grove City) Series 2004A 6.00%, 12/01/22	1,599	1,580,036
Riversouth Auth OH Series 2004A 5.25%, 6/01/14 (Pre-refunded/ETM)	1,000	1,033,550
5.25%, 6/01/14 (Pre-refunded/ETM)	1,000	1,033,550
Series 2005A 5.00%, 12/01/24	3,590	3,807,159
Summit Cnty OH Port Auth 5.00%, 12/01/25	3,760	4,127,502
Toledo-Lucas Cnty OH Port Auth (Cargill, Inc.) Series 2004B 4.50%, 12/01/15	2,500	2,592,175
Toledo-Lucas Cnty OH Port Auth (CSX Corp., Inc.) Series 92 6.45%, 12/15/21	1,270	1,507,096
Univ of Cincinnati COP NPFGC 5.00%, 6/01/24	4,470	4,647,593

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	61

Ohio Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Youngstown OH SD GO AGM 5.00%, 12/01/14 (Pre-refunded/ETM)	$2,155	$2,273,072
ZZZZ-Ohio ST Higher Edl Fac Rev (Univ of Dayton OH) Series 2011A 5.375%, 12/01/30	750	804,450

		108,579,177

Arizona – 0.2%
Dove Mountain Resort CFD AZ 6.75%, 12/01/16	285	257,096

California – 0.5%
California GO 5.25%, 4/01/29	5	5,100
California Poll Cntl Fin Auth (Poseidon Resources LP) 5.00%, 7/01/37(b)	750	666,038

		671,138

District of Columbia – 2.3%
District of Columbia (Howard Univ) Series 2011A 6.25%, 10/01/32	3,000	3,312,780

Florida – 1.3%
Crossings at Fleming Is CDD FL Series 2000C 7.10%, 5/01/30(a)	1,995	1,682,025
Hammock Bay CDD FL Series 2004A 6.15%, 5/01/24	220	220,246

		1,902,271

Georgia – 0.4%
Atlanta GA Tax Allocation (Eastside Proj) Series 2005B 5.60%, 1/01/30	500	521,475

Illinois – 2.5%
Antioch Vilage IL SSA #1 (Antioch IL SSA#1 – Deercrest) Series 03 6.625%, 3/01/33	928	754,872
Illinois Toll Highway Auth Series 2013A 5.00%, 1/01/32	2,250	2,317,005
Plano IL SSA #3 (Plano IL SSA #3 Lakewood Spr) Series 2005A 5.95%, 3/01/28	518	518,601

		3,590,478

62	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Ohio Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

New Jersey – 0.8%
Morris-Union NJ Jt Comm COP AGM 5.00%, 8/01/25	$1,000	$1,066,310

New York – 3.0%
Metropolitan Trnsp Auth NY Series 2011D 5.00%, 11/15/29	3,365	3,550,748
Suffolk Cnty NY EDA (Catholic Hlth Svcs of Long Island) 5.00%, 7/01/28	745	753,046

		4,303,794

Pennsylvania – 0.5%
Delaware Riv Port Auth PA & NJ 5.00%, 1/01/26	745	757,076

Puerto Rico – 5.1%
Puerto Rico Conv Ctr Dist Auth (Puerto Rico Hotel Occupancy Tax) AMBAC Series 2006A 5.00%, 7/01/18	1,370	1,221,108
Puerto Rico Elec Pwr Auth Series 2007TT 5.00%, 7/01/20	2,530	2,093,524
Series 2008WW 5.375%, 7/01/24	1,030	843,210
Puerto Rico GO Series 2001A 5.50%, 7/01/19	500	424,745
Series 2006A 5.25%, 7/01/22	500	409,680
Puerto Rico Govt Dev Bank Series 2006B 5.00%, 12/01/15	500	488,780
Puerto Rico HFA MFHR (Puerto Rico HFA Cap Fund) 5.125%, 12/01/27	375	376,575
Puerto Rico Mun Fin Agy Series 2005A 5.25%, 8/01/23	375	299,119
Univ of Puerto Rico Series 2006Q 5.00%, 6/01/22	1,350	1,087,128

		7,243,869

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	63

Ohio Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Tennessee – 0.4%
Met Govt Nashville-Dav TN Hlth Ed Fac Bd (Belmont Univ) 5.00%, 11/01/29	$630	$632,885

Texas – 4.7%
North Texas Tollway Auth TX (Texas St Hwy Fund Third Tier) Series 2011D 5.00%, 9/01/28	5,000	5,402,950
Texas Private Acvty Bond Srfc Trnsp Corp. (LBJ Managed Lanes Project) 7.00%, 6/30/40	740	810,019
Texas Private Acvty Bond Srfc Trnsp Corp. (NTE Mobility Partners LLC Project) 6.875%, 12/31/39	370	401,824

		6,614,793

Virginia – 0.4%
Virginia Small Business Fin Auth (95 Express Lanes LLC Proj) 5.00%, 7/01/34	665	594,596

Total Municipal Obligations (cost $140,770,796)		140,047,738

	Shares
SHORT-TERM INVESTMENTS – 0.1%
Investment Companies – 0.1%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.07%(c) (cost $77,434)	77,434	77,434

Total Investments – 98.5% (cost $140,848,230)		140,125,172
Other assets less liabilities – 1.5%		2,097,539

Net Assets – 100.0%		$142,222,711

INTEREST RATE SWAPS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund		Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Merrill Lynch Capital Services, Inc.	$3,600	8/1/16	SIFMA	*	4.071%	$392,792

*	Variable interest rate based on the Securities Industry & Financial Markets Association (SIFMA) Municipal Swap Index.

64	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Ohio Portfolio—Portfolio of Investments

(a)	Illiquid security.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security is considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2013, the market value of this security amounted to $666,038 or 0.5% of net assets.

(c)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

As of September 30, 2013, the Fund held 27.3% of net assets in insured bonds (of this amount 35.2% represents the Fund’s holding in pre-refunded or escrowed to maturity bonds).

Glossary:

AGM	– Assured Guaranty Municipal
AMBAC	– Ambac Assurance Corporation
CCD	– Community College District
CDD	– Community Development District
CFD	– Community Facilities District
COP	– Certificate of Participation
CSD	– Central/Community School District
EDA	– Economic Development Agency
ETM	– Escrowed to Maturity
GO	– General Obligation
HFA	– Housing Finance Authority
MFHR	– Multi-Family Housing Revenue
NPFGC	– National Public Finance Guarantee Corporation
NPFGC-RE	– National Public Finance Guarantee Corporation Reinsuring Financial
Guaranty	Insurance Company
RADIAN	– Radian Asset Assurance Inc.
RTA	– Regional Transportation Authority
SD	– School District
SSA	– Special Services Area

See notes to financial statements.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	65

Ohio Portfolio—Portfolio of Investments

PENNSYLVANIA PORTFOLIO

PORTFOLIO OF INVESTMENTS

September 30, 2013

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 98.5%
Long-Term Municipal Bonds – 98.5%
Pennsylvania – 74.3%
Adams Cnty PA IDA (Gettysburg College) 5.00%, 8/15/25	$1,090	$1,185,517
Allegheny Cnty PA Hgr Ed Auth (Carnegie Mellon University) 5.00%, 3/01/28	2,500	2,758,325
Allegheny Cnty PA IDA (Residential Resources, Inc.) 5.00%, 9/01/21	500	501,065
Allegheny Cnty PA Redev Agy (Pittsburgh Mills Spl Tax) 5.60%, 7/01/23	1,500	1,457,130
Allegheny Cnty PA Sani Auth (Allegheny Cnty PA Swr) NPFGC Series 2005A 5.00%, 12/01/24	3,490	3,658,044
Bucks Cnty PA Wtr & Swr Auth AGM Series 2011A 5.00%, 12/01/29	1,255	1,348,824
Carlisle SD PA GO 5.00%, 9/01/25	4,000	4,486,400
Cumberland Cnty PA Mun Auth (Asbury Atlantic, Inc.) 6.125%, 1/01/45	300	309,447
Delaware Cnty Auth PA (Elwyn Proj) 5.00%, 6/01/25	1,645	1,671,271
Delaware Riv Port Auth PA & NJ Series 2010D 5.00%, 1/01/29	4,470	4,719,650
Lancaster Area Swr Auth PA NPFGC Series 04 5.00%, 4/01/14 (Pre-refunded/ETM)	1,330	1,361,534
Lehigh Northampton PA Arpt NPFGC Series 2000A 6.00%, 5/15/30	2,400	2,313,384
Montgomery Cnty PA IDA (New Regional Medical Ctr) 5.25%, 8/01/33	740	792,466
New Wilmington PA Mun Auth (Westminster College) 5.00%, 5/01/27	1,040	1,041,643
Norristown PA Area SD COP 5.00%, 4/01/32	1,000	975,260
Northampton Cnty PA GO Series 2012B 5.00%, 10/01/30	3,000	3,243,600

66	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Pennsylvania Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Pennsylvania Econ Dev Fin Auth (Amtrak) Series 2012A 5.00%, 11/01/32	$2,000	$2,037,920
Pennsylvania Hgr Ed Fac Auth RADIAN Series 03AA-1 5.00%, 11/01/13 (Pre-refunded/ETM)	1,000	1,003,710
Pennsylvania Hgr Ed Fac Auth (Thomas Jefferson Univ) 5.00%, 3/01/27	1,460	1,566,536
Series 2010 5.00%, 3/01/28	1,390	1,480,823
Pennsylvania Hgr Ed Fac Auth (Univ of Pennsylvania Hlth Sys) AMBAC Series 2005A 5.00%, 8/15/20	2,000	2,118,820
Pennsylvania Hgr Ed Fac Auth (Univ of Pennsylvania) 5.00%, 9/01/29	2,125	2,304,180
Pennsylvania IDA 5.50%, 7/01/18 (Pre-refunded/ETM)	130	154,974
Pennsylvania IDA (Pennsylvania SRF) 5.50%, 7/01/23	930	1,037,285
Pennsylvania Intergov Coop Auth 5.00%, 6/15/23	4,000	4,471,680
Pennsylvania Turnpike Comm 5.00%, 12/01/30(a)	3,500	3,275,020
Series 2012A 5.00%, 12/01/28	2,000	2,120,520
Philadelphia PA Gasworks 5.00%, 8/01/30	2,000	1,975,220
Philadelphia PA IDA (Leadership Learning Partners) Series 05A 5.25%, 7/01/24(b)	350	264,327
Philadelphia PA IDA (Univ of Pennsylvania) Series 2007 0.64%, 4/26/14(c)	2,000	1,994,700
Philadelphia PA Parking Auth (Philadelphia Airport Parking) Series 2009 5.00%, 9/01/26	2,725	2,849,505
Philadelphia PA SD GO Series 2011E 5.25%, 9/01/23	4,000	4,367,280
Pittsburgh & Allegheny PA Sports & Exhibition Auth (Pittsburgh-Allegheny Cnty PA Sales Tax) AGM 5.00%, 2/01/31	1,075	1,101,778

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	67

Pennsylvania Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Pittsburgh PA GO AGM Series 2006C 5.25%, 9/01/17	$5,000	$5,527,550
Pittsburgh PA Pub Pkg Auth NPFGC-RE Series 2005A 5.00%, 12/01/19	2,435	2,514,892
Reading PA Area Wtr Auth 5.00%, 12/01/31	1,000	1,028,960
State Pub Sch Bldg Auth PA (Colonial Intermediate Unit No. 20) NPFGC-RE Series 05 5.00%, 5/15/26	2,025	2,098,791
Wilkes-Barre PA Fin Auth (Univ of Scranton) 5.00%, 11/01/30	2,500	2,591,825
Wilkes-Barre PA Fin Auth (Wilkes Univ Proj) 5.00%, 3/01/22	510	523,474
York Cnty PA GO 5.00%, 6/01/37	3,500	3,616,270

		83,849,600

Arizona – 0.2%
Dove Mountain Resort CFD AZ 6.75%, 12/01/16	250	225,522

District of Columbia – 2.6%
District of Columbia Tax Incr Series 2009B 5.25%, 12/01/26	2,625	2,956,459

Florida – 1.7%
Crossings at Fleming Is CDD FL Series 2000C 7.10%, 5/01/30(b)	1,995	1,682,025
Hammock Bay CDD FL Series 2004A 6.15%, 5/01/24	220	220,246

		1,902,271

Guam – 0.9%
Guam Intl Arpt Auth NPFGC Series 2003B 5.25%, 10/01/23	500	500,000
Guam Wtrworks Auth Series 05 6.00%, 7/01/25	500	509,210

		1,009,210

Illinois – 4.0%
Antioch Vilage IL SSA #1 (Antioch IL SSA#1 – Deercrest) Series 03 6.625%, 3/01/33	962	782,529

68	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Pennsylvania Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Chicago IL Wtr 5.00%, 11/01/29	$3,235	$3,332,438
Plano IL SSA #3 (Plano IL SSA #3 Lakewood Spr) Series 2005A 5.95%, 3/01/28	425	425,493

		4,540,460

Massachusetts – 1.4%
Massachusetts Sch Bldg Auth (Massachusetts Sch Sales Tax) Series 2013A 5.00%, 5/15/32	1,500	1,618,710

New York – 5.5%
New York NY Trnsl Fin Auth Series 2012B 5.00%, 11/01/30	1,735	1,886,587
Triborough Brdg & Tunl Auth NY Series 2011A 5.00%, 1/01/28	4,000	4,378,280

		6,264,867

Puerto Rico – 7.0%
Puerto Rico Elec Pwr Auth Series 2007TT 5.00%, 7/01/22	800	638,880
Series 2008WW 5.375%, 7/01/24	1,530	1,252,535
Puerto Rico GO Series 2006A 5.25%, 7/01/23	500	399,380
Puerto Rico HFA MFHR (Puerto Rico HFA Cap Fund) 5.125%, 12/01/27	1,180	1,184,956
Puerto Rico Hwy & Trnsp Auth (Puerto Rico Hwy & Trnsp Spl Tax) FGIC Series 03G 5.25%, 7/01/14	3,335	3,328,930
Puerto Rico Mun Fin Agy Series 2005A 5.25%, 8/01/23	300	239,295
Puerto Rico Pub Bldgs Auth (Puerto Rico GO) Series 2007N 5.50%, 7/01/22	345	284,221
Univ of Puerto Rico Series 2006Q 5.00%, 6/01/22	655	527,458

		7,855,655

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	69

Pennsylvania Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Washington – 0.9%
Washington St GO AGM Series 2005B 5.00%, 7/01/15 (Pre-refunded/ETM)	$920	$993,996

Total Municipal Obligations (cost $111,880,661)		111,216,750

	Shares
SHORT-TERM INVESTMENTS – 0.5%
Investment Companies – 0.5%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.07%(d) (cost $582,656)	582,656	582,656

Total Investments – 99.0% (cost $112,463,317)		111,799,406
Other assets less liabilities – 1.0%		1,089,641

Net Assets – 100.0%		$112,889,047

(a)	Indicates a security that has a zero coupon that remains in effect until a predetermined date at which time the stated coupon rate becomes effective until final maturity.

(b)	Illiquid security.

(c)	Floating Rate Security. Stated interest rate was in effect at September 30, 2013.

(d)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

As of September 30, 2013, the Fund held 24.7% of net assets in insured bonds (of this amount 12.1% represents the Fund’s holding in pre-refunded or escrowed to maturity bonds).

Glossary:

AGM	– Assured Guaranty Municipal

AMBAC	– Ambac Assurance Corporation

CDD	– Community Development District

CFD	– Community Facilities District

COP	– Certificate of Participation

ETM	– Escrowed to Maturity

FGIC	– Financial Guaranty Insurance Company

GO	– General Obligation

HFA	– Housing Finance Authority

IDA	– Industrial Development Authority/Agency

MFHR	– Multi-Family Housing Revenue

NPFGC	– National Public Finance Guarantee Corporation

NPFGC-RE	– National Public Finance Guarantee Corporation Reinsuring Financial
Guaranty	Insurance Company

RADIAN	– Radian Asset Assurance Inc.

SD	– School District

SRF	– State Revolving Fund

SSA	– Special Services Area

See notes to financial statements.

70	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Pennsylvania Portfolio—Portfolio of Investments

VIRGINIA PORTFOLIO

PORTFOLIO OF INVESTMENTS

September 30, 2013

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 97.2%
Long-Term Municipal Bonds – 97.2%
Virginia – 69.7%
Arlington Cnty VA IDA MFHR (Arlington View Terrace Apts) Series 01 5.15%, 11/01/31	$1,490	$1,490,790
Bell Creek CDA VA Series 2003A 6.75%, 3/01/22	100	100,303
Capital Region VA Arpt Comm (Richmond VA Intl Arpt) Series 2013A 5.00%, 7/01/23	600	685,452
Chesapeake VA GO Series 2010D 5.00%, 12/01/25	2,275	2,570,864
Chesterfield Cnty VA EDA (Brandermill Woods) 5.125%, 1/01/43	1,000	871,310
Dulles Town Ctr CDA VA 4.25%, 3/01/26	1,000	919,040
Fairfax Cnty VA Econ Dev Dist (Fairfax Cnty VA Trnsp Impt Dist) 5.00%, 4/01/28	8,635	9,272,608
Fairfax Cnty VA EDA (Goodwin House) 5.00%, 10/01/22	1,000	1,049,760
Fairfax Cnty VA IDA (Inova Health Sys) 5.00%, 5/15/25	1,000	1,086,470
Series 2012D 5.00%, 5/15/27	4,000	4,295,000
Fairfax VA GO Series 2010 5.00%, 7/15/25	480	544,176
Hampton VA GO Series 2010A 5.00%, 1/15/21	1,750	1,989,348
Hamptons Roads Santn Dist VA Wstwtr 5.00%, 4/01/25	6,650	7,346,654
Hanover Cnty VA EDA (Covenant Woods) Series 2012A 5.00%, 7/01/42	2,000	1,627,140
Harrisonburg VA IDA (Rockingham Mem Hosp) AMBAC 5.00%, 8/15/22-8/15/25	7,850	8,395,256

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	71

Virginia Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Henrico Cnty VA EDA (Bon Secours Health System, Inc.) 5.00%, 11/01/30	$2,000	$2,057,260
Henrico Cnty VA GO Series 2008A 5.00%, 12/01/26	1,000	1,100,460
Series 2010 5.00%, 7/15/24	6,600	7,530,534
Henrico Cnty VA Wtr & Swr

5.00%, 5/01/25	1,165	1,311,208
Series 2009A 5.00%, 5/01/27	1,200	1,330,200
Isle Wight Cnty VA GO 5.00%, 7/01/31-7/01/32	2,315	2,525,732
Series 2008B 6.00%, 7/01/27	3,500	4,018,665
James City Cnty VA EDA (James City Cnty VA Lease) AGM 5.00%, 6/15/22	4,385	4,805,741
Leesburg VA GO Series 2011A 5.00%, 1/15/24	2,040	2,325,110
Lexington VA IDA (Virginia Military Institute) Series 2006B 5.00%, 12/01/30	3,885	4,140,633
Loudoun Cnty VA Santn Auth 5.00%, 1/01/29	3,820	4,174,534
Montgomery Cnty VA IDA (Montgomery Cnty VA Lease) 5.00%, 2/01/24	2,000	2,156,080
Mosaic Dist VA CDA Series 2011A 6.875%, 3/01/36	250	275,468
New Port CDA VA 5.50%, 9/01/26(a)	919	574,256
Newport News VA IDA MFHR (Walker Village Apts) Series 2002A 5.55%, 9/20/34	1,880	1,880,714
5.65%, 3/20/44	1,660	1,660,664
Norfolk VA EDA (Bon Secours Health System, Inc.) 5.00%, 11/01/29	2,200	2,276,186
Norfolk VA Wtr 5.00%, 11/01/28	1,800	1,983,114

72	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Virginia Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Northwestern Reg Jail Auth VA NPFGC 5.00%, 7/01/15 (Pre-refunded/ETM)	$1,500	$1,620,645
Prince William Cnty VA IDA (George Mason Univ) 5.50%, 9/01/31	3,750	4,025,512
Prince William Cnty VA IDA (Novant Health, Inc.) 5.00%, 11/01/25	720	789,264
Reynolds Crossing CDA VA 5.10%, 3/01/21	1,016	1,013,785
Richmond VA GO Series 2009A 5.00%, 7/15/27	1,400	1,570,492
AGM Series 2005A 5.00%, 7/15/15 (Pre-refunded/ETM)	2,500	2,705,550
Richmond VA Pub Util 5.00%, 1/15/28	1,000	1,088,840
Roanoke VA GO (Carilion Health Sys)

AGM 5.00%, 7/01/27	3,000	3,152,100
Suffolk VA GO 5.00%, 2/01/26	5,060	5,636,536
Series 2007A 5.00%, 2/01/17 (Pre-refunded/ETM)	1,710	1,945,963
Series 2010A 5.00%, 8/01/22	2,080	2,407,288
NPFGC 5.00%, 2/01/20	1,290	1,428,907
Tobacco Settlement Fin Corp. VA Series 2007B1 5.00%, 6/01/47	4,000	2,571,240
Univ of Virginia 5.00%, 9/01/29	2,910	3,232,632
Virginia Beach VA Wtr & Swr 5.00%, 10/01/30	2,000	2,142,760
Virginia College Bldg Auth 5.00%, 9/01/15 (Pre-refunded/ETM)	220	239,380
Series 2005A 5.00%, 9/01/15 (Pre-refunded/ETM)	5,890	6,408,850
Virginia College Bldg Auth (Liberty Univ) 5.25%, 3/01/29	5,000	5,441,550
Virginia College Bldg Auth (Roanoke College) 5.00%, 4/01/23	1,000	1,077,940

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	73

Virginia Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Virginia College Bldg Auth (Virginia Lease 21st Century College Prog) 5.00%, 2/01/19	$1,275	$1,491,253
Virginia College Bldg Auth (Virginia Lease Pub Hgr Ed) 5.00%, 9/01/16	5,615	6,064,705
Virginia ComWlth Univ Hlth Sys Auth 5.00%, 7/01/27	1,000	1,070,100
Virginia Port Auth Series 2010 5.00%, 7/01/30	2,250	2,370,217
Virginia Resources Auth (Virginia Pooled Fing Prog Infrastructure) Series 2011B 5.00%, 11/01/26	7,740	8,819,188
Virginia Resources Auth (Virginia SRF) 5.00%, 10/01/25	4,000	4,678,880
Series 2009 5.00%, 10/01/25	3,345	3,833,905
Virginia Small Business Fin Auth (95 Express Lanes LLC Proj) 5.00%, 7/01/34	2,835	2,534,859
Virginia Small Business Fin Auth (Elizabeth River Crossing LLC) 5.25%, 1/01/32	2,500	2,335,550
5.50%, 1/01/42	1,000	932,260
Virginia Small Business Fin Auth (Wellmont Hlth Sys Proj) Series 2007A 5.125%, 9/01/22	710	725,727
Watkins Centre CDA VA

5.40%, 3/01/20	490	468,567

		172,195,175

Arizona – 2.1%
Arizona Sports & Tourism Auth Series 2012A 5.00%, 7/01/29	3,945	4,132,545
Dove Mountain Resort CFD AZ 6.75%, 12/01/16	340	306,711
Salt Verde Fin Corp. Gas (Citigroup, Inc.) Series 2007 5.00%, 12/01/37	705	695,222

		5,134,478

74	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Virginia Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

California – 1.2%
California Statewide CDA (Enloe Med Ctr) 6.25%, 8/15/28	$1,910	$2,164,087
Series 2008A 5.50%, 8/15/23	660	741,167

		2,905,254

Colorado – 0.5%
Denver Co. City & Cnty Arpt (Denver Intl Airport) Series 2012A 5.00%, 11/15/28	1,220	1,254,111

District of Columbia – 8.0%
District of Columbia (Howard Univ) Series 2011A 6.25%, 10/01/32	4,700	5,190,022
Metro Washington Arpt Auth VA Series 2009C 5.125%, 10/01/34	5,130	5,434,157
Series 2012A 5.00%, 10/01/30	2,480	2,587,657
Metro Washington Arpt Auth VA (Dulles Toll Road) Series 2010B 6.50%, 10/01/44(b)	4,300	3,323,728
Washington DC Metro Area Trnst Auth Series 2009A 5.25%, 7/01/27	3,000	3,323,550

		19,859,114

Florida – 0.6%
Pinellas Cnty FL Ed Fac (Barry Univ) 5.00%, 10/01/27	400	398,404
5.25%, 10/01/30	1,000	976,930

		1,375,334

Georgia – 0.2%
Atlanta GA Tax Allocation (Eastside Proj) Series 2005B 5.60%, 1/01/30	500	521,475

Illinois – 1.9%
Illinois Toll Highway Auth Series 2013A 5.00%, 1/01/33	4,085	4,188,065

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	75

Virginia Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Plano IL SSA #3 (Plano IL SSA #3 Lakewood Spr) Series 2005A 5.95%, 3/01/28	$425	$425,493

		4,613,558

Michigan – 0.6%
Michigan Pub Pwr Agy Series 2012A 5.00%, 1/01/32	1,575	1,590,782

New York – 3.5%
Metropolitan Trnsp Auth NY Series 2011D 5.00%, 11/15/28-11/15/29	5,745	6,087,286
New York NY GO Series 2006J 5.00%, 6/01/22	1,125	1,238,805
Suffolk Cnty NY EDA (Catholic Hlth Svcs of Long Island) 5.00%, 7/01/28	1,275	1,288,770

		8,614,861

Puerto Rico – 5.9%
Puerto Rico Elec Pwr Auth Series 2007TT 5.00%, 7/01/20	800	661,984
Series 2007U 5.00%, 7/01/19	3,000	2,780,040
NPFGC 5.25%, 7/01/21	2,000	1,812,140
Puerto Rico GO Series 2001A 5.50%, 7/01/19	500	424,745
Puerto Rico Govt Dev Bank Series 2006B 5.00%, 12/01/15	500	488,780
Puerto Rico HFA MFHR (Puerto Rico HFA Cap Fund) 5.00%, 12/01/20	1,580	1,580,822
5.125%, 12/01/27	290	291,218
Puerto Rico Hwy & Trnsp Auth (Puerto Rico Hwy & Trnsp Spl Tax) FGIC Series 03G 5.25%, 7/01/14	1,840	1,836,651
FGIC Series 2003G 5.25%, 7/01/14	365	364,336
Puerto Rico Mun Fin Agy Series 2005A 5.25%, 8/01/23	340	271,201

76	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Virginia Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Puerto Rico Sales Tax Fin Corp. Series 2009A 5.50%, 8/01/19 (Pre-refunded/ETM)	$25	$30,466
5.50%, 8/01/28	2,975	2,652,688
Univ of Puerto Rico Series 2006Q 5.00%, 6/01/22	1,740	1,401,187

		14,596,258

Texas – 1.2%
Texas Private Acvty Bond Srfc Trnsp Corp. (LBJ Managed Lanes Project) 7.00%, 6/30/40	1,110	1,215,028
Texas Private Acvty Bond Srfc Trnsp Corp. (NTE Mobility Partners LLC Proj Segment#3) 6.75%, 6/30/43	1,000	1,036,450
Texas Private Acvty Bond Srfc Trnsp Corp. (NTE Mobility Partners LLC Project) 6.875%, 12/31/39	555	602,736

		2,854,214

Washington – 0.7%
Washington St GO AGM Series 2005B 5.00%, 7/01/15 (Pre-refunded/ETM)	1,335	1,442,374
Washington St Hgr Ed Fac Auth (Whitworth Univ) 5.00%, 10/01/32	400	386,668

		1,829,042

Wisconsin – 1.1%
Wisconsin Hlth & Ed Fac Auth (Ministry Health Care, Inc.) Series 2012C 5.00%, 8/15/32	2,700	2,742,363

Total Municipal Obligations (cost $237,582,168)		240,086,019

	Shares
SHORT-TERM INVESTMENTS – 1.4%
Investment Companies – 1.4%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.07%(c) (cost $3,388,964)	3,388,964	3,388,964

Total Investments – 98.6% (cost $240,971,132)		243,474,983
Other assets less liabilities – 1.4%		3,415,115

Net Assets – 100.0%		$246,890,098

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	77

Virginia Portfolio—Portfolio of Investments

INTEREST RATE SWAPS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund		Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Citibank, NA	$7,000	12/1/17	SIFMA	*	3.792%	$865,598

*	Variable interest rate based on the Securities Industry & Financial Markets Association (SIFMA) Municipal Swap Index.

(a)	Illiquid security.

(b)	Indicates a security that has a zero coupon that remains in effect until a predetermined date at which time the stated coupon rate becomes effective until final maturity.

(c)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

As of September 30, 2013, the Fund held 11.2% of net assets in insured bonds (of this amount 20.9% represents the Fund’s holding in pre-refunded or escrowed to maturity bonds).

Glossary:

AGM	– Assured Guaranty Municipal
AMBAC	– Ambac Assurance Corporation
CDA	– Community Development Authority
CFD	– Community Facilities District
EDA	– Economic Development Agency
ETM	– Escrowed to Maturity
FGIC	– Financial Guaranty Insurance Company
GO	– General Obligation
HFA	– Housing Finance Authority
IDA	– Industrial Development Authority/Agency
MFHR	– Multi-Family Housing Revenue
NPFGC	– National Public Finance Guarantee Corporation
SRF	– State Revolving Fund
SSA	– Special Services Area

See notes to financial statements.

78	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Virginia Portfolio—Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

September 30, 2013

	Arizona		Massachusetts
Assets
Investments in securities, at value
Unaffiliated issuers (cost $147,488,732 and $248,616,131, respectively)	$146,949,393		$255,185,075
Affiliated issuers (cost $0 and $7,752,980, respectively)	– 0	–	7,752,980
Cash	45,448		– 0	–
Interest and dividends receivable	1,995,475		3,759,654
Receivable for shares of beneficial interest sold	126,425		180,297
Receivable for investment securities sold	– 0	–	1,475,500
Unrealized appreciation on interest rate swaps	– 0	–	989,255

Total assets	149,116,741		269,342,761

Liabilities
Payable for shares of beneficial interest redeemed	701,330		980,846
Dividends payable	74,074		149,439
Distribution fee payable	51,173		96,870
Advisory fee payable	37,971		68,344
Administrative fee payable	12,711		11,747
Transfer Agent fee payable	1,481		1,265
Accrued expenses	66,513		80,418

Total liabilities	945,253		1,388,929

Net Assets	$148,171,488		$267,953,832

Composition of Net Assets
Shares of beneficial interest, at par	$138,323		$242,658
Additional paid-in capital	149,010,282		260,461,207
Distributions in excess of net investment income	(74,074)		(160,610)
Accumulated net realized gain (loss) on investment transactions	(363,704)		(147,622)
Net unrealized appreciation / (depreciation) on investments	(539,339)		7,558,199

	$148,171,488		$267,953,832

Net Asset Value Per Share—unlimited shares authorized, $.01 par value

Arizona Portfolio	Net Assets	Shares Outstanding	Net Asset Value

Class A	$117,342,844	10,950,937	$10.72	*

Class B	$768,611	71,837	$10.70

Class C	$30,060,033	2,809,550	$10.70

Massachusetts Portfolio

Class A	$202,229,825	18,305,985	$11.05	*

Class B	$1,426,179	129,340	$11.03

Class C	$64,297,828	5,830,456	$11.03

*	The maximum offering price per share for Class A of Arizona Portfolio and Massachusetts Portfolio were $11.05 and $11.39, respectively, which reflects a sales charge of 3.00%.

See notes to financial statements.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	79

Statement of Assets & Liabilities

	Michigan		Minnesota
Assets
Investments in securities, at value
Unaffiliated issuers (cost $72,732,972 and $87,413,595, respectively)	$70,220,051		$89,926,224
Affiliated issuers (cost $201,592 and $149,059, respectively)	201,592		149,059
Interest and dividends receivable	1,180,573		1,253,191
Receivable for shares of beneficial interest sold	116,668		4,398
Unrealized appreciation on interest rate swaps	– 0	–	381,881

Total assets	71,718,884		91,714,753

Liabilities
Payable for shares of beneficial interest redeemed	214,766		147,487
Dividends payable	29,379		25,151
Audit fee payable	38,804		38,804
Distribution fee payable	28,837		31,297
Advisory fee payable	15,273		21,068
Administrative fee payable	12,711		11,747
Transfer Agent fee payable	2,152		1,624
Accrued expenses	24,918		24,302

Total liabilities	366,840		301,480

Net Assets	$71,352,044		$91,413,273

Composition of Net Assets
Shares of beneficial interest, at par	$71,651		$90,252
Additional paid-in capital	74,285,897		88,767,074
Distributions in excess of net investment income	(29,379)		(48,430)
Accumulated net realized loss on investment transactions	(463,204)		(290,133)
Net unrealized appreciation / (depreciation) on investments	(2,512,921)		2,894,510

	$71,352,044		$91,413,273

Net Asset Value Per Share—unlimited shares authorized, $.01 par value

Michigan Portfolio	Net Assets	Shares Outstanding	Net Asset Value

Class A	$48,743,394	4,892,412	$9.96	*

Class B	$447,942	45,052	$9.94

Class C	$22,160,708	2,227,674	$9.95

Minnesota Portfolio

Class A	$72,220,838	7,131,774	$10.13	*

Class B	$128,529	12,696	$10.12

Class C	$19,063,906	1,880,700	$10.14

*	The maximum offering price per share for Class A of Michigan Portfolio and Minnesota Portfolio were $10.27 and $10.44, respectively, which reflects a sales charge of 3.00%.

See notes to financial statements.

80	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Statement of Assets & Liabilities

	New Jersey		Ohio
Assets
Investments in securities, at value
Unaffiliated issuers (cost $141,527,611 and $140,770,796, respectively)	$144,750,984		$140,047,738
Affiliated issuers (cost $0 and $77,434, respectively)	– 0	–	77,434
Cash	460,948		– 0	–
Interest and dividends receivable	1,792,898		2,176,847
Unrealized appreciation on interest rate swaps	354,738		392,792
Receivable for shares of beneficial interest sold	45,722		176,449

Total assets	147,405,290		142,871,260

Liabilities
Dividends payable	77,324		67,818
Payable for shares of beneficial interest redeemed	285,656		405,910
Distribution fee payable	51,696		53,618
Audit fee payable	38,804		38,804
Advisory fee payable	38,599		36,324
Administrative fee payable	11,746		11,747
Transfer Agent fee payable	1,341		2,078
Accrued expenses	27,776		32,250

Total liabilities	532,942		648,549

Net Assets	$146,872,348		$142,222,711

Composition of Net Assets
Shares of beneficial interest, at par	$153,849		$145,122
Additional paid-in capital	145,513,990		143,984,062
Distributions in excess of net investment income	(101,142)		(91,762)
Accumulated net realized loss on investment transactions	(2,272,460)		(1,484,445)
Net unrealized appreciation / (depreciation) on investments	3,578,111		(330,266)

	$146,872,348		$142,222,711

Net Asset Value Per Share—unlimited shares authorized, $.01 par value

New Jersey Portfolio	Net Assets	Shares Outstanding	Net Asset Value

Class A	$113,048,518	11,843,416	$9.55	*

Class B	$978,179	102,458	$9.55

Class C	$32,845,651	3,439,016	$9.55

Ohio Portfolio

Class A	$103,465,828	10,556,018	$9.80	*

Class B	$809,579	82,691	$9.79

Class C	$37,947,304	3,873,467	$9.80

*	The maximum offering price per share for Class A of New Jersey Portfolio and Ohio Portfolio were $9.85 and $10.10, respectively, which reflects a sales charge of 3.00%.

See notes to financial statements.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	81

Statement of Assets & Liabilities

	Pennsylvania		Virginia
Assets
Investments in securities, at value
Unaffiliated issuers (cost $111,880,661 and $237,582,168, respectively)	$111,216,750		$240,086,019
Affiliated issuers (cost $582,656 and $3,388,964, respectively)	582,656		3,388,964
Interest and dividends receivable	1,378,557		3,214,892
Receivable for shares of beneficial interest sold	57,855		284,153
Receivable for investment securities sold	– 0	–	4,960,800
Unrealized appreciation on interest rate swaps	– 0	–	865,598

Total assets	113,235,818		252,800,426

Liabilities
Dividends payable	50,558		178,797
Payable for shares of beneficial interest redeemed	176,476		827,364
Distribution fee payable	39,178		88,491
Audit fee payable	38,804		38,804
Administrative fee payable	12,174		12,711
Transfer Agent fee payable	1,846		3,086
Advisory fee payable	79		65,369
Payable for investment securities purchased	– 0	–	4,658,980
Accrued expenses	27,656		36,726

Total liabilities	346,771		5,910,328

Net Assets	$112,889,047		$246,890,098

Composition of Net Assets
Shares of beneficial interest, at par	$111,649		$230,900
Additional paid-in capital	113,156,326		246,703,667
Distributions in excess of net investment income	(50,558)		(199,106)
Accumulated net realized gain (loss) on investment transactions	335,541		(3,214,812)
Net unrealized appreciation / (depreciation) on investments	(663,911)		3,369,449

	$112,889,047		$246,890,098

Net Asset Value Per Share—unlimited shares authorized, $.01 par value

Pennsylvania Portfolio	Net Assets	Shares Outstanding	Net Asset Value

Class A	$88,198,903	8,723,179	$10.11	*

Class B	$901,522	89,162	$10.11

Class C	$23,788,622	2,352,566	$10.11

Virginia Portfolio

Class A	$186,429,635	17,424,527	$10.70	*

Class B	$1,266,571	118,587	$10.68

Class C	$59,193,892	5,546,911	$10.67

*	The maximum offering price per share for Class A of Pennsylvania Portfolio and Virginia Portfolio were $10.42 and $11.03, respectively, which reflects a sales charge of 3.00%.

See notes to financial statements.

82	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Year Ended September 30, 2013

Arizona	Massachusetts
Investment Income
Interest	$7,416,804	$12,251,714
Dividends – Affiliated issuers	656	3,830

Total income	7,417,460	12,255,544

Expenses
Advisory fee (see Note B)	771,761	1,377,687
Distribution fee – Class A	406,205	695,733
Distribution fee – Class B	15,370	18,032
Distribution fee – Class C	345,638	724,386
Transfer agency – Class A	44,065	87,164
Transfer agency – Class B	511	692
Transfer agency – Class C	11,642	28,609
Custodian	93,284	114,685
Administrative	46,822	46,056
Audit	39,414	39,284
Legal	30,716	30,795
Printing	11,441	24,061
Trustees’ fees	7,356	7,355
Registration fees	3,269	8,044
Miscellaneous	11,766	19,557

Total expenses before interest expense	1,839,260	3,222,140
Interest expense	11,350	– 0	–

Total expenses	1,850,610	3,222,140
Less: expenses waived and reimbursed by the Adviser (see Note B)	(248,835)	(187,162)

Net expenses	1,601,775	3,034,978

Net investment income	5,815,685	9,220,566

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) on:
Investment transactions	(40,093)	(690,948)
Swaps	– 0	–	1,083,137
Net change in unrealized appreciation/depreciation of:
Investments	(10,659,743)	(20,031,894)
Swaps	– 0	–	(1,134,426)

Net loss on investment transactions	(10,699,836)	(20,774,131)

Net Decrease in Net Assets from Operations	$(4,884,151)	$(11,553,565)

See notes to financial statements.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	83

Statement of Operations

Michigan	Minnesota
Investment Income
Interest	$3,944,132	$4,064,615
Dividends – Affiliated issuers	975	1,243

Total income	3,945,107	4,065,858

Expenses
Advisory fee (see Note B)	424,385	477,490
Distribution fee – Class A	200,230	251,794
Distribution fee – Class B	7,288	1,797
Distribution fee – Class C	268,357	219,980
Transfer agency – Class A	39,916	40,497
Transfer agency – Class B	459	102
Transfer agency – Class C	17,292	10,972
Custodian	83,097	83,559
Administrative	47,179	46,275
Audit	39,338	39,339
Legal	30,796	30,786
Printing	11,838	11,529
Trustees’ fees	7,356	7,354
Registration fees	2,821	4,157
Miscellaneous	8,801	13,901

Total expenses before interest expense	1,189,153	1,239,532
Interest expense	6,926	– 0	–

Total expenses	1,196,079	1,239,532
Less: expenses waived and reimbursed by the Adviser (see Note B)	(109,710)	(124,739)

Net expenses	1,086,369	1,114,793

Net investment income	2,858,738	2,951,065

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) on:
Investment transactions	(1,067,780)	(201,122)
Swaps	961,276	137,789
Net change in unrealized appreciation/depreciation of:
Investments	(7,035,505)	(5,389,062)
Swaps	(980,369)	(129,662)

Net loss on investment transactions	(8,122,378)	(5,582,057)

Net Decrease in Net Assets from Operations	$(5,263,640)	$(2,630,992)

See notes to financial statements.

84	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Statement of Operations

New Jersey	Ohio
Investment Income
Interest	$6,781,449	$6,782,388
Dividends – Affiliated issuers	2,349	989

Total income	6,783,798	6,783,377

Expenses
Advisory fee (see Note B)	724,660	739,082
Distribution fee – Class A	368,505	358,503
Distribution fee – Class B	15,192	13,303
Distribution fee – Class C	366,814	434,089
Transfer agency – Class A	54,435	61,613
Transfer agency – Class B	704	709
Transfer agency – Class C	16,538	22,809
Custodian	92,316	94,964
Administrative	46,463	47,028
Audit	39,415	39,385
Legal	30,209	30,724
Printing	15,663	20,242
Trustees’ fees	7,326	7,354
Registration fees	2,983	2,690
Miscellaneous	15,784	11,303

Total expenses before interest expense	1,797,007	1,883,798
Interest expense	– 0	–	9,182

Total expenses	1,797,007	1,892,980
Less: expenses waived and reimbursed by the Adviser (see Note B)	(123,839)	(174,581)

Net expenses	1,673,168	1,718,399

Net investment income	5,110,630	5,064,978

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) on:
Investment transactions	(1,704,608)	(1,402,869)
Swaps	119,724	141,726
Net change in unrealized appreciation/depreciation of:
Investments	(9,183,973)	(10,401,544)
Swaps	(114,859)	(133,366)

Net loss on investment transactions	(10,883,716)	(11,796,053)

Net Decrease in Net Assets from Operations	$(5,773,086)	$(6,731,075)

See notes to financial statements.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	85

Statement of Operations

	Pennsylvania		Virginia
Investment Income
Interest	$5,351,528		$11,090,732
Dividends – Affiliated issuers	3,002		5,470

Total income	5,354,530		11,096,202

Expenses
Advisory fee (see Note B)	580,841		1,329,722
Distribution fee – Class A	300,972		668,751
Distribution fee – Class B	13,676		17,918
Distribution fee – Class C	273,840		707,850
Transfer agency – Class A	50,620		81,780
Transfer agency – Class B	1,000		696
Transfer agency – Class C	14,183		26,541
Custodian	87,419		114,310
Administrative	70,589		46,985
Audit	39,471		39,471
Legal	36,143		30,795
Printing	14,993		25,094
Trustees’ fees	7,340		7,354
Registration fees	2,626		3,539
Miscellaneous	11,280		19,393

Total expenses	1,504,993		3,120,199
Less: expenses waived and reimbursed by the Adviser (see Note B)	(117,372)		(327,068)

Net expenses	1,387,621		2,793,131

Net investment income	3,966,909		8,303,071

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) on:
Investment transactions	412,915		(3,214,134)
Swaps	– 0	–	255,858
Net change in unrealized appreciation/depreciation of:
Investments	(9,587,520)		(18,737,819)
Swaps	– 0	–	(286,994)

Net loss on investment transactions	(9,174,605)		(21,983,089)

Net Decrease in Net Assets from Operations	$(5,207,696)		$(13,680,018)

See notes to financial statements.

86	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Arizona
	Year Ended September 30, 2013	Year Ended September 30, 2012
Increase (Decrease) in Net Assets from Operations
Net investment income	$5,815,685	$6,394,330
Net realized gain (loss) on investment transactions	(40,093)	557,675
Net change in unrealized appreciation/depreciation of investments	(10,659,743)	6,464,960

Net increase (decrease) in net assets from operations	(4,884,151)	13,416,965
Dividends to Shareholders from
Net investment income
Class A	(4,789,192)	(5,271,483)
Class B	(43,569)	(66,026)
Class C	(982,924)	(1,042,795)
Transactions in Shares of Beneficial Interest
Net increase (decrease)	(19,293,603)	2,228,872

Total increase (decrease)	(29,993,439)	9,265,533
Net Assets
Beginning of period	178,164,927	168,899,394

End of period (including distributions in excess of net investment income of ($74,074) and ($158,398), respectively)	$148,171,488	$178,164,927

See notes to financial statements.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	87

Statement of Changes in Net Assets

	Massachusetts
	Year Ended September 30, 2013	Year Ended September 30, 2012
Increase (Decrease) in Net Assets from Operations
Net investment income	$9,220,566	$9,198,882
Net realized gain on investment transactions	392,189	1,662,473
Net change in unrealized appreciation/depreciation of investments	(21,166,320)	13,527,572

Net increase (decrease) in net assets from operations	(11,553,565)	24,388,927
Dividends and Distributions to Shareholders from
Net investment income
Class A	(7,732,378)	(7,810,542)
Class B	(47,653)	(75,982)
Class C	(1,916,098)	(1,808,646)
Net realized gain on investment transactions
Class A	(897,251)	– 0	–
Class B	(7,389)	– 0	–
Class C	(276,177)	– 0	–
Transactions in Shares of Beneficial Interest
Net increase (decrease)	(15,998,480)	14,610,039

Total increase (decrease)	(38,428,991)	29,303,796
Net Assets
Beginning of period	306,382,823	277,079,027

End of period (including distributions in excess of net investment income of ($160,610) and ($209,074), respectively)	$267,953,832	$306,382,823

See notes to financial statements.

88	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Statement of Changes in Net Assets

	Michigan
	Year Ended September 30, 2013	Year Ended September 30, 2012
Increase (Decrease) in Net Assets from Operations
Net investment income	$2,858,738	$3,318,602
Net realized gain (loss) on investment transactions	(106,504)	1,065,997
Net change in unrealized appreciation/depreciation of investments	(8,015,874)	1,449,361

Net increase (decrease) in net assets from operations	(5,263,640)	5,833,960
Dividends and Distributions to Shareholders from
Net investment income
Class A	(2,313,309)	(2,638,415)
Class B	(20,237)	(37,924)
Class C	(746,096)	(891,331)
Net realized gain on investment transactions
Class A	(586,507)	(32,712)
Class B	(7,572)	(672)
Class C	(229,724)	(13,719)
Transactions in Shares of Beneficial Interest
Net increase (decrease)	(20,575,883)	2,570,047

Total increase (decrease)	(29,742,968)	4,789,234
Net Assets
Beginning of period	101,095,012	96,305,778

End of period (including distributions in excess of net investment income of ($29,379) and ($152,087), respectively)	$71,352,044	$101,095,012

See notes to financial statements.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	89

Statement of Changes in Net Assets

	Minnesota
	Year Ended September 30, 2013	Year Ended September 30, 2012
Increase (Decrease) in Net Assets from Operations
Net investment income	$2,951,065	$3,491,444
Net realized gain (loss) on investment transactions	(63,333)	678,151
Net change in unrealized appreciation/depreciation of investments	(5,518,724)	3,353,242

Net increase (decrease) in net assets from operations	(2,630,992)	7,522,837
Dividends and Distributions to Shareholders from
Net investment income
Class A	(2,566,960)	(3,039,062)
Class B	(4,246)	(9,620)
Class C	(518,183)	(579,900)
Net realized gain on investment transactions
Class A	(285,535)	– 0	–
Class B	(646)	– 0	–
Class C	(74,685)	– 0	–
Transactions in Shares of Beneficial Interest
Net decrease	(10,181,532)	(4,201,496)

Total decrease	(16,262,779)	(307,241)
Net Assets
Beginning of period	107,676,052	107,983,293

End of period (including distributions in excess of net investment income of ($48,430) and ($100,094), respectively)	$91,413,273	$107,676,052

See notes to financial statements.

90	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Statement of Changes in Net Assets

	New Jersey
	Year Ended September 30, 2013	Year Ended September 30, 2012
Increase (Decrease) in Net Assets from Operations
Net investment income	$5,110,630	$5,513,563
Net realized gain (loss) on investment transactions	(1,584,884)	801,719
Net change in unrealized appreciation/depreciation of investments	(9,298,832)	7,263,892

Net increase (decrease) in net assets from operations	(5,773,086)	13,579,174
Dividends to Shareholders from
Net investment income
Class A	(4,195,798)	(4,466,976)
Class B	(40,926)	(76,445)
Class C	(994,496)	(1,089,031)
Transactions in Shares of Beneficial Interest
Net decrease	(4,394,903)	(1,349,542)

Total increase (decrease)	(15,399,209)	6,597,180
Net Assets
Beginning of period	162,271,557	155,674,377

End of period (including distributions in excess of net investment income of ($101,142) and ($160,711), respectively)	$146,872,348	$162,271,557

See notes to financial statements.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	91

Statement of Changes in Net Assets

	Ohio
	Year Ended September 30, 2013	Year Ended September 30, 2012
Increase (Decrease) in Net Assets from Operations
Net investment income	$5,064,978	$5,312,006
Net realized gain (loss) on investment transactions	(1,261,143)	925,042
Net change in unrealized appreciation/depreciation of investments	(10,534,910)	4,929,899

Net increase (decrease) in net assets from operations	(6,731,075)	11,166,947
Dividends to and Distributions Shareholders from
Net investment income
Class A	(4,016,063)	(4,122,642)
Class B	(35,315)	(69,732)
Class C	(1,155,877)	(1,260,689)
Net realized gain on investment transactions
Class A	(550,225)	– 0	–
Class B	(7,570)	– 0	–
Class C	(203,179)	– 0	–
Transactions in Shares of Beneficial Interest
Net increase (decrease)	(11,427,265)	9,677,783

Total increase (decrease)	(24,126,569)	15,391,667
Net Assets
Beginning of period	166,349,280	150,957,613

End of period (including distributions in excess of net investment income of ($91,762) and ($156,687), respectively)	$142,222,711	$166,349,280

See notes to financial statements.

92	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Statement of Changes in Net Assets

	Pennsylvania
	Year Ended September 30, 2013	Year Ended September 30, 2012
Increase (Decrease) in Net Assets from Operations
Net investment income	$3,966,909	$4,352,519
Net realized gain on investment transactions	412,915	1,134,455
Net change in unrealized appreciation/depreciation of investments	(9,587,520)	5,336,714

Net increase (decrease) in net assets from operations	(5,207,696)	10,823,688
Dividends and Distributions to Shareholders from
Net investment income
Class A	(3,239,716)	(3,536,878)
Class B	(34,350)	(64,805)
Class C	(692,843)	(750,836)
Net realized gain on investment transactions
Class A	(885,298)	(78,748)
Class B	(13,485)	(2,338)
Class C	(244,972)	(20,562)
Transactions in Shares of Beneficial Interest
Net decrease	(12,091,272)	(1,360,367)

Total increase (decrease)	(22,409,632)	5,009,154
Net Assets
Beginning of period	135,298,679	130,289,525

End of period (including distributions in excess of net investment income of ($50,558) and ($111,836), respectively)	$112,889,047	$135,298,679

See notes to financial statements.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	93

Statement of Changes in Net Assets

	Virginia
	Year Ended September 30, 2013	Year Ended September 30, 2012
Increase (Decrease) in Net Assets from Operations
Net investment income	$8,303,071	$8,647,954
Net realized gain (loss) on investment transactions	(2,958,276)	2,898,534
Net change in unrealized appreciation/depreciation of investments	(19,024,813)	10,980,373

Net increase (decrease) in net assets from operations	(13,680,018)	22,526,861
Dividends and Distributions to Shareholders from
Net investment income
Class A	(6,835,735)	(7,033,676)
Class B	(42,342)	(70,320)
Class C	(1,682,113)	(1,798,941)
Net realized gain on investment transactions
Class A	(1,835,070)	(1,003,999)
Class B	(16,131)	(14,660)
Class C	(583,634)	(324,756)
Transactions in Shares of Beneficial Interest
Net increase (decrease)	(31,936,931)	37,719,410

Total increase (decrease)	(56,611,974)	49,999,919
Net Assets
Beginning of period	303,502,072	253,502,153

End of period (including distributions in excess of net investment income of ($199,106) and ($19,048), respectively)	$246,890,098	$303,502,072

See notes to financial statements.

94	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

September 30, 2013

NOTE A

Significant Accounting Policies

AllianceBernstein Municipal Income Fund II (the “Fund”) which is a Massachusetts Business Trust, is registered under the Investment Company Act of 1940, as a diversified, open-end management investment company. The Fund operates as a series company currently comprised of eight portfolios: Arizona Portfolio, Massachusetts Portfolio, Michigan Portfolio, Minnesota Portfolio, New Jersey Portfolio, Ohio Portfolio, Pennsylvania Portfolio and Virginia Portfolio (the “Portfolios”). Each series is considered to be a separate entity for financial reporting and tax purposes. Each Portfolio offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge of up to 3% for purchases up to $500,000; purchases of $500,000 or more are not subject to a sales charge. With respect to purchases of $500,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 3% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Portfolio to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AllianceBernstein Mutual Fund, (ii) for purposes of dividend reinvestment, (iii) through the Portfolios’ Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares six years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. All three classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolios.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Trustees (the “Board”).

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	95

Notes to Financial Statements

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investments in money market funds are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolios may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolios value their securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolios would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value,

96	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Notes to Financial Statements

and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolios. Unobservable inputs reflect the Portfolios’ own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolios’ own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which is then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	97

Notes to Financial Statements

The following tables summarize the valuation of the Portfolios’ investments by the above fair value hierarchy levels as of September 30, 2013:

Arizona Portfolio
Investments in Securities:	Level 1			Level 2		Level 3		Total
Assets:
Long-Term Municipal Bonds	$	– 0	–	$134,054,833		$12,894,560		$146,949,393

Total Investments in Securities		– 0	–	134,054,833		12,894,560		146,949,393
Other Financial Instruments*		– 0	–	– 0	–	– 0	–	– 0	–

Total+	$	– 0	–	$134,054,833		$12,894,560		$146,949,393

Massachusetts Portfolio
Investments in Securities:	Level 1			Level 2		Level 3		Total
Assets:
Long-Term Municipal Bonds	$	– 0	–	$246,268,352		$8,916,723		$255,185,075
Short-Term Investments		7,752,980		– 0	–	– 0	–	7,752,980

Total Investments in Securities		7,752,980		246,268,352		8,916,723		262,938,055
Other Financial Instruments* :
Assets:
Interest Rate Swaps		– 0	–	989,255		– 0	–	989,255
Liabilities		– 0	–	– 0	–	– 0	–	– 0	–

Total+		$7,752,980		$247,257,607		$8,916,723		$263,927,310

Michigan Portfolio
Investments in Securities:	Level 1			Level 2		Level 3		Total
Assets:
Long-Term Municipal Bonds	$	– 0	–	$64,654,346		$5,565,705		$70,220,051
Short-Term Investments		201,592		– 0	–	– 0	–	201,592

Total Investments in Securities		201,592		64,654,346		5,565,705		70,421,643
Other Financial Instruments*		– 0	–	– 0	–	– 0	–	– 0	–

Total+		$201,592		$64,654,346		$5,565,705		$70,421,643

98	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Notes to Financial Statements

Minnesota Portfolio
Investments in Securities:	Level 1			Level 2		Level 3		Total
Assets:
Long-Term Municipal Bonds	$	– 0	–	$89,926,224		$ – 0	–	$89,926,224
Short-Term Investments		149,059		– 0	–	– 0	–	149,059

Total Investments in Securities		149,059		89,926,224		– 0	–	90,075,283
Other Financial Instruments* :
Assets:
Interest Rate Swaps		– 0	–	381,881		– 0	–	381,881
Liabilities:		– 0	–	– 0	–	– 0	–	– 0	–

Total+		$149,059		$90,308,105		$ – 0	–	$90,457,164

New Jersey Portfolio
Investments in Securities:	Level 1			Level 2		Level 3		Total
Assets:
Long-Term Municipal Bonds	$	– 0	–	$138,859,568		$5,891,416		$144,750,984

Total Investments in Securities		– 0	–	138,859,568		5,891,416		144,750,984
Other Financial Instruments* :
Assets:
Interest Rate Swaps		– 0	–	354,738		– 0	–	354,738
Liabilities		– 0	–	– 0	–	– 0	–	– 0	–

Total+	$	– 0	–	$139,214,306		$5,891,416		$145,105,722

Ohio Portfolio
Investments in Securities:	Level 1			Level 2		Level 3		Total
Assets:
Long-Term Municipal Bonds	$	– 0	–	$128,770,973		$11,276,765		$140,047,738
Short-Term Investments		77,434		– 0	–	– 0	–	77,434

Total Investments in Securities		77,434		128,770,973		11,276,765		140,125,172
Other Financial Instruments*:
Assets:
Interest Rate Swaps		– 0	–	392,792		– 0	–	392,792
Liabilities		– 0	–	– 0	–	– 0	–	– 0	–

Total+		$77,434		$129,163,765		$11,276,765		$140,517,964

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	99

Notes to Financial Statements

Pennsylvania Portfolio
Investments in Securities:	Level 1			Level 2		Level 3		Total
Assets:
Long-Term Municipal Bonds	$	– 0	–	$103,649,704		$7,567,046		$111,216,750
Short-Term Investments		582,656		– 0	–	– 0	–	582,656

Total Investments in Securities		582,656		103,649,704		7,567,046		111,799,406
Other Financial Instruments*		– 0	–	– 0	–	– 0	–	– 0	–

Total+		$582,656		$103,649,704		$7,567,046		$111,799,406

Virginia Portfolio
Investments in Securities:	Level 1			Level 2		Level 3		Total
Assets:
Long-Term Municipal Bonds	$	– 0	–	$233,503,946		$6,582,073		$240,086,019
Short-Term Investments		3,388,964		– 0	–	– 0	–	3,388,964

Total Investments in Securities		3,388,964		233,503,946		6,582,073		243,474,983
Other Financial Instruments* :
Assets:
Interest Rate Swaps		– 0	–	865,598		– 0	–	865,598
Liabilities		– 0	–	– 0	–	– 0	–	– 0	–

Total+		$3,388,964		$234,369,544		$6,582,073		$244,340,581

*	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument.

+	There were no transfers between Level 1 and Level 2 during the reporting period.

The Portfolios recognize all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

100	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Notes to Financial Statements

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

Arizona Portfolio	Long-Term Municipal Bonds		Total
Balance as of 9/30/12	$15,412,778		$15,412,778
Accrued discounts/(premiums)	8,672		8,672
Realized gain (loss)	4,483		4,483
Change in unrealized appreciation/depreciation	(201,283)		(201,283)
Purchases	– 0	–	– 0	–
Sales	(2,330,090)		(2,330,090)
Transfers in to Level 3	– 0	–	– 0	–
Transfers out of Level 3	– 0	–	– 0	–

Balance as of 9/30/13	$12,894,560		$12,894,560

Net change in unrealized appreciation/ depreciation from Investments held as of 9/30/13*	$(239,036)		$(239,036)

Massachusetts Portfolio	Long-Term Municipal Bonds		Interest Rate Swaps			Total
Balance as of 9/30/12	$5,089,507			$2,123,681		$7,213,188
Accrued discounts/(premiums)	(853)			– 0	–	(853)
Realized gain (loss)	2,468			– 0	–	2,468
Change in unrealized appreciation/depreciation	319,219			– 0	–	319,219
Purchases	4,795,382			– 0	–	4,795,382
Sales	(1,289,000)			– 0	–	(1,289,000)
Transfers in to Level 3	– 0	–		– 0	–	– 0	–
Transfers out of Level 3	– 0	–		(2,123,681)		(2,123,681)

Balance as of 9/30/13++	$8,916,723		$	– 0	–	$8,916,723

Net change in unrealized appreciation/depreciation from Investments held as of 9/30/13*	$290,276		$	– 0	–	$290,276

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	101

Notes to Financial Statements

Michigan Portfolio	Long-Term Municipal Bonds			Interest Rate Swaps			Total
Balance as of 9/30/12		$5,328,356			$980,369			$6,308,725
Accrued discounts/(premiums)		7,595			– 0	–		7,595
Realized gain (loss)		1,675			961,276			962,951
Change in unrealized appreciation/depreciation		(284,516)			(980,369)			(1,264,885)
Purchases		621,595			– 0	–		621,595
Sales		(109,000)			– 0	–		(109,000)
Settlements		– 0	–		(961,276)			(961,276)
Transfers in to Level 3		– 0	–		– 0	–		– 0	–
Transfers out of Level 3		– 0	–		– 0	–		– 0	–

Balance as of 9/30/13		$5,565,705		$	– 0	–		$5,565,705

Net change in unrealized appreciation/depreciation from Investments held as of 9/30/13*		$(284,516)		$	– 0	–		$(284,516)

Minnesota Portfolio	Long-Term Municipal Bonds			Interest Rate Swaps			Total
Balance as of 9/30/12		$951,028			$511,543			$1,462,571
Accrued discounts/(premiums)		3			– 0	–		3
Realized gain (loss)		33,414			– 0	–		33,414
Change in unrealized appreciation/depreciation		(81,610)			– 0	–		(81,610)
Purchases		– 0	–		– 0	–		– 0	–
Sales		(902,835)			– 0	–		(902,835)
Transfers in to Level 3		– 0	–		– 0	–		– 0	–
Transfers out of Level 3		– 0	–		(511,543)			(511,543)

Balance as of 9/30/13++	$	– 0	–	$	– 0	–	$	– 0	–

Net change in unrealized appreciation/depreciation from Investments held as of 9/30/13*	$	– 0	–	$	– 0	–	$	– 0	–

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Notes to Financial Statements

New Jersey Portfolio	Long-Term Municipal Bonds		Interest Rate Swaps			Total
Balance as of 9/30/12	$12,008,485			$469,597		$12,478,082
Accrued discounts/(premiums)	(5,959)			– 0	–	(5,959)
Realized gain (loss)	76,370			– 0	–	76,370
Change in unrealized appreciation/depreciation	(545,480)			– 0	–	(545,480)
Purchases	– 0	–		– 0	–	– 0	–
Sales	(5,642,000)			– 0	–	(5,642,000)
Transfers in to Level 3	– 0	–		– 0	–	– 0	–
Transfers out of Level 3	– 0	–		(469,597)		(469,597)

Balance as of 9/30/13++	$5,891,416		$	– 0	–	$5,891,416

Net change in unrealized appreciation/depreciation from Investments held as of 9/30/13*	$(528,213)		$	– 0	–	$(528,213)

Ohio Portfolio	Long-Term Municipal Bonds		Interest Rate Swaps			Total
Balance as of 9/30/12	$16,118,480			$526,158		$16,644,638
Accrued discounts/(premiums)	(13,402)			– 0	–	(13,402)
Realized gain (loss)	127,993			– 0	–	127,993
Change in unrealized appreciation/depreciation	(868,566)			– 0	–	(868,566)
Purchases	1,218,660			– 0	–	1,218,660
Sales	(5,306,400)			– 0	–	(5,306,400)
Transfers in to Level 3	– 0	–		– 0	–	– 0	–
Transfers out of Level 3	– 0	–		(526,158)		(526,158)

Balance as of 9/30/13++	$11,276,765		$	– 0	–	$11,276,765

Net change in unrealized appreciation/depreciation from Investments held as of 9/30/13*	$(678,475)		$	– 0	–	$(678,475)

Pennsylvania Portfolio	Long-Term Municipal Bonds		Total
Balance as of 9/30/12	$11,125,498		$11,125,498
Accrued discounts/(premiums)	10,874		10,874
Realized gain (loss)	476,319		476,319
Change in unrealized appreciation/depreciation	(1,055,048)		(1,055,048)
Purchases	– 0	–	– 0	–
Sales	(3,155,000)		(3,155,000)
Transfers in to Level 3	164,403		164,403
Transfers out of Level 3	– 0	–	– 0	–

Balance as of 9/30/13++	$7,567,046		$7,567,046

Net change in unrealized appreciation/depreciation from Investments held as of 9/30/13*	$(575,142)		$(575,142)

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	103

Notes to Financial Statements

Virginia Portfolio	Long-Term Municipal Bonds		Interest Rate Swaps			Total
Balance as of 9/30/12	$11,837,665			$1,152,592		$12,990,257
Accrued discounts/(premiums)	9,175			– 0	–	9,175
Realized gain (loss)	82,028			– 0	–	82,028
Change in unrealized appreciation/depreciation	(733,785)			– 0	–	(733,785)
Purchases	4,050,790			– 0	–	4,050,790
Sales	(8,663,800)			– 0	–	(8,663,800)
Transfers in to Level 3	– 0	–		– 0	–	– 0	–
Transfers out of Level 3	– 0	–		(1,152,592)		(1,152,592)

Balance as of 9/30/13++	$6,582,073		$	– 0	–	$6,582,073

Net change in unrealized appreciation/depreciation from Investments held as of 9/30/13*	$(734,199)		$	– 0	–	$(734,199)

++	There were de minimis transfers under 1% of net assets during the reporting period.

*	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments in the accompanying statement of operations.

The following presents information about significant unobservable inputs related to the Portfolios with material categories of Level 3 investments at September 30, 2013:

Arizona Portfolio

Quantitative Information about Level 3 Fair Value Measurements
	Fair Value at 9/30/13	Valuation Technique	Unobservable Input	Range/ Weighted Average
Long-Term Municipal Bonds	$12,894,560	Third Party Vendor	Evaluated Quotes	$ $	90.21-$100.89/ 98.54

Massachusetts Portfolio

Quantitative Information about Level 3 Fair Value Measurements
	Fair Value at 9/30/13	Valuation Technique	Unobservable Input	Range/ Weighted Average
Long-Term Municipal Bonds	$8,916,723	Third Party Vendor	Evaluated Quotes	$ $	82.58-$111.67/ 103.09

Michigan Portfolio

Quantitative Information about Level 3 Fair Value Measurements
	Fair Value at 9/30/13	Valuation Technique	Unobservable Input	Range/ Weighted Average
Long-Term Municipal Bonds	$5,565,705	Third Party Vendor	Evaluated Quotes	$ $	81.34-$102.34/ 94.48

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Notes to Financial Statements

New Jersey Portfolio

Quantitative Information about Level 3 Fair Value Measurements
	Fair Value at 9/30/13	Valuation Technique	Unobservable Input	Range/ Weighted Average
Long-Term Municipal Bonds	$5,891,416	Third Party Vendor	Evaluated Quotes	$ $	73.55-$119.82/ 100.72

Ohio Portfolio

Quantitative Information about Level 3 Fair Value Measurements
	Fair Value at 9/30/13	Valuation Technique	Unobservable Input	Range/ Weighted Average
Long-Term Municipal Bonds	$11,276,765	Third Party Vendor	Evaluated Quotes	$ $	73.55-$120.83/ 96.07

Pennsylvania Portfolio

Quantitative Information about Level 3 Fair Value Measurements
	Fair Value at 9/30/13	Valuation Technique	Unobservable Input	Range/ Weighted Average
Long-Term Municipal Bonds	$7,567,046	Third Party Vendor	Evaluated Quotes	$ $	75.52-$119.21/ 93.49

Virginia Portfolio

Quantitative Information about Level 3 Fair Value Measurements
	Fair Value at 9/30/13	Valuation Technique	Unobservable Input	Range/ Weighted Average
Long-Term Municipal Bonds	$6,582,073	Third Party Vendor	Evaluated Quotes	$ $	62.49-$110.19/ 88.92

The Adviser has established a Valuation Committee (the “Committee”) which is responsible for overseeing the pricing and valuation of all securities held in the Portfolio. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	105

Notes to Financial Statements

enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and process at vendors, 2) daily compare of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Taxes

It is each Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolios’ tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolios’ financial statements.

4. Investment Income and Investment Transactions

Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Each Portfolio may buy and sell securities from other affiliated funds in accordance with the requirements of Rule 17a-7 of the Investment Company Act of 1940. Each Portfolio has adopted procedures to ensure that all such transactions are done in accordance with the requirements of Rule 17a-7. Investment gains and losses are determined on the identified cost basis. The Portfolios amortize premiums and accrete original issue discount and market discount as adjustments to interest income.

5. Class Allocations

All income earned and expenses incurred by the Portfolios are borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in each Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each Portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

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Notes to Financial Statements

6. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, each Portfolio pays the Adviser an advisory fee at an annual rate of .45% of the first $2.5 billion, ..40% of the next $2.5 billion and .35% in excess of $5 billion, of each Portfolio’s average daily net assets. Such fee is accrued daily and paid monthly.

The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit the total portfolio operating expenses as a percentage of daily average net assets on an annual basis (the “Expense Caps”) as follows:

	Prior to February 1, 2013
Portfolio	Class A	Class B	Class C
Arizona	.78%	1.48%	1.48%
Massachusetts	.82%	1.52%	1.52%
Michigan	1.01%	1.71%	1.71%
Minnesota	.90%	1.60%	1.60%
New Jersey	.87%	1.57%	1.57%
Ohio	.85%	1.55%	1.55%
Pennsylvania	.95%	1.65%	1.65%
Virginia	.72%	1.42%	1.42%

	Effective February 1, 2013
Portfolio	Class A	Class B	Class C
Arizona	.78%	1.48%	1.48%
Massachusetts	.82%	1.52%	1.52%
Michigan	.90%	1.60%	1.60%
Minnesota	.90%	1.60%	1.60%
New Jersey	.87%	1.57%	1.57%
Ohio	.85%	1.55%	1.55%
Pennsylvania	.90%	1.60%	1.60%
Virginia	.80%	1.50%	1.50%

The Expense Caps will extend through January 31, 2014 and then may be extended by the Adviser for an additional one year term. For the year ended September 30, 2013, such waiver/reimbursement amounted to $248,835, $187,162, $109,710, $124,739, $123,839, $174,581, $117,372 and $327,068 for Arizona, Massachusetts, Michigan, Minnesota, New Jersey, Ohio, Pennsylvania and Virginia Portfolios, respectively.

Pursuant to the investment advisory agreement, each Portfolio may reimburse the Adviser for certain legal and accounting services provided to each Portfolio by the Adviser. For the year ended September 30, 2013, the reimbursement for such services amounted to $46,822, $46,056, $47,179, $46,275, $46,463,

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Notes to Financial Statements

$47,028, $70,589 and $46,985 for Arizona, Massachusetts, Michigan, Minnesota, New Jersey, Ohio, Pennsylvania and Virginia Portfolios, respectively.

The Portfolios compensate AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolios. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. For the year ended September 30, 2013, such compensation retained by ABIS amounted to: $19,354, $39,786, $25,188, $20,189, $28,668, $26,748, $27,544 and $36,635 for Arizona, Massachusetts, Michigan, Minnesota, New Jersey, Ohio, Pennsylvania and Virginia Portfolios, respectively.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Portfolios’ shares. The Distributor has advised the Portfolios that it has retained front-end sales charges from the sale of Class A shares and received contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares for each Portfolio for the year ended September 30, 2013 as follows:

	Front-End Sales Charges		Contingent Deferred Sales Charges
Portfolio	Class A		Class A			Class B		Class C
Arizona	$110		$	– 0	–	$538		$3,477
Massachusetts	138			25,337		1		14,094
Michigan	– 0	–		– 0	–	22		3,063
Minnesota	161			2,270		– 0	–	7,984
New Jersey	– 0	–		63		59		2,473
Ohio	260			– 0	–	– 0	–	4,420
Pennsylvania	78			9,305		54		4,706
Virginia	588			31,492		138		9,759

The Portfolios may invest in the AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Portfolios’ transactions in shares of the Government STIF Portfolio for the year ended September 30, 2013 is as follows:

Portfolio	Market Value September 30, 2012 (000)		Purchases at Cost (000)	Sales Proceeds (000)	Market Value September 30, 2013 (000)			Dividend Income (000)
Arizona	$3,191		$18,550	$21,741	$	– 0	–	$1
Massachusetts	2,422		59,102	53,771		7,753		4
Michigan	– 0	–	25,385	25,183		202		1
Minnesota	141		22,050	22,042		149		1
New Jersey	6,376		29,474	35,850		– 0	–	2
Ohio	– 0	–	25,948	25,871		77		1
Pennsylvania	4,518		31,820	35,755		583		3
Virginia	2,497		57,158	56,266		3,389		5

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Notes to Financial Statements

NOTE C

Distribution Services Agreement

The Portfolios have adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Portfolios pay distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Portfolios’ average daily net assets attributable to Class A shares and 1% of the Portfolios’ average daily net assets attributable to both Class B and Class C shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Portfolios’ operations, the distributor has incurred expenses in excess of the distribution costs reimbursed by each Portfolio as follows:

Portfolio	Class B	Class C
Arizona	$3,387,042	$2,093,564
Massachusetts	3,338,029	3,778,887
Michigan	3,157,133	,4,461,477
Minnesota	2,640,076	2,778,892
New Jersey	5,246,766	3,654,142
Ohio	4,275,088	3,917,205
Pennsylvania	3,524,624	3,480,332
Virginia	3,544,117	3,129,887

While such costs may be recovered from the Portfolios in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Portfolios’ shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments and U.S. government securities) for the year ended September 30, 2013, were as follows:

Portfolio	Purchases	Sales
Arizona	$40,051,094	$56,794,724
Massachusetts	57,682,613	77,702,525
Michigan	26,086,500	46,756,523
Minnesota	17,471,670	29,336,957
New Jersey	48,402,875	46,587,822
Ohio	42,861,018	53,368,545
Pennsylvania	22,005,658	34,342,930
Virginia	46,822,866	79,840,812

There were no purchases or sales of U.S. government and government agency obligations for the year ended September 30, 2013.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	109

Notes to Financial Statements

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding swap transactions) are as follows:

		Gross Unrealized		Net Unrealized Appreciation/ (Depreciation)
Portfolio	Cost	Appreciation	(Depreciation)
Arizona	$147,488,732	$3,968,368	$(4,507,707)	$(539,339)
Massachusetts	256,369,111	11,254,579	(4,685,635)	6,568,944
Michigan	72,934,564	1,018,015	(3,530,936)	(2,512,921)
Minnesota	87,589,132	3,584,029	(1,097,878)	2,486,151
New Jersey	141,533,695	6,497,478	(3,280,189)	3,217,289
Ohio	140,848,230	3,985,086	(4,708,144)	(723,058)
Pennsylvania	112,463,317	2,657,712	(3,321,623)	(663,911)
Virginia	240,971,132	7,904,688	(5,400,837)	2,503,851

1. Derivative Financial Instruments

Each Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal type of derivatives utilized by the Portfolios, as well as the methods in which they may be used are:

•	Swaps

Each Portfolio may enter into swaps to hedge their exposure to interest rates, credit risk, or currencies and for other purposes discussed below. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Portfolio in accordance with the terms of the respective swaps to provide value and recourse to the Portfolio or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolio accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized

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Notes to Financial Statements

appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received are recognized at cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in the net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Interest Rate Swaps:

Each Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Portfolio may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, each Portfolio may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments).

During the year ended September 30, 2013, the Massachusetts, Michigan, Minnesota, New Jersey, Ohio and Virginia Portfolios held interest rate swaps for hedging purposes.

Documentation governing the Portfolios’ OTC derivatives may contain provisions for early termination of such transaction in the event the net assets of the Portfolio decline below specific levels set forth in the documentation (“net asset contingent features”). If these levels are triggered, the Portfolios’ counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. As of September 30, 2013, none of the Portfolios had OTC derivatives with contingent features in net liability positions.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	111

Notes to Financial Statements

At September 30, 2013, the Portfolios had entered into the following derivatives:

Massachusetts Portfolio
	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Unrealized appreciation on interest rate swaps	$989,255

Total		$989,255

The effect of derivative instruments on the statement of operations for the year ended September 30, 2013:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$1,083,137	$(1,134,426)

Total		$1,083,137	$(1,134,426)

Michigan Portfolio

The effect of derivative instruments on the statement of operations for the year ended September 30, 2013:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$961,276	$(980,369)

Total		$961,276	$(980,369)

112	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Notes to Financial Statements

Minnesota Portfolio
	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Unrealized appreciation on interest rate swaps	$381,881

Total		$381,881

The effect of derivative instruments on the statement of operations for the year ended September 30, 2013:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$137,789	$(129,662)

Total		$137,789	$(129,662)

New Jersey Portfolio
	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Unrealized appreciation on interest rate swaps	$354,738

Total		$354,738

The effect of derivative instruments on the statement of operations for the year ended September 30, 2013:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$119,724	$(114,859)

Total		$119,724	$(114,859)

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	113

Notes to Financial Statements

Ohio Portfolio
	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Unrealized appreciation on interest rate swaps	$392,792

Total		$392,792

The effect of derivative instruments on the statement of operations for the year ended September 30, 2013:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$141,726	$(133,366)

Total		$141,726	$(133,366)

Virginia Portfolio
	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Unrealized appreciation on interest rate swaps	$865,598

Total		$865,598

The effect of derivative instruments on the statement of operations for the year ended September 30, 2013:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$255,858	$(286,994)

Total		$255,858	$(286,994)

114	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Notes to Financial Statements

The following tables represent the volume of the Portfolios’ derivative transactions during the year ended September 30, 2013:

Massachusetts Portfolio
Interest Rate Swaps:
Average notional amount	$12,315,385

Michigan Portfolio
Interest Rate Swaps:
Average notional amount	$6,200,000	(a)

(a) Positions were open for ten months during the year.

Minnesota Portfolio
Interest Rate Swaps:
Average notional amount	$3,500,000

New Jersey Portfolio
Interest Rate Swaps:
Average notional amount	$3,000,000

Ohio Portfolio
Interest Rate Swaps:
Average notional amount	$3,600,000

Virginia Portfolio
Interest Rate Swaps:
Average notional amount	$7,000,000

NOTE E

Shares of Beneficial Interest

Transactions in shares of beneficial interest for each Portfolio were as follows:

	Arizona Portfolio
	Shares		Amount
	Year Ended September 30, 2013	Year Ended September 30, 2012	Year Ended September 30, 2013	Year Ended September 30, 2012

Class A
Shares sold	1,188,942	1,292,003	$13,490,387	$14,504,964

Shares issued in reinvestment of dividends	233,895	307,372	2,615,961	3,436,470

Shares converted from Class B	74,761	39,436	823,197	439,639

Shares redeemed	(2,885,294)	(1,580,146)	(31,889,902)	(17,687,632)

Net increase (decrease)	(1,387,696)	58,665	$(14,960,357)	$693,441

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	115

Notes to Financial Statements

	Arizona Portfolio
	Shares		Amount
	Year Ended September 30, 2013	Year Ended September 30, 2012	Year Ended September 30, 2013	Year Ended September 30, 2012

Class B
Shares sold	265	2,673	$2,967	$30,098

Shares issued in reinvestment of dividends	1,593	4,029	17,870	44,862

Shares converted to Class A	(74,879)	(39,500)	(823,197)	(439,639)

Shares redeemed	(24,830)	(10,590)	(272,310)	(118,299)

Net decrease	(97,851)	(43,388)	$(1,074,670)	$(482,978)

Class C
Shares sold	365,747	462,437	$4,117,392	$5,201,900

Shares issued in reinvestment of dividends	55,193	61,757	615,886	689,925

Shares redeemed	(724,508)	(347,320)	(7,991,854)	(3,873,416)

Net increase (decrease)	(303,568)	176,874	$(3,258,576)	$2,018,409

	Massachusetts Portfolio
	Shares		Amount
	Year Ended September 30, 2013	Year Ended September 30, 2012	Year Ended September 30, 2013	Year Ended September 30, 2012

Class A
Shares sold	3,914,666	3,589,992	$45,828,980	$41,837,578

Shares issued in reinvestment of dividends and distributions	387,628	312,095	4,496,991	3,618,401

Shares converted from Class B	40,222	82,505	466,860	956,243

Shares redeemed	(5,685,750)	(3,402,192)	(64,855,798)	(39,462,715)

Net increase (decrease)	(1,343,234)	582,400	$(14,062,967)	$6,949,507

Class B
Shares sold	2,370	3,964	$28,336	$46,358

Shares issued in reinvestment of dividends and distributions	2,632	4,176	30,540	48,152

Shares converted to Class A	(40,294)	(82,684)	(466,860)	(956,243)

Shares redeemed	(23,008)	(11,999)	(268,361)	(139,057)

Net decrease	(58,300)	(86,543)	$(676,345)	$(1,000,790)

116	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Notes to Financial Statements

	Massachusetts Portfolio
	Shares		Amount
	Year Ended September 30, 2013	Year Ended September 30, 2012	Year Ended September 30, 2013	Year Ended September 30, 2012

Class C
Shares sold	1,149,243	1,223,020	$13,494,846	$14,221,401

Shares issued in reinvestment of dividends and distributions	147,143	117,074	1,705,626	1,354,904

Shares redeemed	(1,447,850)	(596,443)	(16,459,640)	(6,914,983)

Net increase (decrease)	(151,464)	743,651	$(1,259,168)	$8,661,322

	Michigan Portfolio
	Shares		Amount
	Year Ended September 30, 2013	Year Ended September 30, 2012	Year Ended September 30, 2013	Year Ended September 30, 2012

Class A
Shares sold	978,540	1,194,639	$10,600,549	$12,978,758

Shares issued in reinvestment of dividends and distributions	181,599	165,662	1,946,328	1,800,008

Shares converted from Class B	39,457	24,298	423,211	264,979

Shares redeemed	(2,796,780)	(1,029,170)	(29,188,908)	(11,209,301)

Net increase (decrease)	(1,597,184)	355,429	$(16,218,820)	$3,834,444

Class B
Shares sold	1,293	3,191	$13,718	$34,692

Shares issued in reinvestment of dividends and distributions	2,462	3,291	26,440	35,658

Shares converted to Class A	(39,531)	(24,343)	(423,211)	(264,979)

Shares redeemed	(10,528)	(26,627)	(107,843)	(288,901)

Net decrease	(46,304)	(44,488)	$(490,896)	$(483,530)

Class C
Shares sold	267,702	223,934	$2,888,217	$2,430,421

Shares issued in reinvestment of dividends and distributions	67,307	62,074	719,815	673,358

Shares redeemed	(715,855)	(357,968)	(7,474,199)	(3,884,646)

Net decrease	(380,846)	(71,960)	$(3,866,167)	$(780,867)

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	117

Notes to Financial Statements

	Minnesota Portfolio
	Shares		Amount
	Year Ended September 30, 2013	Year Ended September 30, 2012	Year Ended September 30, 2013	Year Ended September 30, 2012

Class A
Shares sold	1,223,236	1,356,294	$13,002,342	$14,321,574

Shares issued in reinvestment of dividends and distributions	183,756	169,172	1,933,168	1,782,723

Shares converted from Class B	5,508	12,937	56,149	137,906

Shares redeemed	(2,215,497)	(1,983,100)	(22,991,123)	(21,048,638)

Net decrease	(802,997)	(444,697)	$(7,999,464)	$(4,806,435)

Class B
Shares sold	31	35	$330	$369

Shares issued in reinvestment of dividends and distributions	369	560	3,882	5,880

Shares converted to Class A	(5,508)	(12,940)	(56,149)	(137,906)

Shares redeemed	(501)	(11,848)	(5,359)	(125,002)

Net decrease	(5,609)	(24,193)	$(57,296)	$(256,659)

Class C
Shares sold	333,610	380,215	$3,534,159	$4,024,872

Shares issued in reinvestment of dividends and distributions	40,859	40,577	430,478	427,937

Shares redeemed	(586,237)	(340,388)	(6,089,409)	(3,591,211)

Net increase (decrease)	(211,768)	80,404	$(2,124,772)	$861,598

	New Jersey Portfolio
	Shares		Amount
	Year Ended September 30, 2013	Year Ended September 30, 2012	Year Ended September 30, 2013	Year Ended September 30, 2012

Class A
Shares sold	2,126,030	1,244,145	$21,339,762	$12,489,077

Shares issued in reinvestment of dividends	204,166	220,541	2,034,453	2,197,433

Shares converted from Class B	78,288	88,941	786,292	886,302

Shares redeemed	(2,567,219)	(1,752,206)	(25,351,737)	(17,388,359)

Net decrease	(158,735)	(198,579)	$(1,191,230)	$(1,815,547)

118	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Notes to Financial Statements

	New Jersey Portfolio
	Shares		Amount
	Year Ended September 30, 2013	Year Ended September 30, 2012	Year Ended September 30, 2013	Year Ended September 30, 2012

Class B
Shares sold	1,567	14,373	$15,741	$142,956

Shares issued in reinvestment of dividends	2,790	5,098	27,948	50,661

Shares converted to Class A	(78,281)	(88,921)	(786,292)	(886,302)

Shares redeemed	(18,947)	(42,248)	(189,401)	(419,807)

Net decrease	(92,871)	(111,698)	$(932,004)	$(1,112,492)

Class C
Shares sold	467,610	423,393	$4,738,099	$4,250,868

Shares issued in reinvestment of dividends	69,028	78,471	688,190	782,374

Shares redeemed	(774,695)	(347,429)	(7,697,958)	(3,454,745)

Net increase (decrease)	(238,057)	154,435	$(2,271,669)	$1,578,497

	Ohio Portfolio
	Shares		Amount
	Year Ended September 30, 2013	Year Ended September 30, 2012	Year Ended September 30, 2013	Year Ended September 30, 2012

Class A
Shares sold	1,883,637	2,307,218	$19,679,304	$24,058,739

Shares issued in reinvestment of dividends and distributions	273,349	265,205	2,824,080	2,755,959

Shares converted from Class B	60,864	116,248	631,943	1,205,512

Shares redeemed	(3,054,091)	(1,716,374)	(30,953,383)	(17,883,799)

Net increase (decrease)	(836,241)	972,297	$(7,818,056)	$10,136,411

Class B
Shares sold	2,382	2,981	$25,172	$30,940

Shares issued in reinvestment of dividends and distributions	3,439	5,287	35,673	54,731

Shares converted to Class A	(60,930)	(116,365)	(631,943)	(1,205,512)

Shares redeemed	(35,573)	(20,815)	(365,061)	(214,479)

Net decrease	(90,682)	(128,912)	$(936,159)	$(1,334,320)

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	119

Notes to Financial Statements

	Ohio Portfolio
	Shares		Amount
	Year Ended September 30, 2013	Year Ended September 30, 2012	Year Ended September 30, 2013	Year Ended September 30, 2012

Class C
Shares sold	383,989	618,816	$4,033,049	$6,448,618

Shares issued in reinvestment of dividends and distributions	92,735	84,638	958,252	879,060

Shares redeemed	(757,205)	(619,511)	(7,664,351)	(6,451,986)

Net increase (decrease)	(280,481)	83,943	$(2,673,050)	$875,692

	Pennsylvania Portfolio
	Shares		Amount
	Year Ended September 30, 2013	Year Ended September 30, 2012	Year Ended September 30, 2013	Year Ended September 30, 2012

Class A
Shares sold	1,561,453	757,698	$16,232,417	$8,135,433

Shares issued in reinvestment of dividends and distributions	236,067	197,139	2,518,277	2,105,026

Shares converted from Class B	57,519	129,905	608,258	1,384,763

Shares redeemed	(2,725,618)	(1,211,720)	(28,187,212)	(12,946,738)

Net decrease	(870,579)	(126,978)	$(8,828,260)	$(1,321,516)

Class B
Shares sold	1,427	4,573	$15,142	$48,654

Shares issued in reinvestment of dividends and distributions	3,182	4,187	34,072	44,522

Shares converted to Class A	(57,519)	(129,905)	(608,258)	(1,384,763)

Shares redeemed	(13,116)	(26,894)	(131,699)	(287,686)

Net decrease	(66,026)	(148,039)	$(690,743)	$(1,579,273)

Class C
Shares sold	291,849	256,101	$3,129,810	$2,726,412

Shares issued in reinvestment of dividends and distributions	66,935	51,575	714,550	550,914

Shares redeemed	(613,962)	(162,105)	(6,416,629)	(1,736,904)

Net increase (decrease)	(255,178)	145,571	$(2,572,269)	$1,540,422

120	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Notes to Financial Statements

	Virginia Portfolio
	Shares		Amount
	Year Ended September 30, 2013	Year Ended September 30, 2012	Year Ended September 30, 2013	Year Ended September 30, 2012

Class A
Shares sold	3,128,386	3,886,559	$35,524,772	$44,054,986

Shares issued in reinvestment of dividends and distributions	464,665	431,813	5,274,230	4,876,111

Shares converted from Class B	44,519	88,274	494,223	1,000,751

Shares redeemed	(5,870,650)	(1,780,001)	(64,514,873)	(20,155,195)

Net increase (decrease)	(2,233,080)	2,626,645	$(23,221,648)	$29,776,653

Class B
Shares sold	3,500	8,244	$39,038	$93,025

Shares issued in reinvestment of dividends and distributions	3,352	4,962	38,167	55,787

Shares converted to Class A	(44,599)	(88,430)	(494,223)	(1,000,751)

Shares redeemed	(23,333)	(27,399)	(264,799)	(310,285)

Net decrease	(61,080)	(102,623)	$(681,817)	$(1,162,224)

Class C
Shares sold	725,190	1,306,021	$8,247,021	$14,788,576

Shares issued in reinvestment of dividends and distributions	152,900	144,105	1,732,536	1,622,610

Shares redeemed	(1,641,201)	(645,245)	(18,013,023)	(7,306,205)

Net increase (decrease)	(763,111)	804,881	$(8,033,466)	$9,104,981

NOTE F

Risks Involved in Investing in the Portfolios

Municipal Market Risk and Concentration of Credit Risk—This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolios’ investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. The Portfolios of the AllianceBernstein Municipal Income Fund II are State Portfolios that may invest a large portion of their assets in a particular state’s municipal securities and their various political subdivisions. To the extent that these Portfolios invest more of their assets in a

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	121

Notes to Financial Statements

particular state’s municipal securities, these Portfolios may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism and catastrophic natural disasters, such as hurricanes or earthquakes. These Portfolios’ investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

Interest Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Duration Risk—Duration is the measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the real value of the Portfolios’ assets can decline as can the real value of the Portfolios’ distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Derivatives Risk—The Portfolios may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolios, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Tax Risk—There is no guarantee that all of the Portfolio’s income will remain exempt from federal or state income taxes. From time to time, the U.S. Government and the U.S. Congress consider changes in federal tax law that could limit or eliminate the federal tax exemption for municipal bond income, which would in effect reduce the income received by shareholders from the Portfolio by increasing taxes on that income. In such event, the Portfolio’s NAV could also decline as yields on municipal bonds, which are typically lower than those on taxable bonds, would be expected to increase to approximately the

122	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Notes to Financial Statements

yield of comparable taxable bonds. Actions or anticipated actions affecting the tax exempt status of municipal bonds could also result in significant shareholder redemptions of Portfolio shares as investors anticipate adverse effects on the Portfolio or seek higher yields to offset the potential loss of the tax deduction. As a result, the Portfolio would be required to maintain higher levels of cash to meet the redemptions, which would negatively affect the Portfolio’s yield.

Indemnification Risk—In the ordinary course of business, the Portfolios enter into contracts that contain a variety of indemnifications. The Portfolios’ maximum exposure under these arrangements is unknown. However, the Portfolios have not had prior claims or losses pursuant to these indemnification provisions and expect the risk of loss thereunder to be remote. Therefore, the Portfolios have not accrued any liability in connection with these indemnification provisions.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolios, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolios did not utilize the Facility during the year ended September 30, 2013.

NOTE H

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended September 30, 2013 and September 30, 2012 were as follows:

Arizona Portfolio	2013	2012
Distributions paid from:
Ordinary income	$23,246	$61,230
Long-term capital gains	84,324	– 0	–

Total taxable distributions	107,570	61,230
Tax exempt distributions	5,708,115	6,319,074

Total distributions paid	$5,815,685	$6,380,304

Massachusetts Portfolio	2013	2012
Distributions paid from:
Ordinary income	$398,461	$413,455
Long-term capital gains	1,178,169	– 0	–

Total taxable distributions	1,576,630	413,455
Tax exempt distributions	9,300,316	9,281,715

Total distributions paid	$10,876,946	$9,695,170

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	123

Notes to Financial Statements

Michigan Portfolio	2013	2012
Distributions paid from:
Ordinary income	$177,114	$197,348
Long-term capital gains	884,582	53,823

Total taxable distributions	1,061,696	251,171
Tax exempt distributions	2,841,749	3,363,602

Total distributions paid	$3,903,445	$3,614,773

Minnesota Portfolio	2013	2012
Distributions paid from:
Ordinary income	$113,212	$113,862
Long-term capital gains	413,065	19,038

Total taxable distributions	526,277	132,900
Tax exempt distributions	2,923,978	3,495,682

Total distributions paid	$3,450,255	$3,628,582

New Jersey	2013	2012
Distributions paid from:
Ordinary income	$114,455	$138,936

Total taxable distributions	114,455	138,936
Tax exempt distributions	5,116,765	5,493,516

Total distributions paid	$5,231,220	$5,632,452

Ohio Portfolio	2013	2012
Distributions paid from:
Ordinary income	$129,053	$128,003
Long-term capital gains	826,450	1,640

Total taxable distributions	955,503	129,643
Tax exempt distributions	5,012,726	5,323,420

Total distributions paid	$5,968,229	$5,453,063

Pennsylvania Portfolio	2013	2012
Distributions paid from:
Ordinary income	$132,142	$87,812
Long-term capital gains	1,205,033	107,918

Total taxable distributions	1,337,175	195,730
Tax exempt distributions	3,773,489	4,258,437

Total distributions paid	$5,110,664	$4,454,167

Virginia Portfolio	2013	2012
Distributions paid from:
Ordinary income	$263,447	$222,980
Long-term capital gains	2,215,169	1,343,415

Total taxable distributions	2,478,616	1,566,395
Tax exempt distributions	8,516,409	8,679,957

Total distributions paid	$10,995,025	$10,246,352

124	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Notes to Financial Statements

As of September 30, 2013, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Portfolio	Ordinary Income(a)	Long-Term Capital Gains	Accumulated Capital and Other Losses(b)	Unrealized Appreciation/ (Depreciation)(c)	Total Accumulated Earnings/ (Deficit)(d)
Arizona	$	– 0	–	$	– 0	–	$(363,702)	$(539,339)	$(903,041)
Massachusetts	12,040	– 0	–	(147,622)	7,534,988	7,399,406
Michigan	– 0	–	– 0	–	(463,204)	(2,512,921)	(2,976,125)
Minnesota	– 0	–	– 0	–	(263,655)	2,844,753	2,581,098
New Jersey	– 0	–	– 0	–	(2,266,376)	3,548,209	1,281,833
Ohio	– 0	–	– 0	–	(1,484,445)	(354,210)	(1,838,655)
Pennsylvania	– 0	–	335,541	– 0	–	(663,911)	(328,370)
Virginia	– 0	–	– 0	–	(3,214,812)	3,349,139	134,327

(a)	Includes tax exempt income as shown below:

Massachusetts	$ 12,040

(b)

During the fiscal year ended September 30, 2013, Arizona Portfolio and New Jersey Portfolio utilized capital loss carryforwards of $239,285 and $229,975 respectively, to offset current year net realized gains. During the fiscal year ended September 30, 2013, Arizona Portfolio, Massachusetts Portfolio, Michigan Portfolio, Minnesota Portfolio, New Jersey Portfolio, Ohio Portfolio, and Virginia Portfolio, elected to defer $363,702, $147,622, $463,204, $263,655, $1,934,583, $1,484,445, and $1,344,863, respectively of post-October short-term capital losses that are deemed to arise on October 1, 2013. As of September 30, 2013, Virginia Portfolio elected to defer $1,869,949 of post October long-term capital losses that are deemed to arise on October 1, 2013. Additionally, as of September 30, 2013 New Jersey Portfolio had capital loss carryforwards for federal income tax purposes.

(c)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales and the tax treatment of swaps.
(d)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to dividends payable to shareholders.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Under the Regulated Investment Company Modernization Act of 2010, funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-enactment capital losses must be utilized prior to the pre-enactment capital losses, which are subject to expiration. Post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation.

As of September 30, 2013, New Jersey Portfolio had net capital loss carryforwards which will expire as follows:

Portfolio	Short-Term Amount	Long-Term Amount	Expiration
New Jersey	$236,173	n/a	2018
New Jersey	95,620	n/a	2019

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	125

Notes to Financial Statements

During the current fiscal year, the Portfolios had adjustments due to permanent differences. Permanent differences have no effect on net assets. The effect of such permanent differences on each Portfolio—primarily due to the tax treatment of swaps and the redesignation of dividends—is reflected as an adjustment to the components of capital as of September 30, 2013 as shown below:

Portfolio	Increase (Decrease) To Additional Paid-In Capital			Increase (Decrease) To Undistributed Net Investment Income (Loss)	Increase (Decrease) To Accumulated Net Realized Gain (Loss) On Investments, Futures and Foreign Currencies
Arizona	$	– 0	–	$84,324	$(84,324)
Massachusetts		– 0	–	524,027	(524,027)
Michigan		– 0	–	343,612	(343,612)
Minnesota		– 0	–	189,988	(189,988)
New Jersey		(60,435)		180,159	(119,724)
Ohio		– 0	–	207,202	(207,202)
Pennsylvania		– 0	–	61,278	(61,278)
Virginia		(55,367)		77,061	(21,694)

NOTE I

Recent Accounting Pronouncements

In December 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) related to disclosures about offsetting assets and liabilities in financial statements. The amendments in this update require an entity to disclose both gross and net information for derivatives and other financial instruments that are either offset in the statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. In January 2013, the FASB issued an ASU to clarify the scope of disclosures about offsetting assets and liabilities. The ASU limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements and securities lending transactions. The ASU is effective during interim or annual reporting periods beginning on or after January 1, 2013. At this time, management is evaluating the implication of this ASU and its impact on the financial statements has not been determined.

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolios’ financial statements through this date.

126	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Arizona Portfolio
Class A
Year Ended September 30,
2013	2012	2011	2010	2009

Net asset value, beginning of period	$ 11.41	$ 10.95	$ 11.17	$ 11.02	$ 10.28

Income From Investment Operations
Net investment income(a)(b)	.40	.43	.45	.44	.45
Net realized and unrealized gain (loss) on investment transactions	(.69)	.46	(.13)	.15	.74

Net increase (decrease) in net asset value from operations	(.29)	.89	.32	.59	1.19

Less: Dividends and Distributions
Dividends from net investment income	(.40)	(.43)	(.46)	(.44)	(.45)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.08)	– 0	–	– 0	–

Total dividends and distributions	(.40)	(.43)	(.54)	(.44)	(.45)

Net asset value, end of period	$ 10.72	$ 11.41	$ 10.95	$ 11.17	$ 11.02

Total Return
Total investment return based on net asset value(c)	(2.65)%	8.27%	3.07%	5.55%	11.97%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$117,342	$140,768	$134,466	$159,374	$172,697
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.79%	.79%	.78%	.78	%+	.78%
Expenses, before waivers/ reimbursements(d)	.93%	.95%	.95%	.94	%+	.93%
Net investment income(a)	3.54%	3.85%	4.22%	4.06	%+	4.38%
Portfolio turnover rate	24%	17%	2%	10%	7%

See footnote summary on page 151.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	127

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Arizona Portfolio
Class B
Year Ended September 30,
2013	2012	2011	2010	2009

Net asset value, beginning of period	$ 11.39	$ 10.93	$ 11.15	$ 11.01	$ 10.26

Income From Investment Operations
Net investment income(a)(b)	.32	.35	.38	.37	.38
Net realized and unrealized gain (loss) on investment transactions	(.69)	.46	(.14)	.14	.75

Net increase (decrease) in net asset value from operations	(.37)	.81	.24	.51	1.13

Less: Dividends and Distributions
Dividends from net investment income	(.32)	(.35)	(.38)	(.37)	(.38)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.08)	– 0	–	– 0	–

Total dividends and distributions	(.32)	(.35)	(.46)	(.37)	(.38)

Net asset value, end of period	$ 10.70	$ 11.39	$ 10.93	$ 11.15	$ 11.01

Total Return
Total investment return based on net asset value(c)	(3.34)%	7.54%	2.36%	4.74%	11.32%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$769	$1,933	$2,330	$4,535	$7,409
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.49%	1.49%	1.48%	1.48	%+	1.48%
Expenses, before waivers/ reimbursements(d)	1.63%	1.67%	1.67%	1.65	%+	1.65%
Net investment income(a)	2.83%	3.17%	3.53%	3.37	%+	3.70%
Portfolio turnover rate	24%	17%	2%	10%	7%

See footnote summary on page 151.

128	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Arizona Portfolio
Class C
Year Ended September 30,
2013	2012	2011	2010	2009

Net asset value, beginning of period	$ 11.39	$ 10.93	$ 11.15	$ 11.01	$ 10.26

Income From Investment Operations
Net investment income(a)(b)	.32	.35	.38	.37	.38
Net realized and unrealized gain (loss) on investment transactions	(.69)	.46	(.14)	.14	.75

Net increase (decrease) in net asset value from operations	(.37)	.81	.24	.51	1.13

Less: Dividends and Distributions
Dividends from net investment income	(.32)	(.35)	(.38)	(.37)	(.38)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.08)	– 0	–	– 0	–

Total dividends and distributions	(.32)	(.35)	(.46)	(.37)	(.38)

Net asset value, end of period	$ 10.70	$ 11.39	$ 10.93	$ 11.15	$ 11.01

Total Return
Total investment return based on net asset value(c)	(3.34)%	7.54%	2.35%	4.74%	11.32%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$30,060	$35,464	$32,103	$37,623	$34,975
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.49%	1.49%	1.48%	1.48	%+	1.48%
Expenses, before waivers/ reimbursements(d)	1.63%	1.65%	1.66%	1.64	%+	1.64%
Net investment income(a)	2.84%	3.16%	3.53%	3.37	%+	3.68%
Portfolio turnover rate	24%	17%	2%	10%	7%

See footnote summary on page 151.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	129

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Massachusetts Portfolio
Class A
Year Ended September 30,
2013	2012	2011	2010	2009

Net asset value, beginning of period	$ 11.87	$ 11.28	$ 11.32	$ 11.08	$ 10.36

Income From Investment Operations
Net investment income(a)(b)	.37	.39	.38	.39	.42
Net realized and unrealized gain (loss) on investment transactions	(.76)	.61	(.02	)†	.26	.74

Net increase (decrease) in net asset value from operations	(.39)	1.00	.36	.65	1.16

Less: Dividends and Distributions
Dividends from net investment income	(.39)	(.41)	(.40)	(.41)	(.44)
Distributions from net realized gain on investment transactions	(.04)	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.43)	(.41)	(.40)	(.41)	(.44)

Net asset value, end of period	$ 11.05	$ 11.87	$ 11.28	$ 11.32	$ 11.08

Total Return
Total investment return based on net asset value(c)	(3.38)%	8.98%	3.38%	6.02%	11.50%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$202,230	$233,271	$215,025	$192,427	$158,368
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.82%	.82%	.82%	.82	%+	.82%
Expenses, before waivers/ reimbursements	.88%	.88%	.89%	.93	%+	.95%
Net investment income(a)	3.18%	3.33%	3.51%	3.50	%+	3.96%
Portfolio turnover rate	19%	6%	15%	14%	7%

See footnote summary on page 151.

130	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Massachusetts Portfolio
Class B
Year Ended September 30,
2013	2012	2011	2010	2009

Net asset value, beginning of period	$ 11.85	$ 11.25	$ 11.29	$ 11.06	$ 10.34

Income From Investment Operations
Net investment income(a)(b)	.29	.31	.30	.31	.34
Net realized and unrealized gain (loss) on investment transactions	(.76)	.62	(.01	)†	.25	.75

Net increase (decrease) in net asset value from operations	(.47)	.93	.29	.56	1.09

Less: Dividends and Distributions
Dividends from net investment income	(.31)	(.33)	(.33)	(.33)	(.37)
Distributions from net realized gain on investment transactions	(.04)	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.35)	(.33)	(.33)	(.33)	(.37)

Net asset value, end of period	$ 11.03	$ 11.85	$ 11.25	$ 11.29	$ 11.06

Total Return
Total investment return based on net asset value(c)	(4.05)%	8.34%	2.68%	5.21%	10.75%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,426	$2,223	$3,086	$4,725	$7,600
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.52%	1.52%	1.52%	1.52	%+	1.52%
Expenses, before waivers/ reimbursements	1.58%	1.60%	1.61%	1.64	%+	1.67%
Net investment income(a)	2.49%	2.66%	2.81%	2.82	%+	3.29%
Portfolio turnover rate	19%	6%	15%	14%	7%
See footnote summary on page 151.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	131

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Massachusetts Portfolio
Class C
Year Ended September 30,
2013	2012	2011	2010	2009

Net asset value, beginning of period	$ 11.85	$ 11.26	$ 11.30	$ 11.06	$ 10.34

Income From Investment Operations
Net investment income(a)(b)	.29	.31	.31	.31	.34
Net realized and unrealized gain (loss) on investment transactions	(.76)	.61	(.02	)†	.26	.75

Net increase (decrease) in net asset value from operations	(.47)	.92	.29	.57	1.09

Less: Dividends and Distributions
Dividends from net investment income	(.31)	(.33)	(.33)	(.33)	(.37)
Distributions from net realized gain on investment transactions	(.04)	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.35)	(.33)	(.33)	(.33)	(.37)

Net asset value, end of period	$ 11.03	$ 11.85	$ 11.26	$ 11.30	$ 11.06

Total Return
Total investment return based on net asset value(c)	(4.06)%	8.24%	2.67%	5.29%	10.75%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$64,298	$70,889	$58,968	$65,011	$45,510
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.52%	1.52%	1.52%	1.52	%+	1.52%
Expenses, before waivers/ reimbursements	1.59%	1.59%	1.60%	1.63	%+	1.66%
Net investment income(a)	2.49%	2.64%	2.81%	2.80	%+	3.27%
Portfolio turnover rate	19%	6%	15%	14%	7%

See footnote summary on page 151.

132	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Michigan Portfolio
Class A
Year Ended September 30,
2013	2012	2011	2010	2009

Net asset value, beginning of period	$ 11.01	$ 10.76	$ 10.89	$ 10.79	$ 10.11

Income From Investment Operations
Net investment income(a)(b)	.35	.39	.41	.39	.40
Net realized and unrealized gain (loss) on investment transactions	(.94)	.28	(.11)	.13	.70
Contributions from Adviser	– 0	–	– 0	–	– 0	–	.00	(e)	– 0	–

Net increase (decrease) in net asset value from operations	(.59)	.67	.30	.52	1.10

Less: Dividends and Distributions
Dividends from net investment income	(.37)	(.41)	(.43)	(.42)	(.42)
Distributions from net realized gain on investment transactions	(.09)	(.01)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.46)	(.42)	(.43)	(.42)	(.42)

Net asset value, end of period	$ 9.96	$ 11.01	$ 10.76	$ 10.89	$ 10.79

Total Return
Total investment return based on net asset value(c)	(5.57)%	6.33%	2.92%	4.92%	11.18%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$48,743	$71,424	$66,033	$73,445	$73,799
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.95%	1.01%	1.01%	1.01	%+	1.01%
Expenses, before waivers/ reimbursements(d)	1.06%	1.05%	1.09%	1.06	%+	1.07%
Net investment income(a)	3.23%	3.55%	3.84%	3.67	%+	3.93%
Portfolio turnover rate	28%	28%	3%	5%	11%

See footnote summary on page 151.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	133

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Michigan Portfolio
Class B
Year Ended September 30,
2013	2012	2011	2010	2009

Net asset value, beginning of period	$ 10.98	$ 10.74	$ 10.87	$ 10.77	$ 10.09

Income From Investment Operations
Net investment income(a)(b)	.27	.31	.34	.32	.33
Net realized and unrealized gain (loss) on investment transactions	(.92)	.27	(.10)	.12	.70
Contributions from Adviser	– 0	–	– 0	–	– 0	–	.00	(e)	– 0	–

Net increase (decrease) in net asset value from operations	(.65)	.58	.24	.44	1.03

Less: Dividends and Distributions
Dividends from net investment income	(.30)	(.33)	(.37)	(.34)	(.35)
Distributions from net realized gain on investment transactions	(.09)	(.01)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.39)	(.34)	(.37)	(.34)	(.35)

Net asset value, end of period	$ 9.94	$ 10.98	$ 10.74	$ 10.87	$ 10.77

Total Return
Total investment return based on net asset value(c)	(6.15)%	5.52%	2.27%	4.17%	10.45%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$448	$1,003	$1,460	$3,235	$5,424
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.66%	1.71%	1.71%	1.71	%+	1.71%
Expenses, before waivers/ reimbursements(d)	1.77%	1.78%	1.80%	1.78	%+	1.79%
Net investment income(a)	2.54%	2.88%	3.16%	2.99	%+	3.25%
Portfolio turnover rate	28%	28%	3%	5%	11%

See footnote summary on page 151.

134	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Michigan Portfolio
Class C
Year Ended September 30,
2013	2012	2011	2010	2009

Net asset value, beginning of period	$ 10.99	$ 10.75	$ 10.87	$ 10.78	$ 10.09

Income From Investment Operations
Net investment income(a)(b)	.27	.31	.33	.32	.33
Net realized and unrealized gain (loss) on investment transactions	(.92)	.27	(.09)	.11	.71
Contributions from Adviser	– 0	–	– 0	–	– 0	–	.00	(e)	– 0	–

Net increase (decrease) in net asset value from operations	(.65)	.58	.24	.43	1.04

Less: Dividends and Distributions
Dividends from net investment income	(.30)	(.33)	(.36)	(.34)	(.35)
Distributions from net realized gain on investment transactions	(.09)	(.01)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.39)	(.34)	(.36)	(.34)	(.35)

Net asset value, end of period	$ 9.95	$ 10.99	$ 10.75	$ 10.87	$ 10.78

Total Return
Total investment return based on net asset value(c)	(6.15)%	5.51%	2.30%	4.10%	10.54%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$22,161	$28,668	$28,813	$35,777	$35,905
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.65%	1.71%	1.71%	1.71	%+	1.71%
Expenses, before waivers/ reimbursements(d)	1.77%	1.76%	1.79%	1.76	%+	1.78%
Net investment income(a)	2.55%	2.86%	3.15%	2.97	%+	3.24%
Portfolio turnover rate	28%	28%	3%	5%	11%

See footnote summary on page 151.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	135

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Minnesota Portfolio
Class A
Year Ended September 30,
2013	2012	2011	2010	2009

Net asset value, beginning of period	$ 10.72	$ 10.35	$ 10.35	$ 10.17	$ 9.51

Income From Investment Operations
Net investment income(a)(b)	.31	.35	.35	.32	.37
Net realized and unrealized gain (loss) on investment transactions	(.54)	.38	.01	†	.19	.67

Net increase (decrease) in net asset value from operations	(.23)	.73	.36	.51	1.04

Less: Dividends and Distributions
Dividends from net investment income	(.32)	(.36)	(.36)	(.33)	(.38)
Distributions from net realized gain on investment transactions	(.04)	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.36)	(.36)	(.36)	(.33)	(.38)

Net asset value, end of period	$ 10.13	$ 10.72	$ 10.35	$ 10.35	$ 10.17

Total Return
Total investment return based on net asset value(c)	(2.24)%	7.17%	3.68%	5.10%	11.20%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$72,221	$85,035	$86,705	$107,206	$93,916
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.90%	.91%	.90%	.90	%+	.90%
Expenses, before waivers/ reimbursements(d)	1.02%	1.02%	1.02%	1.02	%+	1.07%
Net investment income(a)	2.93%	3.29%	3.48%	3.11	%+	3.79%
Portfolio turnover rate	17%	14%	10%	22%	1%

See footnote summary on page 151.

136	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Minnesota Portfolio
Class B
Year Ended September 30,
2013	2012	2011	2010	2009

Net asset value, beginning of period	$ 10.71	$ 10.35	$ 10.35	$ 10.17	$ 9.51

Income From Investment Operations
Net investment income(a)(b)	.24	.28	.28	.25	.30
Net realized and unrealized gain (loss) on investment transactions	(.54)	.37	.01	†	.19	.67

Net increase (decrease) in net asset value from operations	(.30)	.65	.29	.44	.97

Less: Dividends and Distributions
Dividends from net investment income	(.25)	(.29)	(.29)	(.26)	(.31)
Distributions from net realized gain on investment transactions	(.04)	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.29)	(.29)	(.29)	(.26)	(.31)

Net asset value, end of period	$ 10.12	$ 10.71	$ 10.35	$ 10.35	$ 10.17

Total Return
Total investment return based on net asset value(c)	(2.92)%	6.33%	2.96%	4.39%	10.43%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$128	$196	$440	$676	$1,165
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.60%	1.61%	1.60%	1.60	%+	1.60%
Expenses, before waivers/ reimbursements(d)	1.73%	1.94%	1.90%	1.76	%+	1.81%
Net investment income(a)	2.23%	2.62%	2.77%	2.45	%+	3.19%
Portfolio turnover rate	17%	14%	10%	22%	1%

See footnote summary on page 151.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	137

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Minnesota Portfolio
Class C
Year Ended September 30,
2013	2012	2011	2010	2009

Net asset value, beginning of period	$ 10.73	$ 10.36	$ 10.36	$ 10.18	$ 9.52

Income From Investment Operations
Net investment income(a)(b)	.24	.27	.28	.24	.30
Net realized and unrealized gain (loss) on investment transactions	(.54)	.39	.01	†	.20	.67

Net increase (decrease) in net asset value from operations	(.30)	.66	.29	.44	.97

Less: Dividends and Distributions
Dividends from net investment income	(.25)	(.29)	(.29)	(.26)	(.31)
Distributions from net realized gain on investment transactions	(.04)	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.29)	(.29)	(.29)	(.26)	(.31)

Net asset value, end of period	$ 10.14	$ 10.73	$ 10.36	$ 10.36	$ 10.18

Total Return
Total investment return based on net asset value(c)	(2.92)%	6.41%	2.95%	4.37%	10.42%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$19,064	$22,445	$20,838	$22,240	$18,729
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.60%	1.61%	1.60%	1.60	%+	1.60%
Expenses, before waivers/ reimbursements(d)	1.72%	1.72%	1.73%	1.72	%+	1.78%
Net investment income(a)	2.23%	2.58%	2.79%	2.41	%+	3.07%
Portfolio turnover rate	17%	14%	10%	22%	1%

See footnote summary on page 151.

138	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	New Jersey Portfolio
	Class A
	Year Ended September 30,
	2013	2012	2011		2010		2009

Net asset value, beginning of period	$ 10.22	$ 9.71	$ 9.82		$ 9.55		$ 9.13

Income From Investment Operations
Net investment income(a)(b)	.33	.37	.39		.39		.40
Net realized and unrealized gain (loss) on investment transactions	(.66)	.52	(.11)		.28		.43

Net increase (decrease) in net asset value from operations	(.33)	.89	.28		.67		.83

Less: Dividends
Dividends from net investment income	(.34)	(.38)	(.39)		(.40)		(.41)

Net asset value, end of period	$ 9.55	$ 10.22	$ 9.71		$ 9.82		$ 9.55

Total Return
Total investment return based on net asset value(c)	(3.30)%	9.29%	3.08%		7.17%		9.45%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$113,048	$122,671	$118,468		$129,078		$130,515
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.87%	.87%	.87%		.87	%+	.87%
Expenses, before waivers/reimbursements	.95%	.96%	.97%		.97	%+	.99%
Net investment income(a)	3.34%	3.70%	4.09%		4.08	%+	4.48%
Portfolio turnover rate	30%	14%	0	%(d)	9%		8%

See footnote summary on page 151.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	139

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	New Jersey Portfolio
	Class B
	Year Ended September 30,
	2013	2012	2011		2010		2009

Net asset value, beginning of period	$ 10.22	$ 9.71	$ 9.82		$ 9.55		$ 9.13

Income From Investment Operations
Net investment income(a)(b)	.26	.30	.32		.32		.34
Net realized and unrealized gain (loss) on investment transactions	(.66)	.52	(.10)		.28		.43

Net increase (decrease) in net asset value from operations	(.40)	.82	.22		.60		.77

Less: Dividends
Dividends from net investment income	(.27)	(.31)	(.33)		(.33)		(.35)

Net asset value, end of period	$ 9.55	$ 10.22	$ 9.71		$ 9.82		$ 9.55

Total Return
Total investment return based on net asset value(c)	(3.97)%	8.53%	2.37%		6.43%		8.69%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$978	$1,997	$2,982		$4,878		$8,174
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.57%	1.57%	1.57%		1.57	%+	1.57%
Expenses, before waivers/reimbursements	1.65%	1.68%	1.68%		1.68	%+	1.71%
Net investment income(a)	2.62%	3.02%	3.39%		3.37	%+	3.82%
Portfolio turnover rate	30%	14%	0	%(d)	9%		8%

See footnote summary on page 151.

140	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	New Jersey Portfolio
	Class C
	Year Ended September 30,
	2013	2012	2011		2010		2009

Net asset value, beginning of period	$ 10.23	$ 9.72	$ 9.82		$ 9.56		$ 9.13

Income From Investment Operations
Net investment income(a)(b)	.26	.30	.32		.32		.34
Net realized and unrealized gain (loss) on investment transactions	(.67)	.52	(.09)		.27		.44

Net increase (decrease) in net asset value from operations	(.41)	.82	.23		.59		.78

Less: Dividends
Dividends from net investment income	(.27)	(.31)	(.33)		(.33)		(.35)

Net asset value, end of period	$ 9.55	$ 10.23	$ 9.72		$ 9.82		$ 9.56

Total Return
Total investment return based on net asset value(c)	(4.07)%	8.52%	2.47%		6.31%		8.81%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$32,846	$37,604	$34,224		$38,765		$35,544
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.57%	1.57%	1.57%		1.57	%+	1.57%
Expenses, before waivers/reimbursements	1.65%	1.66%	1.67%		1.67	%+	1.69%
Net investment income(a)	2.64%	2.99%	3.39%		3.38	%+	3.78%
Portfolio turnover rate	30%	14%	0	%(d)	9%		8%

See footnote summary on page 151.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	141

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Ohio Portfolio
Class A
Year Ended September 30,
2013	2012	2011	2010	2009

Net asset value, beginning of period	$ 10.58	$ 10.21	$ 10.22	$ 10.12	$ 9.44

Income From Investment Operations
Net investment income(a)(b)	.34	.37	.37	.37	.40
Net realized and unrealized gain (loss) on investment transactions	(.72)	.38	(.01)	.11	.69

Net increase (decrease) in net asset value from operations	(.38)	.75	.36	.48	1.09

Less: Dividends and Distributions
Dividends from net investment income	(.35)	(.38)	(.37)	(.38)	(.41)
Distributions from net realized gain on investment transactions	(.05)	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.40)	(.38)	(.37)	(.38)	(.41)

Net asset value, end of period	$ 9.80	$ 10.58	$ 10.21	$ 10.22	$ 10.12

Total Return
Total investment return based on net asset value(c)	(3.77)%	7.47%	3.71%	4.89%	11.84%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$103,466	$120,573	$106,356	$120,702	$112,101
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.86%	.86%	.85%	.85	%+	.85%
Expenses, before waivers/reimbursements(d)	.96%	.97%	.96%	.99	% +	.99%
Net investment income(a)	3.27%	3.55%	3.65%	3.72	%+	4.18%
Portfolio turnover rate	26%	27%	8%	3%	3%

See footnote summary on page 151.

142	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Ohio Portfolio
Class B
Year Ended September 30,
2013	2012	2011	2010	2009

Net asset value, beginning of period	$ 10.57	$ 10.20	$ 10.21	$ 10.11	$ 9.43

Income From Investment Operations
Net investment income(b)(a)	.26	.30	.29	.30	.33
Net realized and unrealized gain (loss) on investment transactions	(.71)	.38	.01	†	.11	.69

Net increase (decrease) in net asset value from operations	(.45)	.68	.30	.41	1.02

Less: Dividends and Distributions
Dividends from net investment income	(.28)	(.31)	(.31)	(.31)	(.34)
Distributions from net realized gain on investment transactions	(.05)	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.33)	(.31)	(.31)	(.31)	(.34)

Net asset value, end of period	$ 9.79	$ 10.57	$ 10.20	$ 10.21	$ 10.11

Total Return
Total investment return based on net asset value(c)	(4.43)%	6.74%	3.00%	4.18%	11.08%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$810	$1,833	$3,082	$4,991	$8,294
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.56%	1.55%	1.55%	1.55	%+	1.55%
Expenses, before waivers/reimbursements(d)	1.66%	1.70%	1.68%	1.71	%+	1.71%
Net investment income(a)	2.57%	2.90%	2.94%	3.03	%+	3.50%
Portfolio turnover rate	26%	27%	8%	3%	3%

See footnote summary on page 151.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	143

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Ohio Portfolio
Class C
Year Ended September 30,
2013	2012	2011	2010	2009

Net asset value, beginning of period	$ 10.58	$ 10.20	$ 10.21	$ 10.12	$ 9.43

Income From Investment Operations
Net investment income(b)(a)	.27	.30	.30	.30	.33
Net realized and unrealized gain (loss) on investment transactions	(.73)	.39	.00	(e)†	.10	.70

Net increase (decrease) in net asset value from operations	(.46)	.69	.30	.40	1.03

Less: Dividends and Distributions
Dividends from net investment income	(.27)	(.31)	(.31)	(.31)	(.34)
Distributions from net realized gain on investment transactions	(.05)	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.32)	(.31)	(.31)	(.31)	(.34)

Net asset value, end of period	$ 9.80	$ 10.58	$ 10.20	$ 10.21	$ 10.12

Total Return
Total investment return based on net asset value(c)	(4.44)%	6.83%	2.99%	4.06%	11.19%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$37,947	$43,943	$41,520	$44,272	$41,008
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.56%	1.56%	1.55%	1.55	%+	1.55%
Expenses, before waivers/reimbursements(d)	1.66%	1.67%	1.66%	1.69	%+	1.70%
Net investment income(a)	2.58%	2.86%	2.96%	3.02	%+	3.48%
Portfolio turnover rate	26%	27%	8%	3%	3%

See footnote summary on page 151.

144	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Pennsylvania Portfolio
Class A
Year Ended September 30,
2013	2012	2011	2010	2009

Net asset value, beginning of period	$ 10.95	$ 10.43	$ 10.55	$ 10.28	$ 9.75

Income From Investment Operations
Net investment income(a)(b)	.34	.37	.40	.40	.41
Net realized and unrealized gain (loss) on investment transactions	(.75)	.53	(.03)	.27	.53

Net increase (decrease) in net asset value from operations	(.41)	.90	.37	.67	.94

Less: Dividends and Distributions
Dividends from net investment income	(.34)	(.37)	(.40)	(.40)	(.41)
Distributions from net realized gain on investment transactions	(.09)	(.01)	(.09)	– 0	–	– 0	–

Total dividends and distributions	(.43)	(.38)	(.49)	(.40)	(.41)

Net asset value, end of period	$ 10.11	$ 10.95	$ 10.43	$ 10.55	$ 10.28

Total Return
Total investment return based on net asset value(c)	(3.82)%	8.74%	3.75%	6.67%	10.00%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$88,199	$105,045	$101,432	$104,928	$103,024
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.92%	.95%	.95%	.95	%+	.95%
Expenses, before waivers/reimbursements	1.01%	.99%	1.00%	1.01	%+	1.03%
Net investment income(a)	3.23%	3.44%	3.90%	3.88	%+	4.25%
Portfolio turnover rate	17%	20%	6%	17%	9%

See footnote summary on page 151.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	145

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Pennsylvania Portfolio
Class B
Year Ended September 30,
2013	2012	2011	2010	2009

Net asset value, beginning of period	$ 10.95	$ 10.43	$ 10.55	$ 10.28	$ 9.75

Income From Investment Operations
Net investment income(a)(b)	.27	.29	.32	.33	.34
Net realized and unrealized gain (loss) on investment transactions	(.75)	.53	(.02)	.27	.53

Net increase (decrease) in net asset value from operations	(.48)	.82	.30	.60	.87

Less: Dividends and Distributions
Dividends from net investment income	(.27)	(.29)	(.33)	(.33)	(.34)
Distributions from net realized gain on investment transactions	(.09)	(.01)	(.09)	– 0	–	– 0	–

Total dividends and distributions	(.36)	(.30)	(.42)	(.33)	(.34)

Net asset value, end of period	$ 10.11	$ 10.95	$ 10.43	$ 10.55	$ 10.28

Total Return(c)
Total investment return based on net asset value	(4.49)%	7.99%	3.03%	5.93%	9.24%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$901	$1,699	$3,164	$4,642	$7,135
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.62%	1.65%	1.65%	1.65	%+	1.65%
Expenses, before waivers/reimbursements	1.72%	1.71%	1.72%	1.73	%+	1.75%
Net investment income(a)	2.51%	2.77%	3.19%	3.18	%+	3.57%
Portfolio turnover rate	17%	20%	6%	17%	9%

See footnote summary on page 151.

146	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Pennsylvania Portfolio
Class C
Year Ended September 30,
2013	2012	2011	2010	2009

Net asset value, beginning of period	$ 10.95	$ 10.44	$ 10.55	$ 10.28	$ 9.75

Income From Investment Operations
Net investment income(a)(b)	.27	.29	.32	.33	.34
Net realized and unrealized gain (loss) on investment transactions	(.75)	.52	(.01)	.27	.53

Net increase (decrease) in net asset value from operations	(.48)	.81	.31	.60	.87

Less: Dividends and Distributions
Dividends from net investment income	(.27)	(.29)	(.33)	(.33)	(.34)
Distributions from net realized gain on investment transactions	(.09)	(.01)	(.09)	– 0	–	– 0	–

Total dividends and distributions	(.36)	(.30)	(.42)	(.33)	(.34)

Net asset value, end of period	$ 10.11	$ 10.95	$ 10.44	$ 10.55	$ 10.28

Total Return
Total investment return based on net asset value(c)	(4.49)%	7.88%	3.13%	5.93%	9.24%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$23,789	$28,555	$25,694	$28,671	$28,583
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.62%	1.65%	1.65%	1.65	%+	1.65%
Expenses, before waivers/reimbursements	1.71%	1.69%	1.71%	1.71	%+	1.73%
Net investment income(a)	2.53%	2.74%	3.19%	3.17	%+	3.55%
Portfolio turnover rate	17%	20%	6%	17%	9%

See footnote summary on page 151.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	147

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Virginia Portfolio
Class A
Year Ended September 30,
2013	2012	2011	2010	2009

Net asset value, beginning of period	$ 11.61	$ 11.12	$ 11.07	$ 10.84	$ 10.01

Income From Investment Operations
Net investment income(a)(b)	.34	.37	.41	.39	.42
Net realized and unrealized gain (loss) on investment transactions	(.81)	.56	.09	.24	.85

Net increase (decrease) in net asset value from operations	(.47)	.93	.50	.63	1.27

Less: Dividends and Distributions
Dividends from net investment income	(.35)	(.38)	(.43)	(.40)	(.44)
Distributions from net realized gain on investment transactions	(.09)	(.06)	(.02)	– 0	–	– 0	–

Total dividends and distributions	(.44)	(.44)	(.45)	(.40)	(.44)

Net asset value, end of period	$ 10.70	$ 11.61	$ 11.12	$ 11.07	$ 10.84

Total Return
Total investment return based on net asset value(c)	(4.21)%	8.55%	4.72%	6.00%	13.03%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$186,429	$228,317	$189,326	$204,517	$178,412
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.77%	.72%	.72%	.72	%+	.72%
Expenses, before waivers/reimbursements	.88%	.89%	.91%	.92	%+	.94%
Net investment income(a)	2.98%	3.28%	3.84%	3.64	%+	4.17%
Portfolio turnover rate	16%	23%	24%	8%	9%

See footnote summary on page 151.

148	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Virginia Portfolio
Class B
Year Ended September 30,
2013	2012	2011	2010	2009

Net asset value, beginning of period	$ 11.59	$ 11.10	$ 11.05	$ 10.82	$ 9.99

Income From Investment Operations
Net investment income(a)(b)	.26	.29	.34	.32	.35
Net realized and unrealized gain (loss) on investment transactions	(.81)	.56	.08	.24	.85

Net increase (decrease) in net asset value from operations	(.55)	.85	.42	.56	1.20

Less: Dividends and Distributions
Dividends from net investment income	(.27)	(.30)	(.35)	(.33)	(.37)
Distributions from net realized gain on investment transactions	(.09)	(.06)	(.02)	– 0	–	– 0	–

Total dividends and distributions	(.36)	(.36)	(.37)	(.33)	(.37)

Net asset value, end of period	$ 10.68	$ 11.59	$ 11.10	$ 11.05	$ 10.82

Total Return
Total investment return based on net asset value(c)	(4.88)%	7.83%	4.01%	5.29%	12.27%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,267	$2,083	$3,132	$4,752	$6,578
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.47%	1.42%	1.42%	1.42	%+	1.42%
Expenses, before waivers/reimbursements	1.59%	1.61%	1.63%	1.64	%+	1.67%
Net investment income(a)	2.28%	2.62%	3.15%	2.96	%+	3.55%
Portfolio turnover rate	16%	23%	24%	8%	9%

See footnote summary on page 151.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	149

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Virginia Portfolio
	Class C
	Year Ended September 30,
	2013	2012	2011	2010	2009

Net asset value, beginning of period	$ 11.59	$ 11.09	$ 11.04	$ 10.81	$ 9.98

Income From Investment Operations
Net investment income(a)(b)	.26	.29	.34	.32	.35
Net realized and unrealized gain (loss) on investment transactions	(.82)	.57	.08	.24	.85

Net increase (decrease) in net asset value from operations	(.56)	.86	.42	.56	1.20

Less: Dividends and Distributions
Dividends from net investment income	(.27)	(.30)	(.35)	(.33)	(.37)
Distributions from net realized gain on investment transactions	(.09)	(.06)	(.02)	0	0

Total dividends and distributions	(.36)	(.36)	(.37)	(.33)	(.37)

Net asset value, end of period	$ 10.67	$ 11.59	$ 11.09	$ 11.04	$ 10.81

Total Return
Total investment return based on net asset value(c)	(4.97)%	7.91%	4.01%	5.29%	12.28%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$59,194	$73,102	$61,044	$59,844	$49,137
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.47%	1.42%	1.42%	1.42%+	1.42%
Expenses, before waivers/reimbursements	1.59%	1.59%	1.61%	1.62%+	1.65%
Net investment income(a)	2.29%	2.59%	3.14%	2.95%+	3.48%
Portfolio turnover rate	16%	23%	24%	8%	9%

See footnote summary on page 151.

150	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Financial Highlights

(a)	Net of fees waived and expenses reimbursed by the Adviser.

(b)	Based on average shares outstanding.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(d)	The expense ratios presented below exclude interest expense:

	Year Ended September 30,
	2013	2012	2011	2010		2009
Arizona Portfolio
Class A
Net of waivers	.78%	.78%	.78%	.78	%+	.78%
Before waivers	.92%	.94%	.95%	.94	%+	.93%

Class B
Net of waivers	1.48%	1.48%	1.48%	1.48	%+	1.48%
Before waivers	1.63%	1.66%	1.67%	1.65	%+	1.65%

Class C
Net of waivers	1.48%	1.48%	1.48%	1.48	%+	1.48%
Before waivers	1.63%	1.64%	1.66%	1.64	%+	1.64%

Michigan Portfolio
Class A
Net of waivers	.94%	1.01%	1.01%	1.01	%+	1.01%
Before waivers	1.05%	1.05%	1.09%	1.06	%+	1.07%

Class B
Net of waivers	1.65%	1.71%	1.71%	1.71	%+	1.71%
Before waivers	1.76%	1.78%	1.80%	1.78	%+	1.79%

Class C
Net of waivers	1.64%	1.71%	1.71%	1.71	%+	1.71%
Before waivers	1.76%	1.76%	1.79%	1.76	%+	1.78%

Minnesota Portfolio
Class A
Net of waivers	.90%	.90%	.90%	.90	%+	.90%
Before waivers	1.02%	1.02%	1.02%	1.02	%+	1.07%

Class B
Net of waivers	1.60%	1.60%	1.60%	1.60	%+	1.60%
Before waivers	1.73%	1.94%	1.90%	1.76	%+	1.81%

Class C
Net of waivers	1.60%	1.60%	1.60%	1.60	%+	1.60%
Before waivers	1.72%	1.72%	1.73%	1.72	%+	1.78%

Ohio Portfolio
Class A
Net of waivers	.85%	.85%	.85%	.85	%+	.85%
Before waivers	.96%	.96%	.96%	.99	%+	.99%

Class B
Net of waivers	1.55%	1.55%	1.55%	1.55	%+	1.55%
Before waivers	1.66%	1.69%	1.68%	1.71	%+	1.71%

Class C
Net of waivers	1.55%	1.55%	1.55%	1.55	%+	1.55%
Before waivers	1.66%	1.66%	1.66%	1.69	%+	1.70%

(e)	Amount is less than $.005.

†	Due to timing of sales and repurchase of capital shares, the net realized and unrealized gain (loss) per share is not in accord with the Portfolio’s change in net realized and unrealized gain (loss) on investment transactions for the period.

+	The ratio includes expenses attributable to costs of proxy solicitation.

See notes to financial statements.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	151

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of AllianceBernstein Municipal Income Fund II

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of AllianceBernstein Municipal Income Fund II (comprising, respectively, the Arizona, Massachusetts, Michigan, Minnesota, New Jersey, Ohio, Pennsylvania and Virginia Portfolios; collectively, the “Fund”), as of September 30, 2013, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2013 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting AllianceBernstein Municipal Income Fund II at September 30, 2013, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

November 27, 2013

152	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Report of Independent Registered Public Accounting Firm

BOARD OF TRUSTEES

William H. Foulk, Jr.,(1) Chairman

John H. Dobkin(1)

Michael J. Downey(1)

D. James Guzy(1)

Nancy P. Jacklin(1)

Robert M. Keith, President and Chief Executive Officer

Garry L. Moody(1)

Marshall C. Turner, Jr.(1)

Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

(Guy) Robert B. Davidson III(2), Senior Vice President

Douglas J. Peebles, Senior Vice President

Michael G. Brooks(2), Vice President

Fred S. Cohen(2), Vice President

Wayne D. Godlin(2) , Vice President

Terrance T. Hults(2), Vice President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Phyllis J. Clarke, Controller

Custodian and Accounting Agent

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Independent Registered Public Accounting Firm

Ernst & Young LLP
5 Times Square
New York, NY 10036

Transfer Agent

AllianceBernstein Investor
Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-free (800) 221-5672

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The day-to-day management of, and investment decisions for, the Portfolios’ portfolios are made by the Municipal Bond Investment Team. Michael G. Brooks, Fred S. Cohen, (Guy) Robert B. Davidson III, Wayne D. Godlin and Terrance T. Hults are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolios’ portfolios.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	153

Board of Trustees

MANAGEMENT OF THE FUND

Board of Trustees Information

The business and affairs of the Fund are managed under the direction of the Board of Trustees. Certain information concerning the Fund’s Trustees is set forth below.

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER TRUSTEESHIPS HELD BY TRUSTEE IN PAST FIVE YEARS
INTERESTED TRUSTEE
Robert M. Keith † 1345 Avenue of the Americas New York, NY 10105 53 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AllianceBernstein Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	100	None

DISINTERESTED TRUSTEES
William H. Foulk, Jr., #, ## Chairman of the Board 81 (1998)	Investment Adviser and an Independent Consultant since prior to 2008. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AllianceBernstein Funds since 1983 and has been Chairman of the AllianceBernstein Funds and of the Independent Directors Committee of such Funds since 2003. He is also active in a number of mutual fund related organizations and committees.	100	None

154	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Management of the Fund

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER TRUSTEESHIPS HELD BY TRUSTEE IN PAST FIVE YEARS
DISINTERESTED TRUSTEES (continued)
John H. Dobkin, # 71 (1998)	Independent Consultant since prior to 2008. Formerly, President of Save Venice, Inc. (preservation organization) from 2001-2002; Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AllianceBernstein Funds since 1992, and as Chairman of the Audit Committees of a number of such Funds from 2001-2008.	100	None

Michael J. Downey, # 69 (2005)	Private Investor since prior to 2008. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AllianceBernstein Funds since 2005 and is a director and Chairman of one other registered investment company.	100	Asia Pacific Fund, Inc. since prior to 2008, Prospect Acquisition Corp. (financial services) from 2007 until 2009, and The Merger Fund since prior to 2008 until 2013

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	155

Management of the Fund

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER TRUSTEESHIPS HELD BY TRUSTEE IN PAST FIVE YEARS
DISINTERESTED TRUSTEES (continued)
D. James Guzy, # 77 (2005)	Chairman of the Board of PLX Technology (semi-conductors) and of SRC Computers Inc., with which he has been associated since prior to 2008. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1982.	100	PLX Technology (semi-conductors) since prior to 2008, Cirrus Logic Corporation (semi-conductors) since prior to 2008 until July 2011, and Intel Corporation (semi-conductors) until 2008

Nancy P. Jacklin, # 65 (2006)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies since 2008. Formerly, U.S. Executive Director of the International Monetary Fund (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AllianceBernstein Funds since 2006.	100	None

156	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Management of the Fund

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER TRUSTEESHIPS HELD BY TRUSTEE IN PAST FIVE YEARS
DISINTERESTED TRUSTEES (continued)
Garry L. Moody, # 61 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995); and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of both the Governing Council of the Independent Directors Council (IDC), an organization of independent directors of mutual funds, and the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committee, of the AllianceBernstein Funds since 2008.	100	Greenbacker Renewable Energy Company LLC (renewable energy and energy efficiency projects) since August 2013

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	157

Management of the Fund

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER TRUSTEESHIPS HELD BY TRUSTEE IN PAST FIVE YEARS
DISINTERESTED TRUSTEES (continued)
Marshall C. Turner, Jr., # 72 (2005)	Private Investor since prior to 2008. Interim CEO of MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) from November 2008 until March 2009. He was Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003-2005, and President and CEO, 2005-2006, after the company was acquired and renamed Toppan Photomasks, Inc. He has extensive experience in venture capital investing including prior service as general partner of three institutional venture capital partnerships, and serves on the boards of a number of education and science-related non-profit organizations. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1992.	100	Xilinx, Inc. (programmable logic semi- conductors) and MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) since prior to 2008

Earl D. Weiner, # 74 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and member of ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AllianceBernstein Funds since 2007 and is Chairman of the Governance and Nominating Committees of the Funds.	100	None

158	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Management of the Fund

*	The address for each of the Fund’s disinterested Trustees is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Trustees.

***	The information above includes each Trustee’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Trustee’s qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the Fund.

†	Mr. Keith is an “interested person” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

#	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

##	Member of the Fair Value Pricing Committee.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	159

Management of the Fund

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS**
Robert M. Keith 53	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 68	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

(Guy) Robert B. Davidson III 52	Senior Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2008.

Douglas J. Peebles 48	Senior Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2008.

Michael G. Brooks 65	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2008.

Fred S. Cohen 55	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2008.

Wayne D. Godlin 52	Vice President	Senior Vice President of the Adviser** since December 2009. Prior thereto, he was an investment manager and a Managing Director of Van Kampen Asset Management with which he had been associated since prior to 2008.

Terrance T. Hults 47	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2008.

Emilie D. Wrapp 57	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI,** with which she has been associated since prior to 2008.

Joseph J. Mantineo 54	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”),** with which he has been associated since prior to 2008.

Phyllis J. Clarke 52	Controller	Vice President of the ABIS,** with which she has been associated since prior to 2008.

160	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Management of the Fund

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Trustees and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at 1-800-227-4618, or visit www.alliancebernstein.com, for a free prospectus or SAI.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	161

Management of the Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and The AllianceBernstein Municipal Income Fund II (the “Trust”) in respect of the following Portfolios (the “Portfolios”):2

Arizona Portfolio

Massachusetts Portfolio

Michigan Portfolio

Minnesota Portfolio

New Jersey Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Trust for the Trustees of the Trust, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Trustees to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolios which was provided to the Trustees in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement.

The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

1	The information in the fee evaluation was completed on October 25, 2012 and discussed with the Board of Trustees on November 6-8, 2012.

2	Future references to the Portfolios do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratios refer to Class A shares of the Portfolios.

162	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolios grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolios.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what §36(b) requires: to face liability under §36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S.Ct. 1418 (2010). In Jones, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s length bargaining as the benchmark for reviewing challenged fees.”3

ADVISORY FEES, NET ASSETS, & EXPENSE RATIOS

The Adviser proposed that each Portfolio pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.4

Category	Advisory Fee Schedule[5]	Portfolio
Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	Arizona Portfolio Massachusetts Portfolio Michigan Portfolio Minnesota Portfolio New Jersey Portfolio Ohio Portfolio Pennsylvania Portfolio Virginia Portfolio

3	Jones v. Harris at 1427.

4	Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.

5	The advisory fees for each Portfolio are based on the percentage of each Portfolio’s average daily net assets, not a combination of any of the Portfolios

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	163

The Portfolios’ net assets on September 30, 2012 are set forth below:

Portfolio	09/30/12 Net Assets ($MM)
Arizona Portfolio	$178.2
Massachusetts Portfolio	$305.8
Michigan Portfolio	$101.0
Minnesota Portfolio	$107.6
New Jersey Portfolio	$162.3
Ohio Portfolio	$166.7
Pennsylvania Portfolio	$135.2
Virginia Portfolio	$303.7

The Portfolios’ Investment Advisory Agreement provides for the Adviser to be reimbursed for certain clerical, legal, accounting, administrative and other services provided to each Portfolio. Indicated below are the reimbursement amounts, which the Adviser received from the Portfolios during their most recently completed fiscal year, expressed in dollars and as a percentage of average daily net assets:

Portfolio	Amount	As a % of Average Daily Net Assets
Arizona Portfolio	$67,247	0.04%
Massachusetts Portfolio	$68,249	0.03%
Michigan Portfolio	$71,030	0.07%
Minnesota Portfolio	$64,221	0.06%
New Jersey Portfolio	$66,639	0.04%
Ohio Portfolio	$64,166	0.04%
Pennsylvania Portfolio	$69,932	0.05%
Virginia Portfolio	$57,371	0.02%

The Adviser has agreed to waive that portion of its advisory fees and/or reimburse the Portfolios for that portion of the Portfolios’ total operating expenses to the degree necessary to limit each Portfolio’s expense ratio to the amounts set forth below for each Portfolio’s current fiscal year. The waiver is terminable by the Adviser prior to each Portfolio’s new Prospectus date upon at least 60 days written notice. In addition, set forth below are the gross expense ratios of the Portfolios, annualized for the most recent semi-annual period:6

The Adviser provided notice to the Directors of its intention to modify the expense limitation undertaking expense levels for Michigan Portfolio, Pennsylvania Portfolio and Virginia Portfolio, to be effective with the Funds’ prospectus updates on February 1, 2013. In this regard, the Adviser will raise the cap levels for Virginia Portfolio, and will lower the cap levels for Michigan Portfolio and Pennsylvania Portfolio.

6	Semi-annual total expense ratios are unaudited.

164	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

	Expense Cap Pursuant to Expense Limitation Undertaking					Gross Expense Ratio[7]		Fiscal Year End
Fund	Class	Current		Effective 02/01/13
Michigan Portfolio	Class A Class B Class C	1.01 1.71 1.71	% % %	0.90 1.60 1.60	% % %	1.08 1.80 1.79	% % %	Sept. 30 (ratios as of March 31, 2012)

Pennsylvania Portfolio	Class A Class B Class C	0.95 1.65 1.65	% % %	0.90 1.60 1.60	% % %	1.00 1.71 1.70	% % %	Sept. 30 (ratios as of March 31, 2012)

Virginia Portfolio	Class A Class B Class C	0.72 1.42 1.42	% % %	0.80 1.50 1.50	% % %	0.90 1.63 1.61	% % %	Sept. 30 (ratios as of March 31, 2012)

The Adviser did not propose any changes to the expense cap levels for the following Portfolios:

Portfolio	Expense Cap Pursuant to Expense Limitation Undertaking			Gross Expense Ratio[8]		Fiscal Year End
Arizona Portfolio	Class A Class B Class C	0.78 1.48 1.48	% % %	0.95 1.67 1.66	% % %	September 30 (ratios as of Mar. 31, 2012)

Massachusetts Portfolio	Class A Class B Class C	0.82 1.52 1.52	% % %	0.88 1.60 1.59	% % %	September 30 (ratios as of Mar. 31, 2012)

Minnesota Portfolio	Class A Class B Class C	0.90 1.60 1.60	% % %	1.04 1.88 1.74	% % %	September 30 (ratios as of Mar. 31, 2012)

New Jersey Portfolio	Class A Class B Class C	0.87 1.57 1.57	% % %	0.96 1.68 1.66	% % %	September 30 (ratios as of Mar. 31, 2012)

Ohio Portfolio	Class A Class B Class C	0.85 1.55 1.55	% % %	0.97 1.70 1.67	% % %	September 30 (ratios as of Mar. 31, 2012)

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolios that are not provided to non-investment company clients and sub-advised investment

7	Annualized.

8	Annualized.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	165

companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolios’ third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolios are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed for providing some of these services. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolios’ investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Portfolios.9 With respect to the Portfolios, the Adviser represented that there are no categories in the Form ADV for institutional products that have a substantially similar investment styles as the Portfolios. The Adviser does manage separately managed accounts that invest principally in municipal securities, but those mandates have a substantially lower risk profile (credit and interest rate risk) than that of the Portfolios.

The Adviser represented that it does not sub-advise any registered investment companies of other fund families with a substantially similar investment style as any of the Portfolios.

9	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

166	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolios with fees charged to other investment companies for similar services offered by other investment advisers.10 Lipper’s analysis included the comparison of each Portfolio’s contractual management fee, estimated at the approximate current asset level of the subject Portfolio, to the median of the Portfolio’s Lipper Expense Group (“EG”)11 and the Portfolio’s contractual management fee ranking.12

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

The original EGs for certain of the Portfolios had an insufficient number of peers. Consequently, Lipper expanded these Portfolios’ EGs to include peers that have a similar but not the same Lipper investment classification/objective.

Portfolio	Contractual Management Fee[13]	Lipper Exp. Group Median	Rank
Arizona Portfolio[14]	0.450	0.500	3/7
Massachusetts Portfolio[14]	0.450	0.494	2/10

10	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

11	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

12	The contractual management fee is calculated by Lipper using each Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of each Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Portfolio had the lowest effective fee rate in the Lipper peer group.

13	The contractual management fees for the Portfolios do not reflect any expense reimbursements made by the Portfolios to the Adviser for certain clerical, legal, accounting, administrative, and other services. In addition, the contractual management fees do not reflect any management waivers for expense caps that effectively reduce the contractual management fee.

14	One of the Portfolio’s EG peer is excluded from the contractual management fee comparison because Lipper is unable to calculate the peer’s contractual management fee because of the gross income component in the peer’s advisory fee schedule.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	167

Portfolio	Contractual Management Fee[13]	Lipper Exp. Group Median	Rank
Michigan Portfolio14,[15]	0.450	0.547	2/12
Minnesota Portfolio[14,15]	0.450	0.547	2/14
New Jersey Portfolio[14]	0.450	0.540	2/7
Ohio Portfolio [14,15]	0.450	0.500	3/13
Pennsylvania Portfolio[14]	0.450	0.478	2/9
Virginia Portfolio [14,15]	0.450	0.495	3/12

However, because Lipper had expanded the certain of the Portfolios EGs, under Lipper’s standard guidelines, the Lipper Expense Universe (“EU”) was also expanded to include the universe of those peers that had a similar but not the same Lipper investment classification/objective. A “normal” EU will include funds that have the same investment classification/objective as the subject Portfolio.16 Set forth below is a comparison of the Portfolios’ total expense ratios and the medians of the Portfolios’ EGs and EUs. The Portfolios’ total expense ratio rankings are also shown.

Portfolio	Expense Ratio (%)[17]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Arizona Portfolio	0.779	0.788	4/8	0.796	4/9
Massachusetts Portfolio	0.819	0.819	6/11	0.834	7/14
Michigan Portfolio[18]	1.009	0.831	12/13	0.817	44/51
Pro-forma[19]	0.898	0.831	10/13	0.817	38/51

Minnesota Portfolio[18]	0.899	0.842	9/15	0.820	74/104
New Jersey Portfolio	0.869	0.811	8/8	0.819	10/13
Ohio Portfolio[18]	0.849	0.815	10/14	0.817	21/34
Pennsylvania Portfolio	0.949	0.794	8/10	0.799	13/17
Pro-forma[19]	0.899	0.794	8/10	0.799	13/17

Virginia Portfolio[18]	0.719	0.795	2/13	0.811	7/43
Pro-forma[19]	0.799	0.795	7/13	0.811	19/43

Based on this analysis, considering pro-forma information where available, the Portfolios have a more favorable ranking on a management fee basis than on a total expense ratio basis.

15	The Portfolio’s EG was expanded by Lipper.

16

Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG peer when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

17	Most recently completed fiscal year Class A share total expense ratio.

18	The Portfolio’s EG and EU were expanded by Lipper.

19	Pro-forma total expense ratio is shown for the Portfolio to reflect the Portfolio’s expense cap level effective February 1, 2013.

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III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolios. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolios’ profitability information, prepared by the Adviser for the Board of Trustees, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolios increased, with the exception of Arizona Portfolio, Michigan Portfolio and Minnesota Portfolio during calendar year 2011, relative to 2010.

In addition to the Adviser’s direct profits from managing the Portfolios, certain of the Adviser’s affiliates have business relationships with the Portfolios and may earn a profit from providing other services to the Portfolios. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolios and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive and the relationship otherwise complies with the 40 Act restrictions. These affiliates provide transfer agent and distribution services to the Portfolios and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads and contingent deferred sales charges (“CDSC”).

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Portfolios’ principal underwriter. ABI and the Adviser have disclosed in the Portfolios’ prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Portfolio. In 2011, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $17 million for distribution services and educational support (revenue sharing payments).

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	169

ABI retained the following amounts for Class A front-end load sales charges from sales of the Portfolios’ Class A shares during the Portfolios’ most recently completed fiscal year:

Portfolio	Amount Received
Arizona Portfolio	$0
Massachusetts Portfolio	$60
Michigan Portfolio	$110
Minnesota Portfolio	$145
New Jersey Portfolio	$0
Ohio Portfolio	$89
Pennsylvania Portfolio	$143
Virginia Portfolio	$782

ABI received the amounts set forth below in Rule 12b-1 fees and CDSC from the Portfolios during the Portfolios’ most recently completed fiscal year:

Portfolio	12b-1 Fee Received	CDSC Received
Arizona Portfolio	$793,433	$10,700
Massachusetts Portfolio	$1,245,600	$37,762
Michigan Portfolio	$532,246	$7,545
Minnesota Portfolio	$490,030	$6,954
New Jersey Portfolio	$747,791	$7,583
Ohio Portfolio	$796,349	$13,858
Pennsylvania Portfolio	$595,242	$4,310
Virginia Portfolio	$1,159,046	$28,419

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Portfolios, are based on the level of the network account and the class of shares held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. ABIS received the following net fees from the Portfolios during the Portfolios’ most recently completed fiscal year:

Portfolio	ABIS Fee
Arizona Portfolio	$22,866
Massachusetts Portfolio	$34,881
Michigan Portfolio	$29,258
Minnesota Portfolio	$24,124
New Jersey Portfolio	$30,917
Ohio Portfolio	$31,638
Pennsylvania Portfolio	$32,338
Virginia Portfolio	$35,802

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

170	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

An independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AllianceBernstein Mutual Funds managed by the Adviser through lower fees.

Previously in February 2008, the independent consultant provided the Board of Directors an update of the Deli20 study on advisory fees and various fund characteristics.21 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.22 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

20	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years.

21	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones v. Harris at 1429.

22	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	171

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $419 billion as of September 30, 2012, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolios.

The information prepared by Lipper shows the 1, 3, 5 and 10 year performance rankings23 of the Portfolios relative to their Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)24 for the periods ended July 31, 2012.25

	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
Arizona Portfolio
1 year	10.16	11.83	11.77	7/8	8/9
3 year	7.05	7.88	7.81	7/8	8/9
5 year	5.25	5.48	5.43	6/8	7/9
10 year	4.97	4.84	4.80	2/7	2/8

Massachusetts Portfolio
1 year	11.61	11.89	11.87	8/11	11/14
3 year	7.38	7.49	7.63	8/11	10/14
5 year	5.92	5.73	5.74	4/11	5/14
10 year	5.09	4.99	4.90	3/11	3/13

Michigan Portfolio
1 year	7.57	10.38	10.38	3/3	7/7
3 year	5.75	7.36	7.36	3/3	7/7
5 year	4.66	5.27	5.16	3/3	6/7
10 year	4.57	4.57	4.57	2/3	3/6

Minnesota Portfolio
1 year	9.05	10.37	10.41	6/6	12/13
3 year	6.06	7.27	7.16	6/6	13/13
5 year	5.05	5.42	5.55	6/6	12/13
10 year	4.67	4.93	4.87	6/6	10/12

New Jersey Portfolio
1 year	11.44	12.24	11.61	6/8	9/13
3 year	8.09	8.39	8.09	5/8	7/13
5 year	5.23	5.58	5.59	6/8	10/13
10 year	4.61	4.84	4.75	5/7	8/12

23	The performance returns and rankings of the Portfolios are for the Portfolios’ Class A shares. The performance returns of the Portfolios were provided by Lipper.

24	A Portfolio’s PG/PU may not necessarily be identical to its respective EG/EU, as the criteria for including/excluding a fund from a PG/PU is somewhat different from that of an EG/EU.

25	The current Lipper investment classification/objective dictates the PG and PU throughout the life of each Portfolio even if a Portfolio had a different investment classification/objective at a different point in time.

172	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
Ohio Portfolio
1 year	9.05	10.18	10.06	6/7	11/13
3 year	6.73	6.73	6.64	4/7	5/13
5 year	5.08	4.89	5.02	2/6	6/12
10 year	4.77	4.49	4.52	2/5	4/11

Pennsylvania Portfolio
1 year	10.10	10.65	11.17	9/10	16/17
3 year	7.88	7.44	7.88	4/10	9/17
5 year	5.10	5.38	5.47	7/10	13/17
10 year	4.77	4.74	4.78	5/10	9/16

Virginia Portfolio
1 year	10.76	10.88	10.76	4/5	5/9
3 year	7.74	7.74	7.02	3/5	3/9
5 year	5.88	5.45	5.40	1/5	1/9
10 year	5.32	4.99	4.65	1/4	1/8

Set forth below are the 1, 3, 5 and 10 year and since inception performance returns of the Portfolios (in bold)26 versus their benchmarks.27 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.28

	Periods Ending July 31, 2012 Annualized Net Performance
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
						Volatility (%)	Sharpe (%)
Arizona Portfolio	10.17	7.05	5.25	4.97	5.84	4.09	0.74	10
Barclays Capital Municipal Bond Index	10.51	7.59	6.12	5.31	6.05	4.59	0.73	10
Inception Date: June 1, 1994

Massachusetts Portfolio	11.62	7.38	5.92	5.10	6.11	4.12	0.76	10
Barclays Capital Municipal Bond Index	10.51	7.59	6.12	5.31	6.03	4.59	0.73	10
Inception Date: March 29, 1994

26	The performance returns and risk measures shown in the table are for the Class A shares of the Portfolios.

27	Adviser provided Portfolio and benchmark performance return information for periods through July 31, 2012.

28	Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be seen as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be viewed as better performing than a fund with a lower Sharpe Ratio.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	173

	Periods Ending July 31, 2012 Annualized Net Performance
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
						Volatility (%)	Sharpe (%)
Michigan Portfolio	7.57	5.75	4.66	4.57	5.70	3.83	0.69	10
Barclays Capital Municipal Bond Index	10.51	7.59	6.12	5.31	5.76	4.59	0.73	10
Inception Date: February 25, 1994

Minnesota Portfolio	9.05	6.06	5.05	4.67	5.15	4.07	0.67	10
Barclays Capital Municipal Bond Index	10.51	7.59	6.12	5.31	5.74	4.59	0.73	10
Inception Date: June 25, 1993

New Jersey Portfolio	11.44	8.09	5.23	4.61	5.05	4.56	0.59	10
Barclays Capital Municipal Bond Index	10.51	7.59	6.12	5.31	5.74	4.59	0.73	10
Inception Date: June 25, 1993

Ohio Portfolio	9.05	6.73	5.08	4.77	5.19	3.99	0.71	10
Barclays Capital Municipal Bond Index	10.51	7.59	6.12	5.31	5.74	4.59	0.73	10
Inception Date: June 25, 1993

Pennsylvania Portfolio	10.11	7.88	5.10	4.77	5.41	4.17	0.68	10
Barclays Capital Municipal Bond Index	10.51	7.59	6.12	5.31	5.74	4.59	0.73	10
Inception Date: June 25, 1993

Virginia Portfolio	10.76	7.74	5.88	5.32	6.12	4.15	0.80	10
Barclays Capital Municipal Bond Index	10.51	7.59	6.12	5.31	6.01	4.59	0.73	10
Inception Date: April 29, 1994

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for each Portfolio is reasonable and within the range of what would have been negotiated at arm’s length in light of all the surrounding circumstances. This conclusion in respect of the Portfolios is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: December 3, 2012

174	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

US Equity

US Core

Core Opportunities Fund

Growth & Income Fund

Select US Equity Portfolio

US Growth

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US Value

Discovery Value Fund

Equity Income Fund

Value Fund

International/Global Equity

International/Global Core

Global Thematic Growth Fund

International Portfolio

Tax-Managed International Portfolio

International/Global Growth

International Discovery Equity Portfolio

International Growth Fund

International/Global Value

Global Value Fund

International Value Fund

Fixed Income

Municipal

High Income Municipal Portfolio

Intermediate California Portfolio

Intermediate Diversified Portfolio

Intermediate New York Portfolio

Municipal Bond Inflation Strategy

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Michigan Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

Fixed Income (continued)

Taxable

Bond Inflation Strategy

Global Bond Fund

High Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

Alternatives

Dynamic All Market Fund

Global Real Estate Investment Fund

Global Risk Allocation Fund

Market Neutral Strategy-Global

Market Neutral Strategy-U.S.

Real Asset Strategy

Select US Long/Short Portfolio

Unconstrained Bond Fund

Asset Allocation/Multi-Asset

Multi-Asset

Emerging Markets Multi-Asset Portfolio

Retirement Strategies

2000 Retirement Strategy

2005 Retirement Strategy

2010 Retirement Strategy

2015 Retirement Strategy

2020 Retirement Strategy

2025 Retirement Strategy

2030 Retirement Strategy

2035 Retirement Strategy

2040 Retirement Strategy

2045 Retirement Strategy

2050 Retirement Strategy

2055 Retirement Strategy

Wealth Strategies

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Closed-End Funds

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Exchange Reserves, which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds. An investment in Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	175

AllianceBernstein Family of Funds

NOTES

176	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

MIFII-0151-0913

ITEM 2. CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors Garry L. Moody and William H. Foulk, Jr. qualify as audit committee financial experts.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young LLP, for the Fund’s last two fiscal years for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues and quarterly press release review (for those Funds which issue press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

		Audit Fees	Audit-Related Fees	Tax Fees
Arizona Portfolio	2012	$26,880	$63	$12,467
	2013	$26,880	$123	$12,467

Massachusetts Portfolio	2012	$26,880	$63	$12,467
	2013	$26,880	$123	$12,467

Michigan Portfolio	2012	$26,880	$63	$12,467
	2013	$26,880	$123	$12,467

Minnesota Portfolio	2012	$26,880	$63	$12,467
	2013	$26,880	$123	$12,467

New Jersey Portfolio	2012	$26,880	$63	$12,467
	2013	$26,880	$123	$12,467

Ohio Portfolio	2012	$26,880	$63	$12,467
	2013	$26,880	$123	$12,467

Pennsylvania Portfolio	2012	$26,880	$63	$12,467
	2013	$26,880	$123	$12,467

Virginia Portfolio	2012	$26,880	$63	$12,467
	2013	$26,880	$123	$12,467

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a)–(c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund:

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Total Amount of Foregoing Column Pre- approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
Arizona Portfolio	2012	$631,170	$12,530
			$(63)
			$(12,467)
	2013	$385,761	$12,590
			$(123)
			$(12,467)

Massachusetts Portfolio	2012	$631,170	$12,530
			$(63)
			$(12,467)
	2013	$385,761	$12,590
			$(123)
			$(12,467)

Michigan Portfolio	2012	$631,170	$12,530
			$(63)
			$(12,467)
	2013	$385,761	$12,590
			$(123)
			$(12,467)

Minnesota Portfolio	2012	$631,170	$12,530
			$(63)
			$(12,467)
	2013	$385,761	$12,590
			$(123)
			$(12,467)

New Jersey Portfolio	2012	$631,170	$12,530
			$(63)
			$(12,467)
	2013	$385,761	$12,590
			$(123)
			$(12,467)

Ohio Portfolio	2012	$631,170	$12,530
			$(63)
			$(12,467)
	2013	$385,761	$12,590
			$(123)
			$(12,467)

Pennsylvania Portfolio	2012	$631,170	$12,530
			$(63)
			$(12,467)
	2013	$385,761	$12,590
			$(123)
			$(12,467)

Virginia Portfolio	2012	$631,170	$12,530
			$(63)
			$(12,467)
	2013	$385,761	$12,590
			$(123)
			$(12,467)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein Municipal Income Fund II

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date: November 22, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date: November 22, 2013

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date: November 22, 2013